REVISED PRELIMINARY PROXY STATEMENT FOR STERLING SUGARS, INC.

                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                          SCHEDULE 14A

     Preliminary Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

      Filed by the Registrant  [ ]
      Filed by a Party other than the Registrant

Check the appropriate box:

X    Preliminary Proxy Statement
     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     Definitive Proxy Statement
     Definitive Additional Materials
     Soliciting  Material Pursuant to (S) 240.14a-11(c)  or  (S)
     240.14a-12

                      STERLING SUGARS, INC.
        (Name of Registrant as Specified In Its Charter)

                    M. A. Patout & Son, Ltd.
                        Peter V. Guarsico
                        Robert B. Patout
                      Frank William Patout
                     William S. Patout, III
  (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

Payment of Filing Fee (Check appropriate box):

X    No fee required.
     Fee  computed  on table below per Exchange Act  Rules  14a-
     6(i)(4)   and 0-11.

      (1) Title of each class of securities to which transaction applies:
      (2) Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)  Proposed maximum aggregate value of transaction:
      (5)  Total fee paid:



     Fee paid previously with preliminary materials.
     Check  box if any part of the fee is offset as provided  by
                                   -1-
     Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:




                      STERLING SUGARS, INC.
                          P.O. Box 572
                       Franklin, LA 70538


                        TABLE OF CONTENTS

                                                            Page

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS........................5

PROXY STATEMENT.................................................7

INTRODUCTION....................................................7

VOTING SECURITIES...............................................8

PROPOSALS.......................................................9

SUMMARY TERM SHEET.............................................10

SPECIAL
FACTORS........................................................16

Introduction...................................................16
     Risk Factors..............................................17
     Risks Associated with Not Remaining a Stockholder.........18
     Risks Associated with Remaining a Stockholder.............18
     Additional Risks..........................................19
     Background, Purpose, Structure and Effect of the
       Split Transaction.......................................22
          Background...........................................22
          Purpose and Reasons for the Split Transaction........27
          Effect of the Split Transaction......................31
          Structure of the Split Transaction...................34
          Recommendations of the Board.........................37
          Position of Sterling's Board as to the Fairness
          of the Split Transaction.............................38
          Advantages of the Split Transaction..................38
          Disadvantages of the Split Transaction...............41
          Substantive Fairness of the Split Transaction........45
          Patout's Position as to the Substantive Fairness
            of the Split Transaction...........................52
                                  -2-
          Peter V. Guarisco's Position as to the
            Substantive Fairness of the Split Transaction......52
          Frank William Patout's Position as to the
            Substantive Fairness of the Split Transaction......52
          Robert B. Patout's Position as to the
            Substantive Fairness of the Split Transaction......53
          William S. Patout, III's Position as to the
            Substantive Fairness of the Split Transaction......53
          Procedural Fairness of the Split Transaction.........53
          Patout's Position as to the Procedural Fairness
            of the Split Transaction...........................56
          Peter V. Guarisco's Position as to the
            Procedural Fairness of the Split Transaction.......57
          Frank William Patout's Position as to the
            Procedural Fairness of the Split Transaction.......57
          Robert B. Patout's Position as to the
            Procedural Fairness of the Split Transaction.......57
          William S. Patout, III's Position as to the
            Procedural Fairness of the Split Transaction.......58
          Plans or Proposals After the Split Transaction.......58
          Alternatives to the Split Transaction................59
          Source of Funds and Amount of Funds..................60
          Conversion of Shares in Split Transaction............61
          Cash Payment in Lieu of Shares of Common Stock.......63
          Material U.S. Federal Income Tax Consequences
            of the Split Transaction...........................64
            Opinion of Independent Financial Advisor...........66
     Certain Effects of the Split Transaction..................82
     Vote Required.............................................82
     Board's Reservation of Rights.............................82
     Effective Date............................................82
     Exchange of Certificates and Payment of Certain
       Fractional Shares.......................................83
     Regulatory Approvals......................................84
     Appraisal Rights..........................................84
     Information and Security Ownership of Management
       and Certain Beneficial Owners...........................84
     Summary Historical and Pro Forma Financial Information....85

ELECTION OF DIRECTORS..........................................86

     Business Experience of Directors..........................87
     Directors' Compensation...................................88
     Board Compensation Committee Report on Executive
       Compensation............................................88

COMMITTEES OF THE BOARD........................................88

     Nominating or Compensation................................88
     Audit Committee...........................................88
     Audit Committee Report....................................89
     Submitted by the Board of Directors.......................89
     Meetings of the Board of Directors........................89



                              -3-
     Decisions.................................................89

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF................90

     Beneficial Owners of More Than 5% of the Company's
       Outstanding Stock.......................................90
     Security Ownership of Management..........................91



INFORMATION CONCERNING MANAGEMENT..............................92

     Business Experience of Executive Officers.................92
     Executive Compensation....................................92

ANNUAL COMPENSATION............................................92

PENSION TABLE..................................................93

     Certain Transactions......................................94

INDEPENDENT
ACCOUNTANTS....................................................95

     Independent Accountants...................................95
     Audit Fees and Related Matters............................96

OTHER MATTERS..................................................96

AVAILABLE INFORMATION..........................................96


ANNEX A........................................................97


ANNEX B: FAIRNESS OPINION FOR SPLIT TRANSACTION................99


ANNEX C.......................................................102


ANNEX D: FINANCIAL STATEMENTS.................................104

ANNEX E: LAND, MINERAL AND CROP APPRAISALS....................123












                               -4-

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     ____________ ___, 2005

TO THE STOCKHOLDERS OF STERLING SUGARS, INC.:

      The Annual Meeting of Stockholders of Sterling Sugars, Inc. ("Sterling" or the "Company"), will be held in the Conference Room, St. Mary Parish Library, 206 Iberia Street, Franklin, Louisiana on ____________ ____, 2005, at 10:00 a.m., for the
purpose of voting:

(1) On a proposal to take the Company private through the adoption of an amendment to Sterling's Articles of Incorporation providing for:

      !    A  one-for-2,000  reverse stock split  of  Sterling's
           Common Stock; and

      ! A cash payment equal to $9.00 per pre-split Share of Common Stock to all Stockholders left with less than one share following the reverse stock split.

(2) For election of directors to serve for one year or until their successors are elected and qualified.

(3) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

       5:00 p.m. local time on November 5, 2004 has been fixed as the record date ("Record Date") for determining shareholders entitled to notice of and to vote at the meeting.

      The accompanying proxy statement forms a part of this notice. We urge you to read it carefully.

                              By order of the
                              Board of Directors


                              ______________________
                              Tim Soileau, Secretary

Franklin, Louisiana
____________ __, 2005

YOUR  VOTE IS IMPORTANT.  THEREFORE, WHETHER OR NOT YOU  PLAN  TO



ATTEND THE MEETING YOU SHOULD COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY ATTACHED HERETO AS ANNEX C. Any Stockholder present at the meeting may withdraw his or her proxy and vote personally on each matter brought before the meeting. Stockholders attending the meeting whose shares are held in the name of a broker or other nominee who desire to vote their shares
                                 -5-
at the meeting should bring with them a proxy or other writing from that broker or nominee confirming their ownership of shares.

                      STERLING SUGARS, INC.
                          P.O. Box 572
                       Franklin, LA 70538

Dear Stockholder:

       This is to invite you to attend the Annual Meeting of Stockholders of Sterling Sugars, Inc., to be held on ____________ ___, 2005 at 10:00 a.m., local time, in the Conference Room, St. Mary Parish Library, 206 Iberia Street, Franklin, Louisiana.

      At the Annual Meeting, you will be asked to vote on a proposal to take the Company private through the adoption of an amendment to the Articles of Incorporation providing for (i) a one-for-2,000 reverse stock split of the Company's Common Stock and (ii) a cash payment equal to $9.00 per pre-split share of Common Stock to all Stockholders left with less than one share following the reverse stock split. We have set forth the text of the proposed amendment in Annex A to this Proxy Statement.

     If the reverse stock split is approved and, as a result, you are left with less than one share of Common Stock, then you will be entitled to receive $9.00 per pre-split share in cash, without interest, for your shares of Common Stock. This price represents a $2.45 premium over the Common Stock's closing bid price per share of $6.55 on November 1, 2004, the last day a sale was consummated prior to the approval of the Company's board of directors (The "Board") to undertake the reverse stock split. Any Stockholder owning at least 2,000 shares at the effective time of the reverse stock split will remain a Stockholder of the Company as a private company.

      The total cash consideration the Company expects to pay in connection with the proposed reverse stock split will be approximately $934,849, excluding transaction costs. Transaction costs such as appraiser fees, attorneys fees, etc. are expected to be approximately $190,000.00.

      For the reasons described in detail in the Proxy Statement, the Board has unanimously approved the reverse stock split proposal and has directed that it be submitted to a vote of the stockholders. The Board believes that the terms of the reverse stock split proposal are fair to the Company and the Company's Stockholders, and recommends that the Stockholders vote "FOR" the proposal.

THIS TRANSACTION HAS NOT BEEN APPROVED NOR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION. NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE FAIRNESS OR

                               -6-



MERITS  OF  THIS TRANSACTION OR UPON THE ACCURACY OR ADEQUACY  OF
THE  INFORMATION CONTAINED IN THIS DOCUMENT.  ANY  REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

      Your vote is very important. Under Louisiana law and Sterling's Bylaws, the reverse stock split proposal is subject to obtaining the approval of a majority of the votes cast by the holders of the outstanding shares of Common Stock either in person or by proxy, at the Company's Annual Meeting.

     The Board has fixed 5:00 p.m. local time on November 5, 2004 as the record date ("Record Date") for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting. Only Stockholders of record at 5:00 p.m. local time on November 5, 2004 are entitled to notice of, and to vote at, the Annual Meeting. As of the record date, the Company had 2,500,000 outstanding shares of Common Stock. As of the record date, M. A. Patout & Son, Ltd. ("Patout") and Peter V. Guarisco ("Guarisco") beneficially owned a total of 2,095,281 outstanding shares, or approximately 92%. Representatives of Patout and Guarisco who are members of the Company's Board have voted, as Board Members, in favor of the reverse stock split proposal. It is anticipated that Patout and Guarisco will vote all of their shares in favor of the reverse stock split proposal, thereby ensuring that the reverse stock split proposal will be approved by the requisite shareholder vote under Louisiana law.

      Please complete and sign the enclosed proxy card and return it as soon as possible in the enclosed postage paid envelope.
This  will ensure that your shares are represented at the  Annual
Meeting.

                                   Sincerely,



                                   Tim Soileau, Secretary




      This proxy statement and form of proxy are first being mailed to shareholders on or about ____________ ___, 2005.

                         PROXY STATEMENT


                          INTRODUCTION

      This proxy statement is being furnished in connection with the solicitation of proxies by the board of directors (the "Board") of Sterling Sugars, Inc., a Louisiana corporation ("Sterling" or the "Company"), for use at the Annual Meeting of Stockholders ("Annual Meeting") to be held on ____________ ___, 2005, at 10:00 a.m., in the Conference Room, St. Mary Parish
                             -7-
Library, 206 Iberia Street, Franklin, Louisiana. This proxy statement and the accompanying proxy are being mailed to Stockholders on or about ____________ ___, 2005. It is contemplated that this solicitation of proxies will be made primarily by mail; however, if it should appear desirable to do so in order to ensure adequate representation at the meeting, directors, officers and employees of Sterling may communicate with Stockholders, brokerage houses and others by telephone, via email or in person to request that proxies be furnished. Such additional contacts will not be scripted and will contain only such information about the transaction described below as is set forth in these materials and attachments. The Company may reimburse banks, brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the shares held by them. All such expenses associated with notice of this solicitation shall be borne by Sterling.

      At the Annual Meeting, holders of shares of common stock ("Stockholders") will be asked to consider and vote (i) to approve an amendment to Sterling's Articles of Incorporation, as amended, to effect a reverse split of Sterling's common stock (the "Common Stock") at a ratio of 1 to 2,000 (the "Reverse Split"), and to provide for payment in cash, in lieu of the issuance of fractional shares, to those Stockholders holding, less than one (1) share of Common Stock as a result of the reverse stock split. All fractional shares held by Stockholders holding less than one (1) share of Common Stock will be converted into the right to receive $9.00 in cash per share on a pre-split basis (the "Purchase Price") (the reverse stock split and cash payments are referred to, collectively, as the "Split Transaction"); (ii) for the election of directors of Sterling to serve for one (1) year or until their successors are elected and qualified; and (iii) to transact such other business as may properly come before the Annual Meeting, as set forth in the preceding Notice of Annual Meeting.

      Stockholders who execute proxies retain the right to revoke them at any time before they are voted. Any proxy given by a Stockholder may be revoked or superseded by executing a later dated proxy, by giving notice of revocation to the Secretary of Sterling at P.O. Box 572, Franklin, LA 70538, in writing prior to or at the meeting or by attending the meeting and voting in person. A proxy, when executed and not so revoked, will be voted in accordance with the instructions given in the proxy.

      If no choice is specified in the proxy, the proxy will be voted "FOR" the approval of the amendments to Sterling's Articles of Incorporation, as amended, to effect the Split Transaction and will be voted "FOR" the directors proposed for election.



                                  -8-




                        STOCKHOLDERS' PROPOSALS

      In order for proposals by Stockholders to be considered for inclusion in the proxy and proxy statement relating to the year 2004 Annual Meeting of Stockholders, such proposals must be received at the Company's principal executive office no later than July 18, 2004.

                        VOTING SECURITIES

      Only Stockholders of record as of 5:00 p.m. local time on November 5, 2004 (the "Record Date"), are entitled to vote at the meeting. At that time, 2,500,000 shares of the Company's Common Stock (being the Company's only class of authorized stock) were outstanding. A majority of shares entitled to vote represented in person or by proxy will constitute a quorum at the Annual Meeting. Abstentions are counted for the purpose of determining whether a quorum is present for the transaction of business. Each share is entitled to one vote. Approval of the Split Transaction requires an affirmative vote of at least a majority of the voting power present at the Annual Meeting, either in person or by proxy. Since a proportionately small number of shares will be cashed out in the Split Transaction, the Louisiana Business Combination statute is not triggered, and the proposed amendment will not require either a superior majority vote of all Stockholders or a separate affirmative vote of two-thirds of the unaffiliated Stockholders.

NEITHER  THE  SECURITIES AND EXCHANGE COMMISSION  NOR  ANY  STATE
SECURITIES  COMMISSION  HAS APPROVED  OR  DISAPPROVED  THE  SPLIT
TRANSACTION, PASSED UPON THE MERITS OR FAIRNESS OF THE SPLIT TRANSACTION, NOR PASSED UPON THE ADEQUACY OR ACCURACY OF THE
DISCLOSURE IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
IMPORTANT: PLEASE RETURN YOUR PROXY PROMPTLY. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PLEASE DO NOT SEND IN ANY STOCK CERTIFICATES AT THIS TIME. WE WILL SEND DETAILED INSTRUCTIONS TO STOCKHOLDERS FOR SURRENDERING THEIR STOCK CERTIFICATES AS SOON AS PRACTICABLE IF THE SPLIT TRANSACTION IS APPROVED AND THE AMENDMENTS HAVE BECOME EFFECTIVE.














                               -9-
                       PROPOSALS

         APPROVAL OF AMENDMENT TO STERLING'S CHARTER TO
     EFFECT A REVERSE STOCK SPLIT OF STERLING'S COMMON STOCK

Forward Looking Statements

       Forward looking statements are those statements that describe management's beliefs and expectations about the future. We have identified forward looking statements by using words such as "anticipate", "believe", "could", "estimate", "may", "expect" and "intend". Although it is believed that these expectations are reasonable, the Company's operations involve a number of risks and uncertainties, including those described in this proxy statement and other documents filed with the Securities and Exchange Commission. Therefore, these types of statements may prove to be incorrect.

                       SUMMARY TERM SHEET

THE FOLLOWING SUMMARY BRIEFLY DESCRIBES THE MATERIAL ELEMENTS, TERMS AND CONDITIONS OF THE SPLIT TRANSACTION. THE PROXY STATEMENT CONTAINS A MORE DETAILED DESCRIPTION OF SUCH ELEMENTS, TERMS AND CONDITIONS. WE ENCOURAGE YOU TO READ THIS ENTIRE PROXY STATEMENT AND THE DOCUMENTS THE COMPANY HAS INCORPORATED BY REFERENCE BEFORE VOTING. AS USED IN THIS PROXY STATEMENT, "STERLING", THE "COMPANY", "WE", "OUR", "OURS" AND "US" REFER TO STERLING SUGARS, INC., A LOUISIANA CORPORATION, AND THE "SPLIT TRANSACTION" REFERS TO THE REVERSE STOCK SPLIT, TOGETHER WITH THE RELATED CASH PAYMENTS, TO STOCKHOLDERS HOLDING LESS THAN ONE (1) SHARE OF COMMON STOCK AS THE RESULT OF THE REVERSE STOCK SPLIT.

     !    THE REVERSE STOCK SPLIT. You are being asked to approve
and adopt a one-for-2,000 reverse stock split which would result in Sterling no longer qualifying as a publicly held company and, in effect, going private. Going private means that Sterling will terminate the registration of its Common
Stock  under  the  Securities Exchange  Act  of 1934,  as
amended (the "1934 Act"), Sterling will no longer have  to
file  reports with the Securities and Exchange Commission
("SEC") and its Common Stock will no longer be listed  or
traded  on  the Over-the-Counter Bulletin Board  ("OTC")
(or in any other public market). The possibility of taking Sterling private has been proposed by the Board and the method  of  using a reverse stock split  to  do  so  was
approved  by  the Board in consultation  with  counsel.
Any   Stockholder  owning  at least  2,000  shares   of
Sterling's  Common Stock at the effective  time  of  the
Reverse Split will remain a Stockholder of the Company  as
a   private   company.  If  the Split  Transaction   is
completed,  Stockholders will be entitled to receive  one
share  of  Sterling  Common Stock (each  a  "Post-Split
Share")  for every 2,000 shares of Sterling's Common  Stock
held immediately prior to the time of the Reverse Split
(each, a "Pre-Split Share"). Sterling expects to pay approximately $934,849 in the aggregate to purchase the
                           -10-
fractional  shares resulting from the Reverse  Split.  The
Split  Transaction  will likely change  the  respective
percentages   of   ownership  in  the Company   of   the
Stockholders  holding 2,000 or more Pre-Split  Shares.
See "SPECIAL FACTORS - Background, Purpose, Structure and Effect of the Split Transaction - Structure of the Split Transaction".

      !    Stockholders  Owning  Greater  Than  2,000  Pre-Split
Shares.

           Stockholder's holding greater than 2,000 Pre-Split Shares who do not wish to assume the risks of remaining a
minority Stockholder  in  a  private  Company  may  also   cash
out their shares. The Stockholders holding greater than 2,000 Pre-Split Shares and desiring to cash out pursuant to the Split Transaction must give written notice to the Company by December 31, 2004, stating the number of
shares they would like the Company to repurchase from       them.
See "Fairness to Unaffliated Stockholders Who Will Remain Stockholders in the Company" and Procedural Fairness of the Split Transaction."

     !    Stockholders' Right to Aggregate Shares.

          Stockholders who own greater than 2,000 shares in separate accounts, whether held of record, in street name
or both, may aggregate their shares according to the        rules
set forth hereafter in "Structure of the Split Transaction" and "Exchange of Certificates and Payment of Certain Fractional Shares." If either Sterling or such Stockholder can establish that he in fact holds greater than 2,000 shares, such Stockholder will be issued one
(1)   share  of  stock  for  each  2,000  shares  owned  in   the
aggregate. Otherwise, Sterling will presume that all of the shares are held by a holder of fewer than 2,000 shares and were, therefore, converted into the right to receive $9.00 per Pre-Split Share.

      !    REASONS  FOR THE REVERSE STOCK SPLIT. The  Board  has
considered and approved taking the Company private by       means
of the proposed Reverse Split. Sterling is only a marginal publicly held company in terms of enjoyment of the benefits of being a publicly held company. Such benefits include access to the public markets for purposes of raising capital and for acquisitions, the providing of public markets for liquidity purposes for the publicly held company's shareholders and the prestige of being a publicly held company which can be helpful in recruiting, attracting and retaining key officers, directors and staff.

            Sterling   has   been   able   to   successfully
finance its operations and acquisitions through
profits generated from operations as well as
traditional bank financing.  Thus, the Board has
                          -11-
concluded that Sterling   does   not   need access to
public    markets    for   the   purpose   of attraction of
capital.

             Secondly, Sterling is not listed on an exchange but is traded on the Over the Counter Bulletin Board.
The Board has concluded that there is no broad and deep public market in Sterling shares such as to provide liquidity to Stockholders who may wish to sell Sterling Common Stock. One advantage to the Split
Transaction   is   that   it   does   provide  a means of
liquidity to Stockholders holding fewer  than  2,000
shares   to   receive   a   reasonable  and   fair   cash   price
for their stock.

              Sterling has adequate staff and personnel and has not seen the need in its specialized industry to be a publicly held company in order to attract and retain capable managers and personnel.

               Some savings will be realized by
               Sterling upon completion of the Split Transaction since it will no longer have to pay the expenses of filings associated with publicly held companies and other related expenses. Sterling estimates that the savings it will realize upon completion of the Split Transaction associated with public company filing requirements, including Sarbanes-Oxley compliance to be approximately $89,723 in fiscal year ended July 31, 2005, and approximately $72,000 for the fiscal year ended July 31, 2006. Sterling also anticipates eventual savings on directors  and  officers  liability  insurance  of
               perhaps $8,000-$10,000 per year, although no assurance can be given that any savings will occur. See "Purpose and Reasons for the Split
               Transaction - Securities and Exchange Commission Compliance (SEC)"; "Advantages of the Split Transaction to Sterling - Cost Savings".

               Other  benefits will be derived through the  Split
Transaction in which its smaller Stockholders (under 2,000 shares) will achieve liquidity for their minority shareholdings at a fair price. It is expected that such shareholders will generally be eligible to receive capital gains treatment on the
proceeds. Subject to their respective agreements             with
brokers,      dealers      and      intermediaries,       certain
Stockholders may be able to avoid paying brokerage commissions and fees in achieving this liquidity for their shares. It is believed that the same result could not be obtained in the market due to lack of breadth and depth in the market and "bid-ask" discounts that may, as a practical matter, occur.

              The  Split Transaction resulting in de-registration
                                -12-
              of Sterling's Common Stock under the Exchange Act will allow management to focus additional time and effort on effectively managing Sterling's business and operations without the administrative burdens of SEC and related compliance. See "Special Factors - Purpose of and Reasons for the Reverse Stock Split Proposal,"
         Special Factors - Advantages of the Reverse Stock Split", "Special Factors - Disadvantages of the
         Reverse Stock Split - No Participation in Potential Future Appreciation" and "Reduced Liquidity" and "Special Factors - Material U.S. Federal Income Tax Consequences of the Split Transaction."

          CONSIDERATION. If you own at least 2,000 shares of Sterling's Common Stock at the effective time of the Split
Transaction,   you   will   remain   a   Stockholder  of    the
Company  as  a  private  company and  will  not  receive  a  cash
payment.   If   you  do  not  own  at  least  2,000   shares   of
Sterling's Common Stock at the effective time of the Split Transaction, you will receive $9.00 per Pre-Split share in  cash,  without interest, for your shares  of  Common
Stock  and  you  will  no longer be a  Stockholder  in  the
Company.    Subject   to   their   respective   agreements   with
brokers,   dealers   and  intermediaries,  certain   Stockholders
may be able to avoid paying brokerage commissions and fees. Stockholders will not be required to pay the "bid-ask" discount that would apply if you sold your shares on the open market (although you will have to pay tax on your gain, if any). See "Special Factors - Material U.S. Federal Income Tax Consequences of the Split Transaction" and "Special Factors - Exchange of Certificates and
Payment of Certain Fractional Shares."

           A  Stockholder  holding greater than  2,000  Pre-Split
Shares will  have the option to cash out his  shares  at
$9.00   per  Share.   See  "Fairness  to   Unaffiliated
Stockholders Who Will Remain Stockholders in the Company" and Procedural Fairness of the Split Transaction."

          REQUIRED VOTES. To authorize the Split Transaction, Louisiana law and Sterling's By-laws require the approval of a majority of the votes cast by the holders of Sterling's outstanding shares, either in person or by proxy, at a meeting of the Stockholders. Since a proportionately small number of shares will be cashed out in the Split Transaction, the Louisiana Business
          Combination statute is not triggered and the proposed amendment will not require either a superior majority vote of all Stockholders or a separate affirmative vote of two-thirds of the unaffiliated Stockholders. The Board cannot ensure that the requisite Stockholder approval will be obtained. See "Special Factors- Vote Required".

          RECOMMENDATION  OF  THE BOARD OF DIRECTORS.  Sterling's
                               -13-
Board,  by  the  unanimous  vote  of  all  directors,  determined
that   the  Split  Transaction  proposal  is  fair  to
the Company and all its Stockholders  including its unaffiliated
Stockholders, and approved  the Split Transaction proposal. Accordingly,
Sterling's   Board  of  Directors  recommends   that   you   vote
"FOR" the Split Transaction.

          OPINION OF FINANCIAL ADVISOR. The Board gave due weight to the opinion of Chaffe & Associates, Inc. ("Chaffe"), the Company's financial advisor, in connection with its evaluation of the Split Transaction proposal. Chaffe delivered its written opinion to the Board dated
November 16, 2004, to the effect that as of that date, and based upon and subject to the various limitations, qualifications and assumptions stated in its opinion, the price of $9.00 per Pre-Split Share is fair, from a financial point of view, to Sterling's Stockholders, including its unaffiliated Stockholders. The full text of this opinion is attached as Annex B to this schedule. The Board urges you to read Chaffe's opinion in its entirety for a description of the procedures followed, limitations on and factors considered in connection with the delivery of its opinion. See "Special Factors - Opinion of Chaffe & Associates, Inc."

          CONTINUING SHAREHOLDERS. Many of the Stockholders, including an affiliate1, who own more than 2,000
Pre-Split   Shares  of  Common  Stock   will   remain
Stockholders of Sterling following the Split Transaction.
Following the   completion of the  Split  Transaction,
each of Sterling's continuing Stockholders, including its affiliate, and other members of management owning Common Stock will own a slightly increased percentage of the outstanding Common Stock, although the book value of the Company itself will be worth slightly less due to the cash payments made to Stockholders owning fewer than 2,000 shares.  The Company does not anticipate any changes in
its   Board  or  management  as  a  result  of  the Split
Transaction.   See "Security Ownership of Management          and
Certain Beneficial Owners" and "Special Factors - Background, Purpose, Structure and Effect of Split Transaction - Conduct of Sterling's Business After the Split Transaction".

          TAX CONSEQUENCES. Generally, the receipt of $9.00 in cash for each Pre-Split Share of Sterling Common Stock pursuant to the Split Transaction  will be a taxable
transaction.   For  U.S.  federal  income  tax  purposes, those
Stockholders  receiving cash   payments  generally  will
realize  capital  gain  or  loss  as  a  result  of  the   Split
Transaction   measured  by  the  difference,  if   any,   between
the $9.00 per Pre-Split Share price and the adjusted pre-split tax basis in each share that is cashed out. If your holding period for such shares is more than 12 months as of the Effective Date of the Split Transaction, then such gain or loss will be long-term capital gain or loss. See
                          -14-
"Special Factors - Material U.S. Federal Income Tax Consequences of the Split Transaction.
1-Patout is an "affiliate" engaged in a going private transaction since beneficial owners of Patout will benefiially hold a material amount of the Company's outstanding equity securities, occupy seats on the Board, and will otherwise be in a position to "control" the Company within the meaning of Section 12d-2 of the 1934 Act. Section #D.3., Current Issues Outline.

          THE ANNUAL MEETING. Sterling's Annual Meeting will be held in the Conference Room, St. Mary Parish Library, 206 Iberia Street, Franklin, Louisiana, on Tuesday, _________ ___, 2005 at 10:00 a.m. local time. See "The Annual Meeting - Date, Time and Place of the Annual Meeting."

          ELIGIBILITY TO VOTE. Holders of Sterling's Common Stock at 5:00 p.m. local time on November 5, 2004, the record date for the Annual Meeting, may vote at the Annual
Meeting in person or by proxy. On that date, there were 2,500,000 outstanding shares of Sterling Common Stock. Two major Stockholder groups beneficially own approximately 2,294,371 outstanding shares  of  Common
Stock, or approximately 92%. Each share of Common Stock that you own on the Record Date entitles you to cast one vote at the Annual Meeting. See "The Annual Meeting - Record Date."

          VOTING PROCEDURES. In order to cast a vote with respect to the Split Transaction proposal, or change a proxy that you have already sent to us, you must follow the
procedures   described  in  the  accompanying   proxy
statement under  "The  Annual  Meeting  -  Voting  and
Revocation of Proxies." If you do not own your stock directly in your name, but instead hold your shares through a nominee, such as a bank or a broker, you should contact your bank, broker or nominee to obtain directions on how to instruct that person to vote your shares. See
"The Annual Meeting - Voting Rights; Vote Required  for
Approval."

         APPRAISAL OR DISSENTERS' RIGHTS. No appraisal or dissenters' rights are available to you under Louisiana
law  in connection with the Split Transaction. You may       have
other rights or actions under federal or state laws. Challenges to corporate actions in general may be related to fiduciary responsibilities of corporate officers and directors and to the fairness of corporate transactions. See "The Annual Meeting - Voting Rights; Vote Required for Approval."

          POTENTIAL  DISADVANTAGES OF THE SPLIT TRANSACTION.   If
          the Split Transaction is approved, there could be disadvantages to: (a) the Company's unaffiliated Stockholders who will be cashed out; (b) the Company's unaffiliated Stockholders who will remain Stockholders in the Company, (c) Sterling; and (d) Sterling's majority
                                -15-

          Stockholder.  Unaffiliated Stockholders who will be
          cashed out will no longer participate in future growth,
          if any, in the value of Sterling's   Common   Stock.
          Disadvantages to the Company's unaffiliated Stockholders who will remain Stockholders in the Company may include:
          (1) lack of liquidity; and (2) a possible adverse effect on share price. Disadvantages to Sterling could include:
          (1) reduced management incentive; (2) less attractive acquisition currency; (3) reduced equity capital raising opportunities; and (4) loss of prestige. Since Sterling will remain operational, the majority Stockholders through their stock holdings will bear most of the risk
of   losses  generated  by  the  Company's  operations  and   any
decrease in Company value after the Split Transaction.

      If the Split Transaction is approved, as soon as practical thereafter, and in no event later than thirty (30) days following the date of the Annual Meeting, the Company will mail a letter of transmittal to each Stockholder of record. The letter of transmittal will contain instructions for the surrender of each Stockholder's certificate or certificates to Sterling's exchange agent in exchange for a new certificate or the aggregate Purchase Price. The certificate exchange and cash payment of the aggregate Purchase Price will be made promptly to each Stockholder who has surrendered outstanding certificate(s), together with the letter of transmittal, to Sterling's exchange agent. See "Special Factors - Exchange of Stock Certificates."

     Sterling estimates that the total funds required to complete the Split Transaction, including consideration to be paid to the Stockholders entitled to receive cash plus professional fees and expenses, will be approximately $1,124,849. The Board expects that the total funds required will be paid from Sterling's investment accounts or from Sterling's bank line of credit and as a result should have little effect on operations or past dividend practices. See "Special Factors - Background, Purpose, Structure and Effect of the Split Transaction - Sources of Funds and Financial Effect of the Split Transaction."

      There are risks associated with the Split Transaction.  See
"Special Factors -Risk Factors."

      If you have questions about the Split Transaction or would like additional copies of this proxy statement, please contact
Desiree  Lange, Assistant Secretary, P.O. Box 572,  Franklin,  LA
70538, Telephone: 337-828-0620.


                         SPECIAL FACTORS

Introduction

      Sterling's Board has authorized, and recommends for your approval a Split Transaction that is comprised of:

                             -16-
!     The  Reverse Split pursuant to which  each  share  of
Common          Stock registered in the name of a Stockholder  at
the        effective time of the Reverse Split will be  converted
into   two   thousandths  (1/2,000)  of   a   share   of   Common
Stock; and

      !     Payment  of $9.00 per share for each Pre-Split  Share
paid           to Stockholders holding less than one (1) share of
Common         Stock as a result of the Reverse Split.

      If approved, the Split Transaction will become effective shortly after the Annual Meeting of the Stockholders when the Board files the necessary amendments to Sterling's Articles of Incorporation, as amended, with the Secretary of State of the State of Louisiana (the "Effective Date"). The form of proposed amendments to Sterling's Articles of Incorporation, as amended, necessary to effect the Split Transaction is attached to this proxy statement as Annex A.

       Sterling intends for the Split Transaction to treat Stockholders holding Common Stock in street name through a nominee (such as a bank or broker) in the same manner as Stockholders whose shares are registered in their names, and nominees will be instructed to effect the Split Transaction for their beneficial holders. However, nominees may have different procedures and Stockholders holding shares in street name should contact their nominees.

Risk Factors

      It should be recognized that the risk factors set forth below are those, which, on the date of this Proxy Statement, are deemed by Sterling to be most significant. Stockholders must realize, however, that factors other than those set forth below may impact the Company, in a manner and to a degree, which cannot now be foreseen. The descriptions of the anticipated results of operations of the Company described in this Proxy Statement are based on various assumptions involving factual circumstances over which the Company has no control, including, without limitation:


           1. the matters set forth in this "Risk Factors" section,

          2. the capabilities and availability of directors and officers of the Company ("Management"), and

          3.   the projected performance of the Company.

The projected performance of the Company is dependent upon many factors which are not susceptible to precise measurement and is set forth herein solely as an illustration of possible economic events which cannot be guaranteed. ANY PREDICTIONS AND REPRESENTATIONS CONCERNING THE ANTICIPATED RESULTS OF OPERATIONS OF THE COMPANY, WHETHER WRITTEN OR ORAL, WHICH DO NOT CONFORM TO

                               -17-
THOSE  CONTAINED HEREIN, ARE UNAUTHORIZED AND MUST NOT BE  RELIED
UPON BY STOCKHOLDERS

Risks Associated with Not Remaining a Stockholder.

     Stockholders Who Are Cashed Out Will Forfeit The Opportunity to Participate In Any Future Growth In The Value of Their Shares.

      Stockholders who are cashed out in the Split Transaction will no longer be Stockholders in Sterling (unless they subsequently acquire shares from other Stockholders following the Effective Date) and will no longer participate in any growth in the value of their shares that may occur in the future. It is possible that the value of Sterling's shares could exceed the Purchase Price in the future. Such growth would require, among other things, successful processing seasons coupled with favorable contract prices for raw sugar and blackstrap molasses.

Risks Associated with Remaining a Stockholder.

      The Lack of Public Information and Liquidity For Shares  of
Sterling  Common Stock Following The Effective Date May Adversely
Affect The Value of your Shares.

      Following the Split Transaction, Sterling expects to have less than 300 Stockholders. As a result, the Company will be entitled and it intends to de-register its shares of Common Stock under the Securities Exchange Act of 1934 (the "1934 Act"). Once Sterling de-registers its shares of Common Stock, the shares will no longer be traded on the OTC and the Company will not file any more reports with the SEC. As a result, there will be no effective public trading market for the shares and Stockholders desiring to sell their shares may have a difficult time finding a buyer for these shares. This lack of public information and liquidity may adversely affect your ability to sell your shares and the price a buyer is willing to pay for the shares.

     Sterling Has No Plans To Sell the Company Or Otherwise Enter
Into  A Transaction That Would Provide Liquidity For Your Shares,
Which Could Adversely Affect the Value of Your Shares.

       The Company has no present intention or plans to sell Sterling or enter into any transaction, other than the Split Transaction, that would provide Stockholders with a liquidity event for their shares, which may adversely affect the value of their shares.

      As a deregistered company, Sterling will no longer be subject to the SEC's financial reporting requirements or the heightened disclosure and independence requirements imposed by the Sarbanes Oxley Act of 2002 ("SOX").

      Once the Company has deregistered under the 1934 Act, it will no longer be required to file periodic reports with the SEC and the information previously reported by the Company in those periodic reports will no longer be available, on a current basis,
                               -18-
to Stockholders in that form. Louisiana law requires only that the Company furnish Stockholders annually, upon request, a condensed balance sheet (unaudited) and a combined statement of income and earned surplus (unaudited) for the last preceding fiscal year ended more than four months before receipt of such request. It is the current intention of the Company to provide Stockholders with annual audited financial statements. Moreover, Stockholders holding less than 5% of the outstanding stock after the Split Transaction will not enjoy the right to inspect the books and records of the Company under Louisiana law. Any reporting to Stockholders in excess of that required by Louisiana law will be provided at the discretion of the Board. The lack of publicly available information on the Company after the Split Transaction could adversely affect the value of your shares.

     Stockholders Will Continue To Be Subject To Operational, and
Other  Risks,  Facing Sterling, Which Risks, If  Realized,  Could
Result in a Substantial Reduction In the Value Of Their Shares of
Common Stock.

      Following the Split Transaction, the Company will continue to face the same risks it has faced in the past. Sterling's sugar operations and its revenues are highly dependent upon the weather. In 2003, Sterling suffered a significant net loss due to hurricanes and other inclement weather experienced throughout the processing season. Weather affects the sugar content of the cane that is ground in Sterlings' mills. There is a risk that the weather will affect Sterling's sugar cane crop in 2004 and thereafter. Congress, in recognition of the losses suffered by the entire Louisiana Sugar Industry, passed the Agricultural Assistance Act of 2003 and directed the Commodity Credit Corporation to pay the Louisiana sugar mills and farmers a total of $60,000,000. The Company's portion of the proceeds was approximately $1,535,000. Although Sterling received government assistance offsetting approximately 69% of its net loss, there is no guarantee that government subsidies will be granted to offset future losses.

      Sugar recovery per ton of cane was comparatively high in 2003 over 2001 and 2002. There is no guarantee that Sterling's cane will have high sugar content in 2004.

     Sterling markets its raw sugar and blackstrap molasses under contracts  which  provide  for the  sale  of  the  entire  crop's
production.   The  Company cannot ensure that  there  will  be  a
market for the entire crop's production in future years.

Additional Risks

      The  Company  will Face Risks Associated with  Present  and
Future Competition

      The Company will face competition from well capitalized companies in the sugar processing industry. There can be no assurance that the Company will have successful processing seasons, currently and in the future, sufficient to successfully
                             -19-
sustain its business plan against present and future competition.

      The Sugar Processing Industry in Which the Company Operates and Will Continue to Operate is Subject to Peculiar Business
Hazards.

     Weather is likely the most important element that determines whether the Company has a successful crop. In 2003, for example, two hurricanes and inclement weather plagued the sugar cane crop causing the Company to suffer a significant net loss for the year. Sterling cannot predict whether future processing seasons will be adversely affected by the weather causing the Company to suffer net losses.

      The  Company  Will  Rely  on its Marketing  Strategy  Which
Includes Reliance on Personal Relationships

      The Company intends to continue the acquisition of sugar cane and the marketing and sale of its raw sugar and blackstrap molasses by capitalizing on personal relationships with growers and purchasers respectively. These relationships have been developed by the Company's Management over many years. The loss of these personal relationships for any reason might materially and adversely affect the marketing and sale of the Company's products, as well as the Company's economic viability.

      The Company Will Propose a Long Range and Speculative Plan for Growth of the Company's Objectives

      The Company continues to pursue its long-range plan of acquisitions that will increase mill capacity. The Company believes it must continue to increase the volume of sugar cane that it processes. It is the Company's belief that it must concentrate on size and efficiency to remain competitive in difficult economic times. To the extent that the Company fails to attain both short and long-term business objectives, which may be influenced by factors beyond the control of Management, the Stockholders in the Company may be materially and adversely affected.

      The Company Will Be Dependent on its Management to Meet and
Achieve its Goals

     Final decisions with respect to the operation and management of the Company will be made exclusively by Management. Accordingly, any decision made pursuant to the vote solicited under this Proxy Statement should be based upon that
Stockholder's confidence in Management's ability to competently manage the business operations of the Company and the Stockholder's willingness to entrust all aspects of the management of the Company to Management.

     The Company's Management Will Retain Broad Discretion in the
Use   of  Any  Additional  Net  Profits  Saved  From  the   Split
Transaction  and  May  Use the Proceeds  in  Ways  That  May  Not

                             -20-
Increase the Company's Operating Results or Market Value

      The Company intends to use the additional net profits, if any, that result from the Split Transaction for working capital, payment of debt, general corporate purposes and such other purposes as Management and the Board determine are necessary to maximize Stockholder value. The failure of Management to apply such funds effectively could harm the Company's business and the value of its stock.

      The  Company's  Officers, Directors and Major  Stockholders
Will  Retain  Significant Control Over the Company; Influence  on
Corporate Governance

       The Company's officers, directors and current major Stockholders will retain over 94% percent of the voting power of the Company, sufficient to control the Company's Board and any business matter brought before the Stockholders for approval. Accordingly, any decision a Stockholder makes pursuant to this Proxy must be made based on the Stockholder's confidence in the Company's officers, directors and current major Stockholders to exercise prudence in directing and managing the business affairs of the Company, and recognition that the minority Stockholders may never have a significant voice in the conduct of the Company's business.

     The Company May or May Not Achieve Any Return on Investment

      No assurance can be given that a Stockholder will realize any return on investment, or that the investment will not be lost entirely. For this reason, each Stockholder should read this Proxy Statement and all exhibits carefully, and should consult with his own attorney or business adviser before making any decisions with respect to the Proxy.

       Company's  Revenue  Growth  is  Dependent  Upon  Efficient
Production and Sale of Its Products

      The Company's revenue growth depends upon the amount of sugar cane that the Company can grow and/or process. Therefore, future increases in revenues will depend upon successful processing seasons and the Company's ability to maximize profits through efficient processing and marketing allotments at favorable prices.

     Entrance of Potential Competitors into the Marketplace Could
Harm the Company's Ability to Maintain or Improve its Position in the Market

      Some of the Company's potential competitors are national or international in scope and may have greater resources than the Company. These resources could enable the Company's potential competitors to initiate price cuts or take other measures in an effort to gain market share. If the Company does not compete effectively or if the Company experiences any pricing pressures, reduced margins or loss of market share resulting from increased
                               -21-
competition, the Company's business and financial condition may be harmed.
      The  Company  May  Be Unable to Hire, Integrate  or  Retain
Qualified Personnel

      Some of the Company's personnel may serve in both executive and operational positions. While the Company does not anticipate any changes as a result of the Split Transaction, the loss of any of the Company's executives could harm the Company's business.

       The   Company   Does  Not  Anticipate   Distributions   to
Stockholders

      The Company currently anticipates that it will retain all net cash flow, if any, for use in the operation and expansion of its business and does not anticipate paying any distributions to Stockholders. No distributions to Stockholders are anticipated in the foreseeable future.

      The Availability or Lack of Availability of Company Stock for Sale in the Future May Adversely Affect its Value

      No assurance can be given as to the effect, if any, that future sales of Company's Common Stock, or the availability of shares of Common Stock for future sales, will have on the market price of the shares from time to time. The Company does not currently anticipate that future offerings of its Common Stock will be made but no assurance can be given that circumstances will not change making such an offering(s) necessary.

     NOTE: In addition to the above risks, businesses are often subject to risks not foreseen or fully appreciated by management. In reviewing this Proxy Statement, potential Investors should keep in mind other possible risks that could be important.

Background,   Purpose,  Structure  and  Effect   of   the   Split
Transaction

     Background

       The Board has periodically and informally discussed withdrawing from registration with the SEC due to the limited benefit the Company realizes from its public company status. As best that the Board of Sterling can recall, the first informal mention of taking the Company private occurred approximately eight to nine years ago and was brought up by the then Secretary of the Board, Dr. J. Patout Burns, who is no longer on the Board of Directors of Sterling. The Company previously hired Chaffe to advise it on this matter about eight years ago.


     The Board renewed its going private discussions and began to consider its alternatives upon passage of new federal regulations that will significantly increase the Company's costs to remain public. These new federal regulations include the Sarbanes-Oxley
                              -22-
Act of 2002 ("SOX") and the rules and regulations promulgated thereunder. While SOX is not the primary reason for the going private transaction, SOX helped to revive the Company's interest in going private. The following discussion of SOX sets forth the background of the going private transaction and attempts to explain why Sterling is undertaking the going private transaction at this time as opposed to other times in the Company's past.

     The Board became aware of the SOX shortly after its passage. As regulations were promulgated under SOX and it became apparent that SOX would impact the Company, the Board sought legal advice in July 2003. The Company's counsel advised the Board and Management on the many components of SOX, including the penalties for non- compliance. At that time, the Board took appropriate action and it believed the Company was in compliance with the then applicable provisions of SOX. However, under SOX a number of additional requirements have begun to take effect under a series of compliance dates and deadlines. As several deadlines approached and were delayed, the Board received further advice from counsel regarding the compliance dates. In addition to the reasons cited under "Summary Term Sheet - Reasons for the Reverse Stock Split", the Board determined that the increased reporting duties and expenses associated with gearing up for SOX, and eventually, full compliance with SOX, cast doubt on the benefits of remaining a public company. This caused the Board to evaluate Sterling's posture as a public company and to determine whether it is truly benefiting from being and remaining a public company.

      In this evaluation, the Board determined that Sterling is only a marginal public company in terms of enjoyment of the benefits of being a publicly held company. Such benefits include access to the public markets for purposes of raising capital and for acquisitions, the providing of public markets for liquidity purposes for publicly held company shareholders and the prestige of being a publicly held company which can be helpful in recruiting, attracting and retaining key officers, directors and staff. In fact, the Board determined, Sterling has been able to successfully finance its operations through the profits generated from operations as well from traditional bank financing. Indeed, the Board noted that Sterling has made a number of acquisitions and has been able to successfully finance these through bank loans and operations. Consequently, the Board concluded that Sterling does not need access to public markets for purposes of attraction of capital for operations, expansion or acquisitions.

     In terms of Stockholder liquidity, Sterling is not listed on a national exchange but is traded on the Over the Counter Bulletin Board. Sterling's trading volume over the period from June 2003 through September 2004 was approximately 3,370 shares. The entire 3,370 shares were acquired by the majority Stockholder, Patout. Sterling's trading volume is further limited by the fact that approximately 92% of its issued and outstanding shares are owned by Patout and Guarisco (Patout holds 63.36%;
Guarisco holds 28.42%). As a result of this small trading volume, the ability of the Company's Stockholders to trade their
                             -23-
shares is more limited than the ability of shareholders of many other publicly traded companies to trade their shares. The Board has concluded that there is no broad and deep public market in Sterling's shares such as to provide liquidity to Stockholders who may wish to sell Sterling Common Stock. Indeed the Board believes that one advantage of the Split Transaction is that it does provide a means of liquidity to Stockholders holding fewer than 2,000 shares so that they may receive a reasonable and fair cash price for their stock. See "Special Factors - Alternatives to the Split Transaction," ' for a more detailed description of the reasons of the Board to pursue the Split Transaction in particular instead of an alternative transaction structure.

      Finally, the Board concluded that Sterling has adequate staff and personnel and does not have the need, in its specialized industry, to be a publicly held company in order to attract and retain capable managers and personnel. Sterling believes that it is adequately staffed to meet current and future foreseeable needs. Thus, Sterling, through its Board, has concluded it is not benefitted by this attribute of publicly held companies. For these reasons and due to the expectation of increased tangible and intangible costs associated with being a public company manifested principally by the passage of the SOX , the Board discussed potentially undertaking a going private transaction at its June 18, 2004 meeting. Mr. Frank Patout reminded the Board of its going private discussions eight years ago and suggested that the Board reconsider taking the Company private. While no going private transaction was formally proposed at the June 18, 2004 meeting, the Board generally concurred that a going private transaction might be a desirable strategic alternative to consider further, provided one could be proposed and effected at a price and on terms fair to the Company and to the Company's Stockholders, including its unaffiliated Stockholders.

      The Board considered various issues associated with going private at its June 18, 2004 Board meeting. The Board conducted further analyses in an effort to determine whether a going private transaction could be structured and negotiated on acceptable terms. The Board heard information on potential transaction structures that could result in taking the Company private and considered how to most effectively pursue a going private transaction so that transaction costs would not significantly impact the operations of the Company. Two companies, American Appraisal Associates and Chaffe, were asked to attend the meeting to make presentations as to what is involved in the process of valuing a company such as Sterling and to quote a price for these services. American Appraisal Associates gave a quote of $225,000 plus expenses (estimated to be approximately 10% of the total fee). Chaffe quoted a total fee of $86,500 plus expenses, which included appraisals by companies other than Chaffe to perform mineral interest, equipment and land valuations. By motion from Mr. Frank Patout and a second from Mr. Peter Guarisco, the Board voted to hire Chaffe to perform the valuation of Sterling. The Board later
                            -24-
determined that it would not have the equipment appraised.

      At its meeting on November 5, 2004, the Board reviewed its reasons for and alternatives to going private. The Board then heard Chaffe's report on its valuation of the Company and its opinion on the pricing of the Company's stock. Chaffe presented its range of fair market value independent of Sterling's public pricing. Chaffe presented the five primary approaches it applied to establish a value for the Company. After hearing Chaffe's range of values, the Board considered alternative split ratios and the cost of the going private transaction. Based on their various consultations and analyses, the Board concluded that, in its view, it would be in the best interest of the Company, and its Stockholders including its unaffiliated Stockholders to propose a going private transaction in the form of a reverse stock split. At this time, the collective Board, as members of the Board, indicated its intent to vote in favor of the reverse stock split. By motion from Mr. James Keys and a second from Mr. Frank Patout, the Board authorized the form of the amendment to the articles of incorporation taking the Company private. See "Special Factors - Alternatives to the Split Transaction," for a more detailed description of the reasons for the decision of the Board to pursue a reverse stock split in particular instead of an alternative transaction structure.

       The Board voted to undertake a going private transaction in the form of a reverse stock split in which Stockholders holding less than one share after the Split Transaction would be entitled to receive a cash payment equal to $9.00 per Pre-Split Share. The Board determined that $9 per Pre-Split Share was the adequate and appropriate price because it reflected the high side of the ranges provided by Chaffe based upon the valuation models Chaffe used and was deemed by the Board to represent a sufficient premium over what could be secured through the public markets such that the $9 per Pre-Split Share would be a fair, attractive and appropriate price. See "Substantive Fairness of the Reverse Stock Split - Factors Considered by the Board" for an explanation of how the Board decided to offer a $9.00 Split Price. Because Sterling is unable to determine the exact number of Stockholders in the Company, the Board ultimately selected a 2,000-to-1 split ratio. See "How the Reverse Stock Split Ratio Was Determined" in the following paragraphs for a more detailed explanation of how the Board selected the 2,000-to-1 split ratio and why alternative ratios were not selected.

     The Company also reviewed the indication of interest in opening discussions to acquire Sterling by California Investment Fund ("CIF"). CIF withdrew its interest due to the uncertain processing season. As of the date of this Proxy Statement, the Company has not received any firm offers, nor has it had any further communications with CIF. See "Substantive Fairness of the Split Transaction - Firm
                           -25-
Offers".

     How the Reverse Stock Split Ratio Was Determined

      The Company's Stockholder Ledger can be divided into three groups: (1) Record Stockholders, or those Stockholders who hold their own share certificates; (2) Non-Objecting Beneficial Owners ("NOBO"), or those Stockholders holding in street name who have agreed to identify themselves; and (3) Objecting Beneficial Owners ("OBO"), or those Stockholders holding in street name who have not identified themselves. The total number of Stockholders in the Company (Record, NOBO and OBO Shares), are estimated at 666.

      As of the Record Date, approximately 500 of the Company's 521 Stockholders of record and NOBO Stockholders of Sterling's Common Stock owned fewer than 2,000 shares. At that time, these Stockholders represented approximately 96% of the total number of known Stockholders of such Common Stock, but these accounts represented approximately only 3.8% (94,640 shares of 2,500,000 shares outstanding) of the total number of outstanding shares of Common Stock.

      Sterling does not know the exact number of shares of Common Stock owned beneficially (but not of record) by persons who own fewer than 2,000 shares of its Common Stock nor who, precisely, holds the shares in street name. However, based on the number of sets of proxy materials that are requested by the brokers, dealers, etc., Sterling estimates that there are approximately 145 such OBO Stockholders owning beneficially approximately 230,803 shares or 9% of the total number of outstanding shares of Sterling Common Stock. Based on the holdings of the Company's Stockholders of record and a list of its NOBO Stockholders, Sterling estimates that approximately 249 Stockholders holding shares in street name hold less than 2,000 shares of the Company's Common Stock, or an aggregate 35,557 shares.

      Accordingly, Sterling estimates that there are an aggregate of approximately 103,872 shares of its Common Stock, representing approximately 4.2% of the Company's 2,500,000 outstanding shares, held by Stockholders holding fewer than 2,000 shares.

      Given that the number of OBO Stockholders is unknown, the Board determined that it must cash out Stockholders holding less than 2,000 shares in order to reduce the total number of Stockholders below 300.

      The Board considered ratios both lesser than and greater than 2,000 to 1, but ultimately rejected these alternatives due to the possibility that a lesser ratio may not accomplish the goal of reducing the total number of Stockholders to less than 300 and that a greater ratio was unnecessary to achieve this result.
                           -26-
      Many of the estimated 27 Stockholders owning greater than 2,000 shares will own some fractional shares as a result of the Split Transaction. These fractional shares will not be cashed out as the Board concluded that it was an unnecessary expenditure of capital funds to cash out fractional shares of Stockholders who will remain Stockholders after the Split Transaction. Therefore, Stockholders owning more than 2,000 Pre-Split Shares but in a number not divisible to a whole number when divided by 2,000, will remain Stockholders and will be issued the resulting whole and fractional shares in exchange for their Pre-Split Share certificates.

     Purpose and Reasons for the Split Transaction

     No Need for Access to the Public Markets

      Sterling is only a marginal publicly held company in terms of enjoyment of the benefits of being a publicly held company. Such benefits include access to the public markets for purposes of raising capital and for acquisitions, the providing of public markets for liquidity purposes for a publicly held company's shareholders and the prestige of being a publicly held company which can be helpful in recruiting, attracting and retaining key officers, directors and staff. In fact, Sterling has been able to successfully finance its operations, expansions and acquisitions, through profits generated from operations as well as through traditional bank financing. Finally Sterling has adequate staff and personnel and has not seen the need in its specialized industry to be a publicly held company in order to attract and retain capable managers and personnel. Thus, the Board has concluded that Sterling does not need access to public markets for purposes of attraction of capital for these purposes.

     Lack of an Active Trading Market

      The Board believes the public marketplace has less interest in public companies with a limited amount of shares available for trading ("float") in the public marketplace. The Board believes it is highly speculative whether Sterling's Common Stock would ever achieve significant trading volume in the public marketplace so as to create an active and liquid market. The realization that Sterling's Common Stock might not, in the foreseeable future, achieve significant trading volume as a public company is one of the reasons that caused the Board to conclude that Sterling is not benefitting from being a public company, and that it would be in the best interest of Sterling and its Stockholders for the Company to be privately held. The lack of an active market is due primarily to a lack of Stockholders willing to sell their stock in the Company. Two Stockholders own approximately 92% of the Company. Most of the sales of the Company's stock over the past year have involved the purchase of shares by the majority Stockholder,
                           -27-
Patout. No assurance can be given that Patout will continue its interest in buying shares of the Company from Stockholders willing to sell, whether or not Sterling becomes a privately held company.

     Illiquidity

      Sterling is not listed on an exchange but is traded over the counter. The Board has concluded that there is no broad and deep market in Sterling Shares such as to provide liquidity to Stockholders who may wish to sell Sterling Common Stock. Indeed, the trading volume in Sterling Stock between June 2003 and September 2004 was only 3,370 shares. One advantage to the Split Transaction is that it does provide a means of liquidity to Stockholders holding fewer than 2,000 shares to receive a reasonable and fair cash price for their stock.

     Other Considerations

       Some savings will be realized by Sterling upon completion of the Split Transaction since it will no longer have to pay the expenses of filings, and other expenses,
associated   with  publicly  held  companies.    The   Split
Transaction is a simple, straight-forward method of reducing
the   number  of  Stockholders  below  the  public   company
threshold and it is expected that Stockholders receiving the cash payments will generally be eligible to receive capital gains treatment on the proceeds and will avoid paying brokerage commissions and fees in achieving this liquidity for their shares. It is believed that the same result could not be obtained in the market due to lack of breadth and depth in the market, brokerage fees and commissions and "bid-ask" discounts that may, as a practical matter, occur.

     Securities and Exchange Commission Compliance (SEC)

     Additionally, as a public company, Sterling is required to prepare and file with the Securities and Exchange
Commission, among other items, the following:

         Quarterly Reports on Form 10-Q;
         Annual Reports on Form 10-K;
         Proxy statements and annual Stockholder reports as required by Regulation 14A under the 1934 Act; and Current Reports on Form 8-K.

      The costs associated with these reports and other filing obligations as well as other costs relating to public company status comprise a significant overhead expense, anticipated to be in excess of $70,000 in each of the next several fiscal years estimated as follows:




                           -28-
      YEAR ENDED        7/31/2003   7/31/04   7/31/05   7/31/06
---------------------------------------------------------------
Compliance Cost
Incurred
Mailings and Copying         6,260     4,944     8,223     8,500
Edgar Fees                       0         0         0         0
Additional Board             3,000     3,000     6,000     6,000
Meetings
Evaluation of Internal           0         0   20,000*   30,000*
Controls

Auditing:
Incremental Annual               0      2,00      3,00      3,00
Audit Expense
SEC Forms 10-Q and 10-       5,050     6,572     8,500     6,500
K Review
Internal Control                 0         0         0         0
Sarbanes-Oxley                   0         0     2,000     2,000
Compliance

Legal:
SEC Forms 10-Q and           9,103     8,958    16,000    16,000
10-K Preparation
Internal Control                 0         0     3,000     2,000
Sarbanes-Oxley                   0         0    10,000     5,000
Compliance
Audit Committee                  0         0     3,000     3,000
----------------------   ---------  --------  --------  --------
TOTAL                       23,413    24,474    89,723    72,000


       *  Per  due  diligence  quote  of  Postlethwaite
Netterville,   CPAs. Documentation effort  included  in
this  fee includes   memoranda, flowcharts and  control
summaries  as  well  as     testing plan  and  testing.
Higher  initial costs to set up     internal  controls.
Depends  on role of external auditor;    could minimize
costs by  coordination.

      Such amount is significant to the Company's total cost of administration and to the value of the information to the Stockholders. The reporting and filing costs primarily include professional fees for the Company's auditors and corporate counsel and internal compliance costs incurred in preparing and reviewing such filings. They do not include executive or administrative time involved in the process. Since Sterling has relatively few executive personnel, the indirect costs can be substantial.

      In the best estimate of the Company's Chairman, Sterling's officers and directors who are not employees of the Company devoted approximately ten (10%) to fifteen (15%) percent of the time they spent on Sterling addressing issues related to being a public company. Sterling's CFO spent approximately 120 hours (40 hours each quarter) dealing with Form 10-Q operating and compliance matters and approximately
                            -29-
80 hours dealing with Form 10-K operating and compliance matters.

        With the enactment of SOX, Sterling's costs have increased by an estimated $50,000 over the estimates cited above for July 31, 2003 and July 31, 2004. Such costs are expected to increase to an estimated total of $89,723 in 2005 and an estimated $72,000 in 2006. These cost estimates are based on the time and expense required to prepare for and eventually comply with the SOX certification, internal controls over financial reporting and other SOX regulations. Beginning with Sterling's July 31, 2005 fiscal year end, the Company must file management's report on internal controls over financial reporting and thereafter, evaluate, as of the end of each fiscal period, any material change in the Company's internal control over financial reporting. The Company expects to initially incur approximately $30,000 in expenses if it is required to employ outside professionals to initially evaluate its system of internal controls and approximately $20,000 in expenses thereafter annually to evaluate such internal controls.

      The Company anticipates that the cost savings from going private will offset the cost of the Split Transaction in approximately two and a half (2.5) years based upon an estimated Split Transaction cost of $190,000.

      The SEC filing related costs have been increasing over the years, and the Board believes that they will continue to increase substantially, particularly as a result of the additional reporting and disclosure obligations imposed on public companies by SOX.

     Director's and Officers (D&O) Liability Insurance

      One of the major "other costs" relating to public company status is directors' and officers' ("D&O") liability insurance, which cost has increased over the last few years. Sterling currently pays $26,843 annually for $3,000,000 D & O liability coverage with a $50,000 retention. Due diligence has revealed private Louisiana companies paying much lower amounts for the same amount of coverage. One private company with $3,000,000 limits and $50,000 retention reported paying $17,300 annually and another private company with $5,000,000 limits and a $10,000 retention reported paying $14,785 annually.

     The Tillinghast business of Towers Perrin found in its 26th annual study on D&O liability claims and insurance purchasing patterns that in 2003 premium increases hit a high and capacity declined to the lowest level since 1997.
The study's leader reported that there are signs of stabilization, with premium



                              -30-
since beneficial owners of Patout will beneficially ultimately hold a material amount of the Company's outstanding equity securities, occupy seats on the Board, and will otherwise be in a position to "control" the Company within the meaning of Section 12d-2 of the 1934 Act. Section #D.3., Current Issues Outline. increases beginning to level off. Sterling's Chief Financial Officer reports, however, that the Company did not experience a decrease in its D&O insurance expense in 2004 and the Company pays significantly more for less coverage than the private companies queried.

     Expense of Maintaining Numerous Small Stockholders

     In addition to the direct and indirect costs associated with the preparation of the filings under the 1934 Act and the recent additional reporting and disclosure obligations referenced above, and the costs associated with procuring and maintaining director's and officer's liability insurance, the costs of administering and maintaining so many small Stockholder accounts is significant. The cost of administrating each Stockholder's account is essentially the same regardless of the number of shares held in that account. Therefore, the Company's costs to maintain such small accounts are disproportionately high when compared to the total number of shares involved. In 2004, assuming that the Split Transaction does not occur, we expect that each Stockholder will cost the Company approximately $10.00 for transfer agent and other administrative fees, including printing and postage costs to mail proxy materials and the annual and periodic reports required to be distributed to Stockholders under the 1934 Act.

     Effect of the Split Transaction.

     Effects of the Split Transaction on Sterling

      Following the Split Transaction, the Company will terminate
the  registration of its Common Stock under the 1934  Act.   This
means that among other things:

     ! The Company will no longer be required to file periodic reports (such as 10-Qs and 10-Ks) with the SEC;

     !   The Company will no longer be required to file a proxy
          or information statement with the SEC in connection with Stockholders' meetings and Sterling's Common Stock will no longer be listed or traded on the OTC (or any other public market);

      !   The Company will not be required to file Management's
          Report on Internal Control Over Financial Reporting and
          Certification of Disclosures in Exchange Act Periodic
          Reports; and

      ! The Company will not be governed by most provisions of SOX.

                                  -31-
      Sterling's Articles of Incorporation, as amended, currently authorizes the issuance of 2,500,000 shares of Common Stock. As of the Record Date, all 2,500,000 shares of Common Stock were outstanding. Based upon Sterling's best estimates, if the Split Transaction had been consummated as of the Record Date, the number of holders of Common Stock would have been reduced from approximately 666 to approximately 27 or by approximately 639 Stockholders.

      Sterling's  Common  Stock  is  currently  registered  under
Section 12(g) of the 1934 Act and, as a result, the Company is subject to the periodic reporting and other requirements of the 1934 Act. As a result of the Split Transaction, Sterling anticipates that it will have less than 300 holders of record of the Company's publicly-traded Common Stock and the requirement that Sterling maintain its registration under the 1934 Act will terminate and it will become a "private" company. As a result of Sterling's deregistration, the Company's shares of Common Stock will no longer trade on the OTC. In connection with the proposed Split Transaction, Sterling has filed a Rule 13e-3 Transaction Statement on Schedule 13E-3 (the "Schedule 13E-3") with the SEC.

      Sterling estimates that payments of cash in lieu of the issuance of fractional shares will be approximately $934,849 in the aggregate.

      The par value of the Common Stock will remain at one dollar ($1.00) par value per share, and the number of authorized shares will be reduced proportionately to 1,250 following consummation of the Reverse Split. There will be no modification to the Company's Common Stock in connection with the Split Transaction.

      Sterling expects that it will reduce the total cost of administering Stockholder accounts by at least $6,660 per year if it completes the Split Transaction. In addition, the Company estimates that it will save costs associated with public filings, such as legal and accounting fees directly attributable to the public filings, as well as costs of directors' and officers' liability insurance and costs to evaluate, initially and periodically, internal controls necessary to comply with SOX. Considering the above costs, Sterling will save approximately $52,000 per year if the Split Transaction is completed, for an aggregate annual savings to Sterling of approximately $58,660 including the cost of administering Stockholder accounts.

      In light of these potential cost savings, the Board concluded that the costs associated with reducing the number of Stockholders of record below 300 was reasonable in view of the anticipated benefits of being privately held.

      Effects of the Split Transaction on Sterling's Stockholders
Who Receive Cash Payments

      At the Effective Date of the Split Transaction, Sterling's Articles of Incorporation will be amended so that 2,000 shares of the Company's Common Stock outstanding immediately prior to the
                              -32-
Effective Date of the Split Transaction will become one share of Common Stock. Fractional shares will not be issued to Stockholders left with less than one share of stock as a result of the Split Transaction. Instead, those Stockholders will be entitled to receive the Purchase Price per Pre-Split Share. For information regarding the tax consequences, see the below captioned section "Special Factors - Material U.S. Federal Income Tax Consequences of the Split Transaction."

      The Split Transaction will provide Stockholders with fewer than 2,000 Pre-Split Shares with an efficient way to cash out their investment in Sterling. Subject to their respective agreements with brokers and dealers and intermediaries, certain Stockholders may be able to avoid paying brokerage commissions and fees. Stockholders will not be required to pay the "bid-ask" discount that would apply if the Stockholders sold their shares on the open market. Moreover, Sterling will be responsible for costs of implementing the Split Transaction.

     Effects of the Split Transaction on Patout

      As a result of the Split Transaction, Patout will no longer be required to report a transaction in the Company's stock under the provisions of Section 16 of the Exchange Act. It is noted that the value of Patout's interest in the Company after the Split Transaction may be reduced due to the payments of cash to Stockholders with fewer than 2,000 shares. Similarly, Patout will also bear most of the risk of any losses generated by Sterling's operations and any decrease in the Company's value after the Split Transaction. However, any Stockholder owning at least 2,000 shares at the Effective Date of the Split Transaction will remain a Stockholder of the Company as a private company.

      In addition to the effects discussed in this section, each of Sterling, Patout, and the Company's Stockholders being cashed out will realize certain advantages or disadvantages by undertaking a Split Transaction at the present time. See the below captioned sections "Special Factors - Advantages of the Split Transaction" and "Special Factors - Disadvantages of the Split Transaction" for a discussion of these effects.

     Effect of the Split Transaction on Affiliates

      Affiliates of Sterling, consisting of certain of the Company's executive officers and directors, will participate in the Split Transaction to the same extent as nonaffiliates. Frank Patout, Peter Guarisco and Victor Guarisco are the affiliates of Sterling who currently own sufficient shares of Common Stock (over 2,000 each) so that they will continue to be Stockholders after the Split Transaction. See "Voting Securities and Principal Holders Thereof - Security Ownership of Management". As with all other remaining Stockholders of Sterling, the percentage ownership by the affiliates of the total outstanding shares after the Split Transaction will increase slightly because of the approximate 4% decrease in Common Stock outstanding on a Pre-Split basis. However, as with the other remaining
                               -33-
Stockholders, the value of the continuing interests of the affiliates in Sterling may be reduced by, the cash payments made to effect the Split Transaction.

      The amounts set forth in the table entitled "Security Ownership of Certain Beneficial Owners and Management" illustrate the anticipated effect on the affiliates of the Split Transaction. The Split Transaction will not have a material effect on the affiliates. The net book value per share as of July 31, 2004 was $7.18 per share; if the Split Transaction had occurred as of that date, the Company estimates that the net book value would have been $7.40 per share, an increase approximately 3%. The net income per share for the fiscal year ended July 31, 2004 was $.66 per share; if the Split Transaction had been effected as of the same date, the Company estimates that the income per share would have been $.67 per share, an increase in the net income per share of approximately 1.5%.

     Structure of the Split Transaction

      The reasons for structuring the going private proposal as a Split Transaction as opposed to other formats considered by the Board, including a merger arrangement, a cash tender offer or purchases of shares of Common Stock on the open market, were based on a discussion of the costs of undertaking the transaction as well as the likelihood of success in accomplishing the going private objective. The Board believes that a merger arrangement, a cash tender offer or purchases of shares of Common Stock on the open market are not superior to the Split Transaction and would not likely meet the going private objective because, in the first instance a merger arrangement triggers additional legal requirements, is more complex and the tax treatment can be problematic in certain situations. In the second instance, the Board concluded it was unlikely that holders of small numbers of shares would make the effort to tender their shares and, in the third instance, there is no active trading market for the Common Stock. Based on the Board's desire to accomplish the going private objective, the structure of the Split Transaction appeared to be the most appropriate and efficient manner to meet such objective successfully. See "Alternatives to the Split Transaction - A cash tender offer"; "A Purchase of Shares in the Open Market"; "Sale to a Third Party"; and "Continuing as a Public Company" for a more detailed discussion of alternatives to the split transaction, quantification of those alternatives and the reasons why the alternatives were ultimately rejected.

      The reason that the going private proposal is being made at this time is because Sterling does not need access to the public markets. Due to the expected increased costs of public company status going forward the Company proposed the going private transaction prior to incurring the substantial costs of further SOX compliance. While SOX was enacted in July 2002, regulations were promulgated under SOX after that time. Certain of the regulations that will financially impact Sterling will become effective in 2005. The Board has determined that the increased reporting duties and expenses associated with SOX cast doubt on
                             -34-
the benefits of remaining a public company. This has caused the Board to evaluate Sterling's posture as a public company and whether it is truly benefitting from being and remaining a public company.

      The Split Transaction includes the Reverse Split and the cash payment in lieu of fractional shares. If the Split Transaction is approved by the Stockholders, the Reverse Split is expected to occur at 5:00 p.m. local time on the Effective Date. Upon consummation of the Reverse Split, each Stockholder of record on the Effective Date will receive one share of Common Stock for each 2,000 Pre-Split Shares held by such Stockholder at that time. If a Stockholder of record holds 2,000 or more Pre-Split Shares, such Stockholder will be required to surrender his or her current certificate(s), to be replaced with a new certificate representing both whole and fractional shares ("Post-Split Shares"). Any Stockholder of record who holds fewer than 2,000 Pre-Split Shares at the time of the Reverse Split must also surrender his or her current certificate(s) and will receive a cash payment instead of a fractional share. The Company intends for the Split Transaction to treat Stockholders holding Common Stock in street name through a nominee (such as a bank or broker) in the same manner as Stockholders whose shares are registered in their names, and nominees will be instructed to effect the Split Transaction for their beneficial holders. However, nominees may have different procedures and Stockholders holding shares in street name should contact their nominees for further information.

     Stockholders' Right to Aggregate Shares

      Stockholders who own greater than 2,000 shares in separate accounts, whether held of record, in street name or both, may aggregate their shares according to the following rules:

      (1)  In accordance with the definition of "affiliate" under section 12b-2 of the Securities Exchange Act of 1934, an "affiliate" of, or a person "affiliated" with, a
Stockholder  is a person that directly, or  indirectly
through one or more intermediaries, controls, or is controlled by, or is under common control with, the Stockholder; or

      (2) In accordance with the constructive ownership of stock rules under section 318 of the Internal Revenue Code and the regulations promulgated thereunder, a Stockholder may aggregate the shares owned by certain members of his family or entities in which such Stockholder owns an interest.

     If either Sterling or such Stockholder can establish that he in fact holds greater than 2,000 shares, such Stockholder will be issued one (1) share of stock for each 2,000 shares owned in the aggregate. Otherwise, Sterling will presume that all of the shares are held by a holder of fewer than 2,000 shares and were, therefore, converted into the right to receive $9.00 per Pre-
                               -35-
Split Share.

      In general, the Split Transaction can be illustrated by the following hypothetical examples:

! A Stockholder holds a single record account with less than 2,000 shares. As of the Effective Date, a registered
      Stockholder holds 50 shares of Common Stock in his/her record account. Such Stockholder holds no other shares.

      Instead of receiving a fractional share of Common Stock immediately after the Reverse Split, such Stockholder's shares will be converted into the right to receive cash in the amount of $450.00 (50 shares x 9.00).

! A Stockholder holds a single brokerage account with less than 2,000 shares. As of the Effective Date, a Stockholder holds 500 shares of Common Stock in his/her name in a brokerage account. Such Stockholder holds no other shares.

      Sterling intends for the Split Transaction to treat Stockholders holding shares of Common Stock in street name through a nominee (such as a bank or broker) in the same manner  as  Stockholders  whose shares are  registered  in  their names. Nominees will be instructed to effect the Split Transaction for their beneficial owners. If this occurs, such Stockholder will receive, through his/her broker, a check for $4,500.00 (500 shares x 9.00). However, nominees may have a different procedure and Stockholders holding shares of Common Stock in street name should contact their nominees for further information.

!     A  Stockholder holds a single record account with more than
      2,000 shares. As of the Effective Date, a registered
      Stockholder holds 5,000 Shares of Common Stock  in  his/her
      record  account.   After the Split Transaction, such  Stockholder
      will hold 2.5 shares of Common Stock.

      After the Split Transaction, such Stockholder will hold an aggregate of 2.5 shares of Common Stock.

!     A  Stockholder holds two separate record accounts  with  an aggregate of more than 2,000 shares. As of the Effective Date, a registered Stockholder holds 5,000 Shares of Common Stock in his/her record account. After the Split Transaction, uch Stockholder will hold 2.5 shares of Common Stock.

      After the Split Transaction, such Stockholder will hold an aggregate of 2.5 shares of Common Stock.

!      A Stockholder holds a record account and a brokerage account
       with  an  aggregate  of  more  than  2,000  shares.   As  of  the
       Effective Date, a Stockholder holds 1,250 shares Common Stock in his record account and 750 shares of Common Stock in a brokerage account.

                                 -36-
      If either Sterling or such Stockholder can establish to Sterling's satisfaction that he in fact holds greater than 2,000 shares, such Stockholder will be issued one (1) share of stock. Otherwise, Sterling will presume that all of the shares are held by a holder of fewer than 2,000 shares and were, therefore, converted into the right to receive two separate checks in the aggregate amount of $18,000.00 (1,250 shares x
9.00  =  $11,250.00;  750  shares  x  $9.00  =  $6,750.00).   The
Stockholder would be able to rebut the presumption that his shares were cashed out in the Split Transaction by certifying in the letter of transmittal sent to him after the Reverse Split that he holds greater than 2,000 shares and providing Sterling such other information and documentation as it may request to verify that fact.

     Recommendations of the Board.

      The Board unanimously determined that the Split Transaction is fair to the Company and the Company's Stockholders including its unaffiliated Stockholders, and unanimously voted to:

     !    approve the Split Transaction proposal;
     ! submit the Split Transaction proposal to a vote of the Stockholders, with adoption of the proposal conditioned on receipt of the necessary Stockholder approval vote required under Louisiana law;
     ! recommend that the Company's Stockholders vote to adopt the Split Transaction proposal.

     Position of Sterling's Board as to the Fairness of the Split
Transaction.

      The Board believes that the Split Transaction proposal is fair to the Company and the Company's Stockholders including its unaffiliated Stockholders. In determining the fairness of the Split Transaction, the Board considered a number of factors prior to unanimously voting to approve the Split Transaction proposal. The Board accepted the analysis of Chaffe in approving the $9.00 Purchase Price for the Split Transaction proposal. In particular, the Board considered the following advantages and disadvantages of the going private transaction and decided that the advantages outweighed the disadvantages.

     Advantages of the Split Transaction.

      The Board believes there are numerous benefits associated with the Split Transaction to the Company and the Company's
Stockholders including its unaffiliated Stockholders in each case whether continuing as Stockholders or being cashed out.

       Advantages   of  the  Split  Transaction   to   Sterling's
Stockholders Holding Fewer Than 2,000 Shares as of the  Effective
Date.

      In the course of reaching its decision to recommend to the Stockholders the approval of the Split Transaction, the Board
                             -37-
considered the following:

      Liquidity. By virtue of a company having its common stock listed on an exchange or quoted on an automated quotation system, a liquid trading market often develops for that stock. As a result, those companies are sometimes able to attract research analyst coverage, market attention and institutional shareholder investment. Sterling's trading volume over the period from June 2003 through September 2004 was approximately 3,370 shares. The entire 3,370 shares was acquired by the majority Stockholder, Patout. Many of the Company's Stockholders hold small amounts of shares and thus could incur disproportionately large brokerage commissions and fees on a sale of their holdings in the open market. Also, because of Sterling's extremely limited trading volume, purchases and sales of even small amounts of Sterling's stock can have a significant impact on the Company's reported sales prices that may not correspond to the actual value of the Company's shares. The Board believes that the Split Transaction will benefit the Stockholders by allowing them to liquidate their holdings in a transaction at a fair price in which they will generally be eligible to receive capital gains tax treatment for their proceeds, will avoid incurring the significant "bid -ask" discount otherwise incurred in selling the Company's stock. Subject to their respective agreements with brokers and dealers and intermediaries, certain Stockholders may be able to avoid paying brokerage commissions and fees.

     Advantages of the Split Transaction to Sterling

      Cost  Savings.   The  Board believes  that  termination  of
registration under the 1934 Act will result in substantial legal, accounting and other significant tangible and intangible cost savings associated with:

      ! the preparation and filing of periodic and current reports under the 1934 Act;

      ! the review of quarterly financial information by the Company's independent auditors;


      ! the preparation and filing of periodic reports by management and others under Section 16 and Section 13 of the Exchange Act related to share ownership and transactions in the Company's stock;

      ! the preparation, filing and mailing of annual reports, annual proxy materials for election of directors and periodic proxy materials for other significant corporate events or transactions requiring a Stockholder vote under Louisiana law;

      ! compliance with other laws and regulations related to having a class of securities registered under the 1934 Act, including among others regulations regarding the composition of audit committees, Regulation FD,
                                  -38-
         management's report on internal controls over financial reporting and other regulations under SOX;

      ! directors' and officers' insurance premiums (which are typically higher for public companies);

      ! the distribution of press releases regarding material events; and

     !   investor relations activities.

      Based upon its experience in prior years, the Company's management costs of being a public company are estimated at approximately $13,060 annually. These costs may be broken down as follows: (All figures are estimated expenses.)

           Form 10Q   quarterly filing
           $4,800
       Preparation  time  of  management  and
filing Form 10Q three times per year.


            Form 10K   annual report
            $3,200
       Preparation time of management  and
filing Form 10K once each year.

            Annual Meeting
            $3,200
       Preparation  time  of  management  and
support staff; filing of proxy and notice and mailing to Stockholders.

             Form 8K                                                 $
             $500
        Periodic reporting of changes in
 beneficial ownership.

     Management spends approximately one week (1) each quarter to prepare and file Form 10Q. Preparation and filing of Form 10K requires at least two (2) weeks each year and the preparation and mailing of Stockholder materials requires approximately three (3) weeks of management time each year.

      Confidentiality. As a company subject to the disclosure requirements of the 1934 Act, Sterling has certain obligations to publicly disclose material information about its operations and other significant corporate events. Following the Split Transaction, the Company will no longer be subject to those requirements, and will be able to maintain important operational and other information in relative confidence. Of course, disclosure to Stockholders of certain information may still be required in connection with undertaking significant corporate transactions, and limited state law provisions regarding disclosure of information to Stockholders upon request will still apply to the Company. Nevertheless, the significant reduction in
                               -39-
the number of Stockholders and elimination of the necessity to comply with the disclosure requirements of the 1934 Act will result in the Company essentially being able to retain all important operational and other business information in confidence.

        Management   Focus.    Sterling's    management   devotes
substantial  time and effort each quarter to the  preparation  of
financial  statements  and  the  gathering  and  summarizing   of
information required to be disclosed in periodic reports filed with the SEC. In addition, Sterling's management continuously
monitors  SEC  and  legislative  developments  impacting   public
companies to ensure its continued compliance with applicable law, as well as continued compliance by its officers, directors and significant Stockholders. A Split Transaction that results in de-registration under the 1934 Act will allow management to focus additional time and effort on effectively managing the Company's business and operations without the administrative burdens of SEC and related compliance.

      In addition, the public markets place pressure on companies to manage the business to achieve short-term objectives such as quarterly per share earnings. Often, companies are "encouraged" to make certain decisions for the benefit of short-term earnings that may not be in the best interests of sustained long-term growth. Even though the Company does not enjoy any research analyst following, its stock price performance can be seen by customers, suppliers and competitors as an indicator of the health of the Company's business. As a result, the Company's business must be managed with an understanding of how operating decisions will affect the public market price of the stock. Following the Split Transaction, management would be better able to run the business with the Stockholders' long-term interests in mind since it would no longer have to meet public expectations of stock price performance.

     Finally, the absence of public stockholder constituents will allow management more flexibility in the operation of its business since the Company will no longer need to be concerned about public market reaction or perception (apart from, of course, the reactions and perceptions of Sterling's customers, vendors and industry participants in general). This should allow management to react more quickly to specific market or customer conditions.

       Advantages  of  the  Reverse  Stock  Split  to  Sterling's
Stockholders Holding More than 2,000 Shares on the Effective Date

     Participation in Potential Future Appreciation. As a result of the Split Transaction, the Company believes that these
Stockholders, including Patout, will likely increase their beneficial ownership of Sterling's Common Stock to some degree. Therefore such Stockholders will likely continue to be the major beneficiaries of Sterling's earnings and growth, if any.

      Filing of Periodic Reports No Longer Required.  Patout will
                               -40-
no longer have to prepare and file periodic reports under Section
16 and Section 13 of the 1934 Act related to share ownership and transactions in the Company's stock.

      Additionally, advantages to the Company are also generally advantages to these Stockholders, including Patout, because they will own all of the issued and outstanding shares of the Company after the Split Transaction.

     Disadvantages of the Split Transaction.

      While the Board believes the Split Transaction is fair to the Company and the Company's Stockholders including its unaffiliated Stockholders, the Board recognizes that such a transaction may have certain detrimental effects to the Company and to Stockholders who hold, on the Effective Date, more or less than 2,000 shares of Common Stock of the Company.

       Disadvantages  of  the  Split  Transaction  to  Sterling's
Stockholders  Who  Will  be  Cashed Out,  Including  Unaffiliated
Stockholders Who Will be Cashed Out

      No Participation in Potential Future Appreciation. The Stockholders who are cashed out in the Split Transaction will no longer own any equity interest in the Company and will have no opportunity to participate in or benefit from any potential future appreciation in the Company's value. In addition, those Stockholders will not have the opportunity to liquidate their shares at a time and for a price of their choosing. However, the Board believes that this one time opportunity to realize the fair cash value of the shares is an important benefit that largely mitigates this disadvantage.

       Disadvantages  of  the  Split  Transaction  to  Sterling's
Stockholders  Who  Will  Remain  Stockholders  in   the   Company
Including Unaffiliated Stockholders Who Will Remain Stockholders in the Company

      Reduced Liquidity. Stockholders owning at least 2,000 shares at the Effective Date of the Split Transaction will remain Stockholders of the Company. Because the Company will terminate the registration of its Common Stock under the 1934 Act and Sterling's Common Stock will no longer be listed or traded on the OTC (or any other public market), its Common Stock essentially will be illiquid following the Split Transaction. In addition, the Company will no longer be subject to most provisions of SOX or to certain provisions of the 1934 Act, including periodic filing of financial information, and the Company's officers will no longer be required to certify the accuracy of its financial statements. The continuing Stockholders will bear all risk of loss from Sterling's operations and any diminution in value of its stock.

     Disadvantages of the Split Transaction to Sterling

      The  Board also considered the following potential  adverse
                               -41-
factors of the Split Transaction to the Company:

       Reduced Management Incentive. The lack of liquidity provided by a ready market may result in fewer opportunities to utilize equity based incentive compensation tools to recruit and retain top executive talent. Stock options and other equity based incentives are typically less attractive if they cannot be turned into cash quickly and easily once earned. The Board believes that this is unlikely to have any such adverse impact on the Company, since the current public market for Sterling stock is inadequate for such purposes and since stock options and other equity based incentives have not been a significant part of Sterling's executives' compensation packages in the past.

       Less Attractive Acquisition Currency. Stock that is registered with the SEC and actively traded on an exchange or quotation system is generally a more attractive acquisition currency than unregistered stock, since the acquirer of the publicly traded security has constant access to important information about the Company and can access the market to sell the stock and can easily determine the value of the stock (i.e., the price to be received upon sale). To a certain extent, stock of a publicly traded company with significant liquidity is nearly as good as cash (except for transaction costs associated with sale and with more risk). An acquirer of illiquid securities of a private company must depend on liquidity either via negotiated buy-out or buy-back arrangements, or a liquidity event by the Company that is generally outside of his/her control. The Board recognized that this may not be a significant disadvantage, however, because (i) the relative illiquidity of Sterling's shares makes its stock less attractive than most publicly traded securities with significant trading volume; and (ii) Sterling has not historically utilized stock in acquisitions.

      Reduced Equity Capital Raising Opportunities. One of the primary reasons many companies "go public" is to be able to more easily and efficiently access the public capital markets to raise cash. Similar opportunities are generally less available (without significant expense) to companies who do not wish to have a class of securities registered with the SEC. Following the Split Transaction, since Sterling will no longer be registered with the SEC and public information regarding the Company will no longer be readily accessible, it will likely be more costly and time consuming for the Company to raise equity capital from public or private sources. Again, the Board has concluded that this may be of little significance to the Company since this has not been, and is not expected to be, an action that Sterling would wish to pursue.

      Loss of Prestige. Public companies are often viewed by Stockholders, employees, investors, customers, vendors and others as more established, reliable and prestigious than privately held companies. In addition, public companies are typically followed by analysts who publish reports on their operations and prospects, and garner more press and media coverage than companies whose securities are not available for purchase by the
                              -42-
investing public. Companies who lose status as a public company may risk losing prestige in the eyes of the public, the investment community and key constituencies. However, the Board felt that this was not a significant factor in considering whether to undertake a going private transaction. The Company's Stockholder base includes persons familiar with the sugar cane industry who know the Company's product, its history and its reputation. The Board believes that a going private transaction would not likely alter the perception of the Company in their eyes, or in the eyes of the Company's employees, suppliers and customers who are aware of its position in the industry.

     Disadvantages of the Split Transaction to Patout

      In addition to the disadvantages discussed above under "Disadvantages of the Split Transaction to Sterling," Sterling's
Split Transaction proposal may have certain detrimental effects to Patout.

       Increased Risk of Loss. As a result of the Split Transaction, the Board believes that Patout will likely increase its beneficial ownership of Sterling's Common Stock. Therefore, Patout will likely bear the most risk of any losses generated by the Company's operations and any decrease in its value after the Split Transaction.

     Substantive Fairness of the Split Transaction.

      Sterling retained Chaffe, to provide a report and opinion relating to the fairness of the consideration to be paid to the Stockholders holding fewer than the 2,000 shares on the Effective Date, including those who are unaffiliated Stockholders. The Split Transaction is expected to result in the cash-out of approximately 103,872 shares of Common Stock at the Purchase Price of $9.00 per share, for an aggregate Purchase Price of not more than approximately $934,849. Even though the entire Board has reviewed the fairness of the Purchase Price, no independent committee of the Board has reviewed the fairness of the price to be paid. No unaffiliated representative acting
solely  on  behalf  of  the  Stockholders  for  the  purpose   of
negotiating the terms of the Split Transaction was retained by Sterling or by a majority of Sterling's independent directors. In spite of the absence of an unaffiliated representative acting solely on behalf of the Stockholders, Sterling believes that the Split Transaction is substantively fair to all Stockholders, including its unaffiliated Stockholders, for the reasons set forth in this section.

      The following table lists the high and low sales prices for the Company's Common Stock as quoted on the OTC for the periods indicated.





                              -43-
Fiscal Year Ending July 31, 2004              Range of Prices
                                            ---------------------
                                             High            Low
                                             -----          -----
     First Quarter                           $6.60          $6.25
     Second Quarter                          $7.00          $6.00
     Third Quarter                           $8.00          $6.01
     Fourth Quarter                          $6.25          $6.25

Fiscal Year Ending July 31, 2003

     First Quarter                           $6.00          $5.75
     Second Quarter                          $5.76          $5.75
     Third Quarter                           $5.90          $5.76
     Fourth Quarter                          $6.00          $5.90

Fiscal Year Ended July 31, 2002

     First Quarter                           $6.00          $5.75
     Second Quarter                          $5.90          $5.81
     Third Quarter                           $6.25          $5.84
     Fourth Quarter                          $5.80          $5.75

      Fairness  to  Stockholders Who  Are  Cashed  Out  Including
Unaffiliated Stockholders

      The Purchase Price of $9.00 per share reflects a 37.4% premium over the bid price of $6.55 per share as reported for the Common Stock on the OTC on November 5, 2004, the day prior to the announcement of the Split Transaction. The Board considered the closing trading prices of the Common Stock, both recently and over the prior 12 months, and replacement alternatives for the proceeds from the Common Stock in determining that the Purchase Price was appropriate for the Split Transaction. The average closing trading price of the Common Stock from July 31, 2003 to July 31, 2004 was approximately $6.15 per share. The Purchase Price reflects in excess of 46.3% premium over such average price. Since July 31, 2004, Sterling's closing trading price has been at or below $6.50 per share. The fact that $6.55 per share is the highest closing trading price of the Common Stock since July 31, 2004 was considered important by the Board. In addition to the analysis concerning the closing trading price of the Common Stock, the Board also took into account the fact that the Purchase Price exceeded Sterling's average net book value per share of $6.87 over the past seven (7) years.

     The going concern or enterprise value was also considered by the Board. This is a measure of what the market believes Sterling's ongoing operations are worth. The Board reviewed and adopted Chaffe's assessment of the Company's enterprise value based on its earnings before interest, taxes, depreciation and amortization ("EBITDA") for fiscal year 2004, and also the Company's average EBITDA for fiscal year 2001 through fiscal year 2003. The Board gave the most weight to the results from the Company's most recently completed fiscal year and secondarily to its average results over the previous three fiscal years.
                            -44-
Several multiples were applied to EBITDA, ranging from four times EBITDA to five times EBITDA. The Board adopted Chaffe's assessment regarding fairness from an enterprise or going concern valuation perspective based on the application of what it perceived to be the lowest appropriate discount factor, being 25 percent. A multiple of five times EBITDA and application of a 25 percent discount factor indicated a value of approximately $6.17 per share, based upon fiscal year 2004 EBITDA and $4.47 per share based on an average of the Company's last three fiscal years EBITDA. Including the nonrecurring disaster payment of approximately $1.6 million dollars in this calculation and using a five times EBITDA multiple and a 25 percent discount, a value of $8.62 per share is indicated. The same calculation with a four times EBITDA would yield a $4.94 per share based upon fiscal year 2004 and $3.58 per share based upon the average of the last three fiscal years EBITDA. Based upon these calculations and assumptions, the Board concluded that the going concern value of the Company was less than the $9 per share Purchase Price and, therefore, not the appropriate measure of value for these purposes considering the totality of the circumstances.


     The Board engaged Chaffe to advise it as to its opinion of a range of fairness of the Purchase Price for those shares being cashed out. The Board did not make any independent determinations of a going concern or a liquidation value, but was advised by Chaffe as to its determinations of those amounts (as set forth in the "Opinion of the Financial Advisor" and "Annex B
- Fairness Opinion for Split Transaction"). See "Substantive Fairness of the Reverse Stock Split - Factors Considered by the Board" in the following paragraphs for a more detailed discussion of the valuation approaches considered by the Board.

     Factors Considered by the Board

     In considering whether the per Pre-Split Share price payable is substantively fair from a financial point of view to the Stockholders who will be cashed out, the Board reviewed the historical financial information provided by Mr. Stanley Pipes and the various analyses provided by Chaffe (Stanley Pipes is the Company's Chief Financial Officer and holds no shares of stock in the Company). See Chaffe's analyses under "Special Factors - Opinion of Chaffe." In particular, the Board considered and gave the most weight to the valuation approaches Chaffe considered relevant in determining a fair Purchase Price for the Company's Common Stock.

      (1) Comparable Companies Analysis: The Board adopted Chaffe's "Comparable Companies Analysis", recognizing the lack of companies with characteristics similar to Sterling and the overestimate of Sterling's 2005 forecasted production. Chaffe noted that there is no publicly traded company of which it is aware that is identical to Sterling in its asset mix and operations. Therefore, Chaffe developed a composite of peer groups meant to be comparable to Sterling's manufacturing and
land  operations,  which  jointly  were  representative  of   the
                             -45-
Company. Chaffe then analyzed the Company as if it were two separate entities, manufacturing operations and land holding.

      Chaffe chose Imperial Sugar Co. as the sole Guideline Company for comparison to Sterling's manufacturing operations. Imperial Sugar Co. was considered generally similar to the manufacturing operations of Sterling because of its industry, although Imperial Sugar Co. processes refined sugar both from beets and sugarcane. Chaffe developed two groups of Guideline Companies generally comparable to Sterling's land operations. The first group, consisting of ALICO, Inc., ML Macadamia Orchards, L.P. and Scheid Vineyards, Inc. (Class A), derive revenue largely through their agricultural operations, although each holds some land with development potential. The second group consists of publicly traded real estate limited partnerships ("RELPs"), including Inland Capital Fund, Inland Land Appreciation Fund I, L.P., and Inland Land Appreciation Fund II, L.P., which generally hold undeveloped land. These RELPs are thinly traded, as is Sterling. All Guideline Companies are significantly larger than Sterling.

       For the first two peer groups, Chaffe reviewed the appropriate market values as a multiple of, among other things, last 12 months ("LTM")earnings, LTM cash flow after tax, book value, LTM earnings before interest, taxes, depreciation and amortization ("EBITDA") and LTM revenues of the Guideline Companies. No earnings estimates were available for the Guideline Companies. All multiples were based on closing prices on November 1, 2004.

      Chaffe reviewed the appropriate market values of the RELPs as a multiple of, among other things, the discount or premium to net asset value ("NAV") and distribution yield. All multiples were based on closing prices on November 1, 2004.

     Chaffe then applied a range of selected multiples implied by the Guideline Companies to Sterling's estimated LTM earnings, LTM cash flow after tax, book value, LTM EBITDA and LTM revenue for its manufacturing and land operations, respectively. Because Sterling is anticipating higher earnings in FY 2005 than FY 2004, Chaffe also applied these multiples to Sterling's projected earnings for FY 2005, projected cash flow after tax for FY 2005, projected EBITDA for FY 2005 and projected revenue for FY 2005, for Sterling's manufacturing and land operations, respectively. Because Sterling is smaller in financial terms, capabilities and market penetration than the Guideline Companies, Chaffe applied a discount of 20% to the value indicated by comparison to Imperial Sugar Co., and a discount of 10% to the values indicated by comparison to the Guideline Land Companies and Guideline RELPs. Chaffe then added the value of the "non-operating" assets held by Sterling. This analysis resulted in a $8.37 - $9.38 implied per share median equity indication for the Company, as compared to the $9.00 Purchase Price.

      Chaffe determined that the $9.00 Purchase Price is within the range of values implied by comparison to the two composites
                              -46-
of selected comparable companies.

     (2) Discounted Cash Flow Analysis: Discounted cash flow is a method of evaluating an investment in a company by estimating future cash flows and taking into consideration the time value of money. In other words, discounted cash flow is what someone is willing to pay today in order to receive Sterling's anticipated cash flow in future years. The Board analyzed and adopted Chaffe's discounted cash flow model, adjusting the Purchase Price in excess of the discounted cash flow value due to the limitations of this valuation approach as noted by Chaffe below.

     Chaffe derived implied equity value indications for Sterling by determining the net present value of after-tax cash flows. Chaffe developed a four-year discounted cash flow analysis on the after-tax free cash flows of the Company for the fiscal years 2005 through 2008 based on the Company's forecast of FY 2005 earnings and the Company's forecast for FY 2006 earnings, except that 2006 cash flow was adjusted for the lower level of revenue anticipated from mineral royalties. The cash flow for 2007 through 2008 was projected to grow by 2.0% per annum, in line with an estimated rate of inflation. The estimated terminal value for the Company was calculated by capitalizing the sustainable free cash flow in 2008 at the appropriate discount rate. Chaffe considered two discount rates in its discounted cash flow analysis. The first rate, 9.53%, represented Sterling's cost of capital as calculated by the capital asset pricing model (ordinary least squares method) ("CAPM") on a leveraged basis. The second rate, 14.49%, is based on the industry in which the Company operates, adjusted for the small size of Sterling compared to the industry. The cash flows and terminal values were then discounted to present value using the selected discount rates, and the value of the "non-operating" assets held by Sterling were then added to the indicated figures. This analysis resulted in an implied per share equity value indications for the Company of $11.09 applying the 9.53% discount rate and $6.84 applying a 14.49% discount rate, as compared to the $9.00 Purchase Price.

     Chaffe noted that because Sterling's stock is thinly traded, the direct market analysis of Sterling's cost of capital utilizing  a  CAPM does not provide a reliable  estimate  of  the
Company's cost of capital or an appropriate discount rate for this analysis. Chaffe noted also the uncertainty of Sterling being able to earn the after-tax free cash flow projected in this model on an on-going basis. Chaffe believed that it was inappropriate to, and therefore did not, rely on this quantitative result. Chaffe believed that the discount rate developed by comparison to Sterling's industry was more representative of a market-based rate of return. Chaffe noted that this value indication is substantially less than the $9.00 Purchase Price.

       (3) Breakup/Liquidation Analysis: In addition to considering the Company as a going concern, Chaffe calculated the net value of the Company's assets that may be available to
                                -47-
shareholders upon a liquidation of the Company, as a way to derive an implied equity value. Liquidation value is the value of the Company's individual assets, valued as if Sterling cannot continue as a going-concern and must sell all of its assets. Chaffe performed a breakup/liquidation analysis based on recent appraisals of the Company's land, buildings, minerals and crops. In addition, Chaffe assumed a writedown of some of the Company's equipment to an estimated market value, based on information provided by Company management. This analysis resulted in a $7.82 implied per share equity value indication for the Company. This analysis demonstrates that a breakup/liquidation value indication is less than the $9.00 Purchase Price. Chaffe noted that the minority shareholders of the Company are not in a position to force the liquidation of Sterling.

      (4) Enterprise value. The Board considered the analyses of the Company's enterprise value. Enterprise value is a measure of what the market believes Sterling's ongoing operations are worth. The Board reviewed and assessed the Company's enterprise value based on its earnings before interest, taxes, depreciation and amortization (called "EBITDA") for fiscal year 2004 and also the Company's average EBITDA for fiscal year 2001 through fiscal year 2003. The Company's EBITDA numbers were based on information provided by Stanley Pipes. The Board gave the most weight to the results from the Company's most recently completed fiscal year and secondarily to its average results over the previous three fiscal years. It applied several multiples to EBITDA, ranging from four times EBITDA to five times EBITDA. The Board based its determinations regarding fairness from an enterprise valuation perspective on the application of what it perceived to be the lowest appropriate discount, or 25%. A multiple of five times EBITDA and application of 25% discount indicated a value of approximately $6.17 per share based on our fiscal year 2004 EBITDA and $4.47 based on an average of the Company's last three fiscal years' EBITDA. If the Company includes the non-recurring disaster payment of approximately $1.6 million, to the five times EBITDA and 25% discount, a value of $8.62 is indicated. A multiple of four times EBITDA and application of a 25% discount indicated a potential value of approximately $4.94 per share based on our fiscal year 2004 EBITDA and $3.58 based on an average of our last three fiscal years' EBITDA. If the Company includes the non-recurring disaster payment of approximately $1.6 million, to the four times EBITDA and 25% discount, a value of $6.90 is indicated.

      (5) Historical and current market prices. The Board also compared the proposed transaction price to various bid prices of the Company's Common Stock over the past 12 and 24 months, as well as the stock's bid prices prior to receipt of the Split
Transaction proposal on November 5, 2004, prior to the first public announcement of the Split Transaction on November 19, 2004. The stock's bid price is the highest price that a buyer will pay at any given time to purchase a specified number of shares of stock.

      Specifically, the Board reviewed the stock's high bid price
                               -48-
for each quarter in the period from October 31, 2003 to July 31, 2004 and the stock's closing bid price on the last day of each month during the period, and determined that both the average high bid price and closing bid price for that period was $6.19. It considered that the $9.00 Purchase Price represents a premium of $2.81 or 45% over the stock's average high bid price and closing bid price for the related periods.

      The Board also reviewed the stock's high bid price for each month in the period from October 31, 2002 to July 31, 2003 and the stock's closing bid price on the last day of each quarter during the same period, and determined the average high bid price and closing bid price for that period was $5.92 and $5.85, respectively. It considered that the $9.00 Purchase Price represents a premium of 52% and 54% over our stock's average high bid price and closing bid price for the related periods, respectively.

      The Board also considered that the $9.00 Purchase Price represents (i) a 37% premium over our stock's closing bid price on November 5, 2004 of $6.55 per share; (ii) a 38% premium over the stock's closing bid price on July 31, 2004 of $6.50 per share; and (iii) a 50% premium over the stock's closing bid price on July 31, 2003 of $6.00 per share.

      Furthermore, the Board considered Sterling's trading volume of only 3,370 shares from June 2003 to September 2004, all acquisitions by the same Stockholder.

      The Board also considered, but did not factor into its assessment of a fair per share Pre-Split transaction price to Sterling's unaffiliated Stockholders, the following valuation approaches:

      (6) Net book value per share. Book value per share is calculated as the assets of the Company minus the liabilities of the Company, divided by the total outstanding shares. Net tangible book value per share is calculated as the Stockholders' equity less goodwill, divided by weighted average shares outstanding assuming dilution. Mr. Pipes provided the Board with information regarding the net book value per share as of July 31, 2004 which on a fully-diluted basis was $7.18. The Board did not consider net book value or net tangible book value to be meaningful in assessing the fairness of the proposed transaction price primarily because net book value is an accounting methodology based on historical cost and does not adequately reflect either current economic conditions and events or a company's current or expected results of operations.

      (7) Dividend Yield Analysis. Since the Company does not have a history of paying dividends, it was unable to calculate a dividend yield analysis.

     In addition, the Board considered the following factors:

      (1)  the opinion of Chaffe, a copy of which is attached  to
                                -49-
      this proxy statement as Annex B, that, as of the date of the opinion, the price of $ 9.00 per share is fair, from a financial point of view, to Sterling's unaffiliated Stockholders.

      (2) that, with a stock trading volume of only 3,370 shares from June 2003 to September 2004, the stock's bid prices would have been valid for only a very small number of shares before decreasing measurably.

      (3) that appropriate valuation discounts for cashing out a minority interest in the Company are at least 25% of enterprise value.

      (4) the availability of financing on acceptable terms sufficient to fund the costs of the Split Transaction;
      and

      (5) the Board's offer of $934,849 for the shares owned by the Company's unaffiliated Stockholders.

     The Board placed the greatest weight on Chaffe's opinion and on its analysis of the Company's enterprise value, primarily based on historical EBITDA and appropriate valuation discounts, historical and current market prices and Sterling's forecasted production for 2005, and did not assign any particular weight to any of the other factors.

     After carefully reviewing the Chaffe opinion and the support for the opinion, the Board determined that the Purchase Price of $9.00 per share was fair to the Company and its Stockholders, including those Stockholders being cashed out.




     Firm Offers.

      The Company received, from California Investment Fund ("CIF"), an indication of interest in opening discussions to acquire Sterling. Subject to due diligence, CIF indicated that it might begin negotiations at $9.00 to $10.00 per share for the Company. Sterling responded to CIF's inquiry and requested CIF's response to questions regarding its interest. CIF responded that it wished to delay any discussions with Sterling until the end of the processing season due to hurricanes and other factors affecting this year's crop. After the Board received CIF's letter withdrawing its current interest in Sterling, discussion was had and the Board considered CIF's inquiry to be withdrawn indefinitely.

      As of the date of this Proxy Statement, the Company has not
received   any   firm  offers,  nor  has  it  had   any   further
communications with CIF.

      Fairness  to  Unaffiliated  Stockholders  Who  Will  Remain
                                -50-
Stockholders in the Company

      The Board believes that the Split Transaction will be fair to the unaffiliated Stockholders who will remain Stockholders in the Company. Assuming approval of the Split Transaction, the unaffiliated Stockholders who are not cashed out will be minority shareholders in a private company. Nonetheless, the Board owes the same fiduciary duty of care and loyalty to private company Stockholders as it does to public company stockholders. See "Risk Factors - Risks Associated With Remaining a Stockholder in the Company.

     The Board engaged Chaffe to advise it as to its opinion of a range of fairness of the Purchase Price for those shares being cashed out. Among the valuation considerations prepared by Chaffe and considered by the Board included detailed information on historical and current market prices [See Factors Considered by the Board, Subsection (5)], net book value analysis [See Factors Considered by the Board, Subsection (6)], going concern or enterprise value [See Factors Considered by the Board, Subsection (4)] and liquidation value analysis [See Factors Considered by the Board, Subsection (3)]. The Board also considered a comparable company's valuation analysis and discounted cash flow analysis. [See Factors Considered by the Board, Subsections (1) and (2)] After considering all of this information, the Board exercised its business judgment and adopted Chaffe's assessment and focused on the comparable company's analysis and concluded that a $9 per share cash out price was not only substantively fair to those shareholders who would be cashed out, but would be fair to Unaffiliated Stockholders who remain Stockholders in the Company. Among the reasons the Board believes this to be true is that Unaffiliated Stockholders who will remain will be those holding more than 2,000 Pre-Split Shares generally constituting persons, in the Board's opinion, who are more sophisticated investors, have a greater investment stake in the Company, are more likely to take the long view of investment in the Company, and who will have the ability to bear the risks of remaining a shareholder in the Company. Further, due to the facts that the funds for the buy back will be sourced from excess cash generated, in the main, from federal disaster payments and that the price is set at fair value, the Board believes that such continuing shareholders will not be negatively impacted, financially, by the Split Transaction. The Board did not make any independent determinations of a going concern or a liquidation value, but was advised by Chaffe as to its determinations of those amounts (as set forth in "Opinion of the Financial Advisor" and "Annex B - Fairness Opinion for Split Transaction"). See "Substantive Fairness of the Reverse Stock Split - Factors Considered by the Board" for a more detailed discussion of the valuation approaches considered by the Board.

      Stockholder's holding greater than 2,000 Pre-Split Shares who do not wish to assume the risks of remaining a minority Stockholder in a private Company may also cash out their shares. The Stockholders holding greater than 2,000 Pre-Split Shares and
                                -51-
desiring to cash out pursuant to the Split Transaction must give written notice to the Company by a date sixty (60) days after the Effective stating the number of shares they would like the Company to repurchase from them.

      Patout's Position as to the Substantive Fairness of the Split Transaction

     The rules of the SEC require Patout to express its belief as to the fairness of the Split Transaction to the Company's unaffiliated Stockholders. Patout has independently conducted the required fairness analysis. Patout has separately concluded that the Split Transaction is substantively fair to the Company's unaffiliated Stockholders. Patout bases its belief regarding the substantive fairness of the Split Transaction on the same factors
discussed   above attributable  to  the  similar belief of  the
Board.   See  "See Substantive   Fairness of  the  Reverse Stock
Split-Factors Considered by the Board". Patout has adopted the analysis and findings of the Board in this regard. Patout's
belief as to  the fairness   of   the  Split  Transaction  do  not
constitute a recommendation to any Stockholder as to how that Stockholder should vote on the Reverse Stock Split.

      Peter V. Guarisco's position as to the substantive fairness of the Split Transaction.

      The rules of the SEC require Peter V. Guarisco to express his belief as to the fairness of the Split Transaction to the Company's unaffiliated stockholders. Peter V. Guarisco has independently conducted the required fairness analysis. Peter V. Guarisco has separately concluded that the Split Transaction is substantively fair to the Company's unaffiliated Stockholders. Peter V. Guarisco bases his belief regarding the substantive fairness of the Split Transaction on the same factors discussed above, attributable to the similar belief of the Board. See "Substantive Fairness of the Reverse Stock Split - Factors Considered by the Board." Peter V. Guarisco has adopted the analysis and findings of the Board in this regard. Peter V. Guarisco's belief as to the fairness of the Split Transaction does not constitute a recommendation to any Stockholder as to how that Stockholder should vote on the Reverse Stock Split.

      Frank William Patout's position as to the substantive fairness of the Split Transaction.

      The rules of the SEC require Frank William Patout to express his belief as to the fairness of the Split Transaction to the Company's unaffiliated stockholders. Frank William Patout has independently conducted the required fairness analysis. Frank William Patout has separately concluded that the Split Transaction is substantively fair to the Company's unaffiliated Stockholders. Frank William Patout bases his belief regarding the substantive fairness of the Split Transaction
                           -52-
on the same factors discussed above, attributable to the similar belief of the Board. See "Substantive Fairness of the Reverse Stock Split - Factors Considered by the Board." Frank William Patout has adopted the analysis and findings of the Board in this regard. Frank William Patout's belief as to the fairness of the Split Transaction does not constitute a recommendation to any Stockholder as to how that Stockholder should vote on the Reverse Stock Split."

      Robert B. Patout's position as to the substantive fairness of the Split Transaction.

     The  rules  of  the  SEC require Robert  B.  Patout  to
     express his
belief as to the fairness of the Split Transaction to the Company's unaffiliated stockholders. Robert B. Patout has independently conducted the required fairness analysis. Robert B. Patout has separately concluded that the Split Transaction is substantively fair to the Company's unaffiliated Stockholders. Robert B. Patout bases his belief regarding the substantive fairness of the Split Transaction on the same factors discussed above, attributable to the similar belief of the Board. See "Substantive Fairness of the Reverse Stock Split - Factors Considered by the Board." Robert B. Patout has adopted the analysis and findings of the Board in this regard. Robert
B. Patout's belief as to the fairness of the Split Transaction does not constitute a recommendation to any Stockholder as to how that Stockholder should vote on the Reverse Stock Split.

      William S. Patout's position as to the substantive fairness of the Split Transaction.

      The rules of the SEC require William S. Patout to express his belief as to the fairness of the Split Transaction to the Company's unaffiliated stockholders. William S. Patout has independently conducted the required fairness analysis. William S. Patout has separately concluded that the Split Transaction is substantively fair to the Company's unaffiliated Stockholders. William S. Patout bases his belief regarding the substantive fairness of the Split Transaction on the same factors discussed above, attributable to the similar belief of the Board. See "Substantive Fairness of the Reverse Stock Split - Factors Considered by the Board." William S. Patout has adopted the analysis and findings of the Board in this regard. William
S. Patout's belief as to the fairness of the Split Transaction does not constitute a recommendation to any Stockholder as to how that Stockholder should vote on the Reverse Stock Split.

     Procedural Fairness of the Split Transaction.

      The Split Transaction is being effected in accordance with all requirements under Louisiana law and hence will
                             -53-

require a vote of at least a majority of the voting power present, in person or by proxy, at the Annual Meeting.

      The Board is comprised of seven individuals, including Bernard E. Boudreaux, Jr. (Chairman), Peter V. Guarisco, Victor Guarisco, II, James R. Keys, Frank William Patout, Robert B. Patout and William S. Patout, III. Messrs Guarisco are father and son. Robert B. Patout and William S. Patout, III, are brothers and Frank William Patout is their cousin. Each holds a significant, although not controlling, interest in M. A. Patout & Son, Inc., the controlling shareholder of the Company. James R. Keys is married to a distant relative of the Patouts. Bernard E. Boudreaux, Jr., is unrelated to any of the aforementioned directors. Mr. Boudreaux is Of Counsel to the law firm of Breazeale, Sachse & Wilson, L.L.P., which has prepared these materials. Pre-Split ownership of the Board in Sterling stock is as follows:
                                               Shares
Name                  Position           Beneficially Owned
-----------------------------------------------------------
Bernard E.            Chairman                     1,000
Boudreaux, Jr.
Peter V. Guarisco     Director                   531,531 (2)
Victor Guarisco, II   Director                    18,990
James R. Keys         Director                     -0-
Frank William Patout  Director                 1,580,250 (3)
Robert B. Patout      Director                     -0-
William S. Patout,III Director                     100


(2) Mr. Gurarisco's reported holdings include shared voting and investment power with respect to 143,000 shares owned by Hellenic, Inc., and 224,431 shares owned by Capital Management Consultants, Inc. Mr. Guarisco disclaims ownership of such shares.

(3) Includes shared voting and investment power with respect to 1,580,250 shares owned by M. A. Patout & Son, Ltd.

      Although there are family relationships as outlined above between certain of the directors, prior to the Split Transaction, two of the seven directors own no direct shares in Sterling, and after the Split Transaction, four of the directors will own no direct shares in Sterling. Similarly, the executive officers of Sterling, being Craig P. Caillet, President and CEO, and Rivers M. Patout, Vice President and General Manager, hold only 100 shares each in Sterling directly. Thus, after the Split Transaction, neither of the executive officers of the Company will hold stock in the Company directly.

      The Board also assessed whether the Split Transaction proposal was procedurally fair to Sterling's unaffiliated Stockholders. While the Split Transaction is not structured
                           -54-
in such a way that approval of at least a majority of the unaffiliated Stockholders would be required, the Split Transaction requires the affirmative approval of a majority of the shareholders of Sterling present in person or by proxy at the Annual Meeting. Given the fact that a majority of the Board and both of the senior executives of the Company will be called upon to transfer all of their direct interests in the Company under the Split Transaction, the Board felt it was unnecessary to retain an unaffiliated representative to represent the unaffiliated Stockholders. Moreover, the Board has a fiduciary responsibility to see that  the  interests  of the unaffiliated  stockholders  are protected and this is substantial protection to the unaffiliated stockholders from a procedural standpoint. Although the Board did not retain an unaffiliated representative to act solely on behalf of its unaffiliated Stockholders, the Board believes the Split Transaction is procedurally fair to the unaffiliated Stockholders as it is being effected strictly in accordance with all requirements of Louisiana law and by the further fact that the process mandated by the Board required the Company to use an independent professional financial advisor (Chaffe)  and  an
independent  appraisal  process.   The  utilization  of   an
independent professional financial advisor was required by the Board because, while the members of the Board of Sterling are knowledgeable in their various disciplines and able to apply their business judgment to issues coming before the Board, none are experts in business valuation. Therefore, the Board concluded that in order to procedurally protect the rights of the unaffiliated Stockholders, it should require a process utilizing the expertise of an independent professional financial advisor. The Board interviewed two experienced professional financial advisors to make sure that all relevant factors would be considered and that methodologies used in the process employed by each professional financial advisor would protect the interests, from a procedural standpoint, of the unaffiliated Stockholders. The Board was satisfied that strict compliance with Louisiana law and employment of an independent professional financial advisor using the process as was used in this matter along with the other factors set forth herein caused the Transaction to be fair to the unaffiliated Stockholders from a procedural standpoint. This Split Transaction has been unanimously approved by vote of all members of the Board.

      The Board believes that the Split Transaction is procedurally fair to unaffiliated Stockholders due to its selection of Chaffe and the separate land appraisers, mineral appraisers and crop appraisers to independently value the Company. Additionally, only three of the nine members of the Board and management will retain their investment in the Company after the Reverse Stock Split. See "VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF - Security Ownership of Management" and "ELECTION OF DIRECTORS
-  Business Experience of Directors" for disclosures on  the
                          -55-
familial relationships between the Board and the fact that the Chairman of the Board's law firm serves as counsel to the Company in this matter.

     In making its decision to determine the Purchase Price, the Board was conscious of the importance of the issues (including those that adversely affect continuing
Stockholders as well as those that affect cashed-out Stockholders) and acted in accordance with their fiduciary duties to Sterling and its Stockholders.

      No provision has been made to grant Stockholders of Sterling access to its corporate files or to obtain counsel or appraisal services at the expense of Sterling or any other party. The Company believes that each member of the Board and each executive officer of Sterling who owns shares of Common Stock will vote his shares, or those he represents, in favor of the Split Transaction.

      Although Louisiana law does not provide for appraisal rights as a result of the proposed transaction, the Board still considers the proposed transaction procedurally fair to the affected Stockholders, both affiliated and unaffiliated. First, the Board believes that the price set is at least as much as would result from an exercise of appraisal rights. Secondly, the low dollar value of the holdings of the affected unaffiliated Stockholders, individually and in the aggregate, would not make appraisal rights an economically attractive remedy. Moreover, an affected unaffiliated Stockholder who wishes to remain a Stockholder may purchase sufficient shares before the proposed Split Transaction and remain a Stockholder. The Board also considered the Split Transaction procedurally fair because it allows a Stockholder with relatively few shares, and a small dollar investment, to dispose of his shares, in most cases, without a brokerage fee, which can be disproportionately large for a small number of shares. Stockholders who own greater than 2,000 shares in separate accounts, whether held of record, in street name or both, may aggregate their shares according to the rules set forth hereafter in "Structure of the Split Transaction" and "Exchange of Certificates and Payment of Certain Fractional Shares." Additionally, an unaffiliated Stockholder holding greater than 2,000 Pre-Split shares will have the option to cash out his shares at the Purchase Price.

      Patout's Position as to the Procedural Fairness of the Split Transaction

      The rules of the Securities and Exchange Commission require Patout to express its belief as to the fairness of
the   Split   Transaction  to  the  Company's   unaffiliated
Stockholders.   Patout has conducted the  required  fairness
analysis and has concluded that the Split Transaction is procedurally fair to the Company's unaffiliated Stockholders. Patout bases its belief regarding the procedural fairness of
                            -56-
the Split  Transaction on  the  same  factors discussed above
attributable  to  the similar  belief  of  the  Board.   Patout
has adopted the analysis and findings of the Board in this regard. Patout's belief as to the fairness of the Split Transaction contained herein, does not constitute a recommendation to any Stockholder as to how that Stockholder should vote on the Split Transaction.

     Peter V. Guarisco's position as to the procedural fairness of the Split Transaction. The rules of the Securities and Exchange Commission require Peter V. Guarisco to express his belief as to the fairness of the Split Transaction to the Company's unaffiliated Stockholders.
Peter V. Guarisco has conducted the required fairness analysis and has concluded the Split Transaction is procedurally fair to the Company's unaffiliated
Stockholders. Peter V. Guarisco bases his belief regarding the procedural fairness of the Split Transaction on the same factors discussed above attributable to the similar belief of the Board. See "Procedural Fairness of the Split Transaction." Peter V. Guarisco has adopted the analysis and findings of the Board in this regard. Peter V. Guarisco's belief as to the fairness of the Split Transaction, contained herein, does not constitute a recommendation to any Stockholder as to how that Stockholder should vote on the Split Transaction.

      Frank William Patout's position as to the procedural fairness of the Split Transaction. The rules of the Securities and Exchange Commission require Frank William Patout to express his belief as to the fairness of the Split Transaction to the Company's unaffiliated Stockholders. Frank William Patout has conducted the required fairness analysis and has concluded the Split Transaction is procedurally fair to the Company's unaffiliated Stockholders. Frank William Patout bases his belief regarding the procedural fairness of the Split Transaction on the same factors discussed above attributable to the similar belief of the Board. See "Procedural Fairness of the Split Transaction." Frank William Patout has adopted the analysis and findings of the Board in this regard. Frank William Patout's belief as to the fairness of the Split Transaction, contained herein, does not constitute a recommendation to any Stockholder as to how that Stockholder should vote on the Split Transaction.

     Robert B. Patout's position as to the procedural fairness of the Split Transaction. The rules of the Securities and Exchange Commission require Robert B. Patout to express his belief as to the fairness of the Split Transaction to the Company's unaffiliated Stockholders. Robert B. Patout has conducted the required fairness analysis and has concluded the Split Transaction is procedurally fair to the Company's unaffiliated Stockholders. Robert B. Patout bases his belief regarding the procedural fairness of the Split Transaction on the same factors discussed above attributable to the similar belief of the Board. See "Procedural Fairness of the Split Transaction." Robert B. Patout has adopted the analysis and findings of the Board in this
                              -57-
regard. Robert B. Patout's belief as to the fairness of the Split Transaction, contained herein, does not constitute a recommendation to any Stockholder as to how that Stockholder should vote on the Split Transaction.

      William S. Patout, III's position as to the procedural fairness of the Split Transaction. The rules of the Securities and Exchange Commission require William S. Patout, III, to express his belief as to the fairness of the Split Transaction to the Company's unaffiliated Stockholders. William S. Patout, III, has conducted the required fairness analysis and has concluded the Split Transaction is procedurally fair to the Company's unaffiliated Stockholders. William S. Patout, III, bases his belief regarding the procedural fairness of the Split Transaction on the same factors discussed above attributable to the similar belief of the Board. See "Procedural Fairness of the Split Transaction." William S. Patout, III, has adopted the analysis and findings of the Board in this regard. William S. Patout, III's belief as to the fairness of the Split Transaction, contained herein, does not constitute a recommendation to any Stockholder as to how that Stockholder should vote on the Split Transaction.

     Plans or Proposals After the Split Transaction.

      Sterling expects the Company's business and operation to continue as they are currently being conducted and, except as disclosed in this document, the Split Transaction is not anticipated to have any effect upon the conduct of the Company's business. If the Split Transaction is consummated, all persons owning fewer than 2,000 Pre-Split Shares of Common Stock will no longer have any equity interest in and will not be Stockholders of Sterling and, therefore, will not participate in the Company's future potential earnings and growth. Instead, each such owner of Common Stock will have the right to receive, upon surrender of their stock certificates, the Purchase Price per share in cash, without interest.

     In addition, individuals who are members of the Board and of management of Sterling, directly or through its affiliates, now owning approximately 92% of the Common Stock are expected to own approximately 94.5% of the Common Stock after the Split
Transaction. See "Sterling Security Ownership of Certain Beneficial Owners and Management."

      After completion of the Split Transaction, Sterling will terminate the registration of Sterling Common Stock under the 1934 Act and the Company's Common Stock will no longer be listed or traded on the OTC (or any other public market). Additionally, Sterling may reduce its directors and officers' liability insurance coverage. The Company expects that, following completion of the Split Transaction its business operations will be conducted substantially as they are currently being conducted.

      Other than as described in this proxy statement, neither Sterling nor its management has any current plans or proposals to
                               -58-
effect any extraordinary corporate transaction such as a merger, reorganization or liquidation; to sell or transfer any material amount of the Company's assets; to change the Board or management; to change materially the Company's indebtedness or capitalization; or otherwise to effect any material change in the Company's corporate structure or business.

     The Company has no current plans that would require issuance of additional shares of stock, although it reserves the right to do so at anytime at such prices and on such terms as the Board determines to be in the best interests of the Company and its Stockholders.

      It is anticipated that the Company will benefit from both the time and expense saved from its former reporting obligations. The officers will be able to spend the time saved from SEC reporting and SOX-related compliance on managing the Company. The Company anticipates that the cost savings from no longer being a public company will be put to a more productive use. The Board is well aware of its fiduciary duties and it plans to continue in its mission to protect the Stockholders' interests despite the terminated reporting duty.

     Alternatives to the Split Transaction.

      In the course of evaluating the fairness of the Split Transaction, the Board considered and discussed various alternatives to the Split Transaction that may have the effect of increasing Stockholder value. The Board analyzed various alternatives to determine whether such alternatives (i) were likely to result in greater long-term value to the Stockholders than the proposed Split Transaction and (ii) would achieve the same result desired by Sterling to increase Stockholder value by providing unaffiliated Stockholders with certain liquidity and to take the Company private.

      The  Board ultimately determined the Split Transaction  was
the   preferred   alternative.   In  drawing   this   conclusion,
management considered the following alternative strategies:

      ! A cash tender offer - The Board believes a cash tender offer would not result in shares being tendered by a sufficient number of record Stockholders so as to accomplish the going private objective and reducing recurring costs. It was thought unlikely that many holders of small numbers of shares would make the effort to tender their shares of Common Stock in view of the nominal value of their holdings. Were it feasible, the estimated expense of undertaking a cash tender offer is about the same as the going private transaction, $190,000. The Board estimates a cash tender offer to be about the same cost since the Board would provide a fairness opinion and information statement. Assuming the Company could acquire the shares at the current market price of $6.55, the shares less transaction fees would cost the Company approximately $680,362.
                               -59-

      ! A purchase of shares in the open market - There is no active trading market for the Common Stock; therefore, it would be highly unlikely that shares of Common Stock could be acquired by Sterling from a sufficient number of holders to accomplish the Board's objectives. Assuming it were feasible, it would cost the Company approximately $680,362 to acquire 103,872 outstanding shares on the open market, based only upon the current market price of $6.55 per share of Common Stock.

      !  Sale to a Third Party - In connection with its review
         of the Split Transaction proposed and potential
         alternatives,   the  Board  did  not   consider   the
         possibility of seeking potential strategic or  financial
         acquirers because  the  major  Stockholder  who   owns
         approximately 63% of Sterling's outstanding shares has stated that it was unwilling to consider selling its shares
         to  a  third party.   Given Patout's  unwillingness  to
         entertain third party offers, the Board did not estimate costs of selling the Company.

      ! Continuing as a Public Company - The Board considered taking no action at this time and continuing to operate the Company's business in accordance with past practice. However, for the reasons discussed above (including the significant illiquidity of the Company's shares, the significant and increasing tangible and intangible costs of compliance with the 1934 Act and the competitive disadvantages associated with having to disclose proprietary and financial information, the Board concluded that continuing to run the business as a public company would not maximize long-term Stockholder
         value when compared  to  other  alternatives.    The
         estimated costs of continuing as a public company are about $70,000 per year, without inflation and for the indefinite future, representing the SOX and other SEC reporting obligations.

      After careful consideration of several different proposed ratios for the Split Transaction, the Board decided to set the ratio for the Split Transaction at 2,000 to 1 in order to provide reasonable assurance that the remaining number of Stockholders following the Split Transaction would be below 300, taking into consideration changes in share holdings that may occur after the announcement of the Split Transaction and prior to the Effective Date. The Board believes that, based on its analysis of its Stockholder base as of September 20, 2004, and using the 2,000 to 1 ratio, the number of Stockholders of record would be reduced from approximately 666 to approximately 27.

     Source of Funds and Amount of Funds.

      The Company plans to use its excess cash received from disaster payments to complete the Split Transaction, which includes  professional  fees and other expenses  related  to  the
                             -60-
transaction and payments to be made in lieu of issuing fractional shares in the amount of approximately $1,124,849. Since this excess cash has been classified as a non-operating asset, the payment of approximately $1,124,849 to complete the Split Transaction is not expected to have an adverse effect on Sterling's capitalization, liquidity, results of operations or cash flow. Because the actual number of Pre-Split Shares which will be purchased by Sterling is unknown at this time, the total cash to be paid to holders by Sterling is unknown, but is estimated to be not more than $934,849. In the alternative, Sterling may elect to use its bank line of credit to finance the Split Transaction.

      Sterling has no alternative financing arrangements or alternative financing plans if the primary financing falls through.

      The approximately $190,000 in transaction-related fees and expenses, excluding the payments to be made in lieu of issuing fractional shares, consists of the following:

DESCRIPTION                                            AMOUNT
---------------------------------------------------------------
Appraisal Fees
     Land                                              $30,500
     Mineral Interest                                  $23,000
     Sugarcane Crop                                    $30,000

Advisory Fees and Expenses                             $15,000
Legal Fees and Expenses                                $82,500
Accounting, Printing, Solicitation, Mailing            $ 6,000
Miscellaneous Fees and Expenses                        $ 3,000
                                                       -------
TOTAL                                                  $190,000
                                                       ========
     Sterling expects to be able to pay for the Split Transaction from internal sources, or alternatively, from its line of credit. The Company's dividend policy should not be affected since Sterling does not regularly declare dividends.

     Conversion of Shares in Split Transaction.

On the Effective Date of the Split Transaction:

      Stockholders holding fewer than 2,000 Pre-Split Shares, whether record shares (as defined below) or street shares (as defined below), will be entitled to receive cash equal to $9.00 per share, without interest, and such shares will be cancelled;

     Stockholders holding immediately prior to the Effective Date 2,000 or more Pre-Split Shares (including any combination of record shares or street shares) in the aggregate shall be entitled to receive a new certificate in exchange for his or her old certificates and to include both whole and fractional shares, if any. Sterling is authorized, prior to the Split Transaction, to issue 2,500,000.00 Pre-Split Shares of common stock each
                             -61-
having a par value of $1.00. All such stock is currently outstanding. If the Split Transaction is effected, the Articles of Incorporation of Sterling will be amended and Sterling will have the authority to issue 1,250 shares of common stock each having a $1.00 par value. (Post-Split Shares) For each Pre-Split Share certificate of 2,000 shares or more, the holder will be entitled to receive a Post-Split Share certificate equal to the amount of the Pre-Split Shares divided by 2,000. Except as just described, there are no material differences between the Pre-Split Shares, or the certificates evidencing them, and the Post-Split Shares, or the certificates evidencing them. The reason for the exchange is to effect the Split Transaction with a result of taking the Company private. Other than the reduction of the number of post-split shareholders and the reduction in the number of shares held by a post-split shareholder by factor of 2,000, the Split Transaction will have no effect on the rights of existing security holders holding 2,000 or more Pre-Split Shares. There are no arrearages in dividends and no defaults in principal or interest with respect to any outstanding security of Sterling. Sterling does not intend to apply for a registration of the Post-Split Shares. The effect of the termination of the listing of Sterling's Pre-Split Shares will be delisting of the Sterling Common Stock and the taking of the Company private.

      The term "record shares" as used above means shares of Sterling's Common Stock, other than street shares, and any record share shall be deemed to be held by the registered holder thereof as reflected on the books of Sterling;

      The term "street shares" as used above means shares of Sterling Common Stock held of record in street name, and any street share shall be deemed to be held by the beneficial owner thereof as reflected on the books of the nominee holder thereof; and
     The term "holder" as used above means: (a) any record holder who would be deemed, under Rule 12g5-1 under the 1934 Act as described below, to be a single "person" for purposes of determining the number of record Stockholders of Sterling, and
(b) any other person or persons who would be deemed to be a "holder" under the above clause if the shares it holds beneficially in street name were held of record by such person or persons.

      Sterling (along with any other person or entity to which it may delegate or assign any responsibility or task with respect thereto) shall have full discretion and exclusive authority (subject to its right and power to so delegate or assign such authority) to:

      make such inquiries, whether of any Stockholder(s) or otherwise, as it may deem appropriate for purposes of effecting the Split Transaction; and

       resolve and determine, in its sole discretion, all ambiguities, questions of fact and interpretive and other matters relating to such provisions including, without limitation, any
                            -62-
questions as to the number of Pre-Split Shares held by any Stockholder. All such determinations by Sterling shall be final and binding on all parties, and no person or entity shall have any recourse against Sterling or any other person or entity with respect thereto.

      For purposes of effecting the transaction, Sterling may, in its sole discretion, but shall not have any obligation to do so:

      presume that any shares of Sterling Common Stock held in a discrete account (whether record or beneficial) are held by a person distinct from any other person, notwithstanding that the registered or beneficial holder of a separate discrete account has the same or similar name as the holder of a separate discrete account; and

       aggregate   the  shares  held  (whether   of   record   or
beneficially) by any person or persons that Sterling determines to constitute a single holder for purposes of determining the number of shares held by such holder.

      Rule 12g5-1 under the 1934 Act provides that, for the purpose of determining whether an issuer is subject to the registration provisions of the 1934 Act, securities shall be deemed to be "held of record" by each person who is identified as the owner of such securities on the records of security holders maintained by or on behalf of the issuer, subject to the following:

      In any case where the records of security holders have not been maintained in accordance with accepted practice, any additional person who would be identified as such an owner on such records if they had been maintained in accordance with accepted practice shall be included as a holder of record.

      Securities identified as held of record by a corporation, a partnership, a trust (whether or not the trustees are named), or other organization shall be included as so held by one person.

     Securities identified as held of record by one or more persons as trustees, executors, guardians, custodians or in other fiduciary capacities with respect to a single trust, estate or account shall be included as held of record by one person.

     Securities held by two or more persons as co-owners shall be included as held by one person.

     Securities registered in substantially similar names where the issuer has reason to believe because of the address or other indications that such names represent the same person, may be included as held of record by one person.

     Cash Payment in Lieu of Shares of Common Stock.

     The Company will not issue any fractional shares to holders of less than 2,000 Pre-Split Shares in connection with the Split
                             -63-
Transaction. Instead, if a Stockholder holds less than 2,000 Pre-Split Shares, the Company will pay $9.00 per Pre-Split Share in lieu of issuing fractional shares. The Company will not pay interest on cash sums due any such Stockholder pursuant to the Split Transaction or any brokerage commissions incurred by such Stockholder.

     Assuming the Split Transaction occurs, as soon as practical after the Effective Date, which will occur no later than thirty
(30) days following the date of the Annual Meeting, the Company will mail a letter of transmittal to each holder of record. The letter of transmittal will contain instructions for the surrender of the certificate or certificates to Sterling's exchange agent in exchange for a new certificate and, if applicable, the aggregate Purchase Price. The certificate exchange and cash payment, if applicable, will be made promptly to each Stockholder who has surrendered outstanding certificate(s), together with the letter of transmittal, to Sterling's exchange agent. The actual amount of time that may elapse until Stockholders receive their certificates and/or payments will vary depending upon several factors, including the amount of time it takes each Stockholder to surrender such Stockholder's certificate or certificates. See "Exchange of Stock Certificates and Payment of Certain Fractional Shares" below. No appraisal rights are available under the Louisiana General Corporation Law, or Sterling's Charter, as amended, to any Stockholders who dissent from the proposed Split Transaction. See "Appraisal Rights" below.

     Material U.S. Federal Income Tax Consequences of the Split
Transaction.

     The following description of the material federal income tax consequences of the Split Transaction is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Split Transaction. THESE PARAGRAPHS DO NOT DISCUSS THE TAX CONSEQUENCES WHICH MAY APPLY TO SPECIAL CLASSES OF TAXPAYERS (E.G., NON-RESIDENT ALIENS, BROKER/DEALERS OR INSURANCE COMPANIES). THE STATE AND LOCAL TAX CONSEQUENCES OF THE SPLIT TRANSACTION MAY VARY SIGNIFICANTLY AS TO EACH STOCKHOLDER, DEPENDING UPON THE JURISDICTION IN WHICH SUCH STOCKHOLDER RESIDES. STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE PARTICULAR CONSEQUENCES TO THEM.

     In general, the federal income tax consequences of the Split Transaction will vary among Stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of Common Stock in exchange for their Pre-Split Shares of Common Stock. The Company believes that because the Split Transaction is not part of a plan to increase periodically
                           -64-
a Stockholder's proportionate interest in the Company's assets or earnings and profits, the Split-Transaction will likely have the following federal income tax effects: A Stockholder who receives solely a reduced number of shares of Common Stock will not recognize gain or loss. In the aggregate, such a Stockholder's basis in the reduced number of shares of Common Stock will equal the Stockholder's basis in its Pre-Split Shares of Common Stock. A Stockholder who receives cash in lieu of a fractional share as a result of the Split Transaction will generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Code, which distribution will be taxed as either a distribution under
Section 301 of the Code or an exchange to such Stockholder, depending on that Stockholder's particular facts and circumstances.

     If you receive cash in lieu of fractional shares as a result of the Split Transaction, you will recognize capital gain or loss for United States federal income tax purposes equal to the difference, if any, between the amount of cash received and your adjusted tax basis in the shares of the Common Stock surrendered. Gain or loss will be determined separately for each block of shares (i.e., shares acquired at the same cost in a single transaction) surrendered for cash pursuant to the Split Transaction. Such gain or loss will be long-term capital gain or loss provided that your holding period for such shares is more than 12 months by the Effective Date of the Split Transaction. Long-term capital gains of individuals are eligible for reduced rates of taxation. There are limitations on the deductibility of capital losses.

     Under the U.S. federal backup withholding tax rules, unless an exemption applies, the paying agent will be required to withhold, and will withhold, 30% of all cash payments to which you are entitled pursuant to the Split Transaction, unless you provide a tax identification number (social security number, in the case of an individual, or employer identification number, in the case of other Stockholders), certify that such number is correct and otherwise comply with such backup withholding tax rules. You should complete and sign the Substitute Form W-9 included as part of the letter of transmittal to be returned to the paying agent, in order to provide the information and certification necessary to avoid backup withholding tax, unless an exemption applies and is established in a manner satisfactory to the paying agent.

     If you own at least 2,000 shares at the Effective Date of the Split Transaction, thereby electing to remain a Stockholder of the Company as a private company, your aggregate tax basis in shares received pursuant to the Split Transaction will be the same as your aggregate tax basis in your current shares exchanged therefore. Your holding period for shares received pursuant to the Split Transaction will include the holding period of the shares that you held prior to the Split Transaction exchanged therefor, provided that you held such Common Stock as a capital asset immediately prior to the exchange. You will not recognize
                            -65-
gain or loss on any shares exchanged in this manner. Since it owns greater than 2,000 shares and will remain a Stockholder, M.A. Patout & Son, Ltd. will not recognize gain or loss as a result of the Split Transaction.

     The Company will not recognize any gain or loss as a result of the Split Transaction.

Opinion of Independent Financial Advisor

     Chaffe & Associates, Inc. ("Chaffe") was engaged by Sterling's Board on July 15, 2004 to act as its financial advisor and to deliver an opinion on the fairness and adequacy, from a financial point of view, to the Sterling Shareholders of the $9.00 price per Pre-Split Share for the Split Transaction, which price was determined by the Board. Based upon prior dealings, The Board asked two companies, American Appraisal Associates and Chaffe, to attend the June 18, 2004 Board meeting to make presentations as to what is involved in the process of valuing a company such as Sterling and to quote a price for these services.

     Upon hearing both presentations, Mr. Frank Patout made a motion, Mr. Peter Guarisco seconded the motion and the Board voted to hire Chaffe and Associates to perform the valuation of Sterling. The Board later determined that it would not have the equipment appraised. The Board based its recommendation on Chaffe's experience and reputation in business valuations, the fee quoted for the engagement and the availability of Chaffe to produce a fairness opinion in the time period required by Sterling. The terms of the engagement are described in more detail below. As part of its investment banking business, Chaffe is continually engaged in the valuation of businesses and the securities issued by these businesses in connection with mergers and acquisitions, fairness opinions, private placements, minority stockholder representations and other purposes.

     On October 15, 2004, Chaffe met with the Board and discussed in general terms the procedures and methodology that it was following in connection with its engagement. Chaffe stated that it was still in the process of analyzing Sterling and the proposed transaction. No written materials were furnished to the Board at that time.

     On November 5, 2004, Chaffe delivered an oral report and work papers to the Board, advising it on a range of value for the consideration to be paid to Sterling shareholders who would otherwise own less than one share after the Reverse Split that would be fair and adequate, from a financial point of view, to the Shareholders of Sterling. At that meeting, Chaffe presented to the Board information on the assumptions made, matters considered and limits to the review undertaken by Chaffe in its analysis, and Chaffe reviewed the valuation methodologies it had considered, all of which are described in the remaining sections of the "Opinion of the Independent Financial Advisor". Material assumptions provided by the Company and used by Chaffe were:

                             -66-
A.  900,000 tons of sugarcane were processed;

          A. The yield of the sugarcane was 10.2 percent for raw yield and 5.5 gallons of molasses/ton of sugarcane. These yields were provided by the Company based on typical historic results;

B.             Sugar was priced on the average of New York
               Board of Trade Futures contracts on sugar, No. 14, as of October, 2004, for contracts: November 2004, January 2005, March 2005, May 2005, and September 2005;

C. Molasses was priced by management based on its expectation of prices in the market;

D. Cost of sales was based on the Company's contractual obligations to compensate its growers for sugar and molasses plus the estimated cost of manufacturing and shipping;

E. A gain of $199,500 was recorded to account for the gain on the sale of the certain property in the First Quarter of 2005;

F.             Oil and gas royalties on wells owned by
               Sterling were projected by the Company to be about $1,000,000;


     Chaffe's range of value was $7.81 to $9.21 per Pre-Split Share. This conclusion was based in part on certain expectations for Sterling's earnings in FY 2005, discussed further below, which expectations were revised and lowered based on the Company's report at that meeting on crop yields for this fiscal year to date. The Board requested that Chaffe consider this new information as part of its deliberations.

     On November 16, 2004, Chaffe delivered revised work papers to the Board, incorporating into its analysis the Company's revised forecast of earnings for FY 2005. At the November 5, 2004, meeting, the Company advised Chaffe that it was sufficiently into the harvesting and grinding season for sugarcane to know that the forecast of earnings previously provided to Chaffe by the Company for FY 2005, would be too high. The original forecast of 900,000 tons of sugar cane for FY 2005 was based on an estimate of crop tonage made prior to the beginning of the grinding season. Such estimates are customarily revised after the beginning of the grinding season when it is then possible to ascertain the quantity of the crop based on actual scale weights available. Since the FY 2005 weights considered by the Board at the November 5, 2004, meeting were actually less than the pre-season grinding estimates, the Board felt that it had no alternative but to revise the financial projections to be used in connection with the Split Transaction valuations to those projections which would be most accurate. Rather than processing the approximate 900,000 tons of sugarcane for FY 2005, that the Company had previously forecasted, the Company revised its forecast to anticipate processing approximately 800,000 tons of sugarcane for FY 2005, resulting in
                             -67-
a reduction of projected net income after taxes. Chaffe revised its range of value for the consideration to be paid to Sterling Shareholders who would otherwise own less than one share after the Reverse Split that would be fair and adequate, from a financial point of view, to the Shareholders of Sterling. Chaffe's revised range of value was $7.81 to $9.01 per Pre-Split Share.

     Also, on November 16, 2004, Chaffe delivered its written opinion, that as of that date, and based upon and subject to the various limitations, qualifications and assumptions stated in the opinion, the $9.00 in cash per Pre-Split Share to be paid by Sterling to Stockholders who would otherwise be left with less than one share of Common Stock after the Reverse Split is fair and adequate, from a financial point of view, to the Stockholders of Sterling. THE FULL TEXT OF THE WRITTEN OPINION OF CHAFFE, DATED NOVEMBER 16, 2004, WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITS ON THE REVIEW UNDERTAKEN, IS ATTACHED TO THIS DOCUMENT AS ANNEX B. STERLING'S STOCKHOLDERS ARE URGED TO READ THE ENTIRE OPINION BEFORE EXECUTING THEIR PROXY. THE WRITTEN OPINION OF CHAFFE, ADDRESSED TO THE BOARD, IS LIMITED ONLY TO THE CONSIDERATION TO BE PAID IN THE PROPOSED SPLIT TRANSACTION AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY STOCKHOLDER AS TO HOW SUCH STOCKHOLDER SHOULD VOTE AT THE ANNUAL MEETING.

     In arriving at its opinion, Chaffe:

     ! Reviewed the draft S.E.C. Schedule 13E-3 related to the Split Transaction;
     ! Reviewed certain publicly-available information concerning the business, financial condition and operations of Sterling which Chaffe believed to be relevant to its inquiry, along with certain internal financial and operating information and forecasts related to Sterling's business, provided by the Company's Management;
     ! Interviewed and discussed the past and current operations, financial condition and prospects of the Company with members of the Company's senior management and discussed the strategic rationale for the Split Transaction with them;
      ! Reviewed the publicly reported prices and trading activity for the Company Common Stock;
      ! Compared the financial performance of the Company and the prices and trading activity of the Company's Common
          Stock with similar publicly available information for certain comparable publicly-traded companies and their securities;
      ! Reviewed the financial terms, to the extent publicly available, of certain comparable business combinations;
      ! Reviewed an independent appraisal of the land value of Sterling as prepared by Logan Babin Real Estate and also conducted an interview with Mr. Logan H. Babin, Jr., C.R.E.;
      ! Reviewed an independent appraisal of the mineral value of Sterling as prepared by Collarini Associates and also
                                  -68-
          conducted an interview with Mr. Dennis Jordan, P.E., President of Collarini Associates;
      ! Reviewed an independent appraisal of the sugarcane owned by Sterling as prepared by Calvin Viator, PhD and Associates, L.L.C.; and
      ! Performed such other analyses and examinations, and considered such other financial, economic and market criteria as Chaffe deemed appropriate to this opinion.

      In connection with its review, Chaffe relied upon and assumed the accuracy and completeness of the historical and projected financial information and all other information publicly available or furnished to it by Sterling or otherwise reviewed by it for purposes of its opinion. Chaffe was not asked to perform and did not undertake an independent verification of any such information, and has not assumed any responsibility or liability for that information. Chaffe did not make an independent evaluation or appraisal of the value of the Company's assets or liabilities, but relied on valuations and appraisals provided to it. With respect to Sterling's forecasted financial results, Chaffe assumed, with Sterling's consent that they were reasonably prepared on bases reflecting Sterling management's best currently available estimates of future financial performance. Chaffe relied on the assurances of Sterling's management that they were not aware of any facts that would render the above information inaccurate, incomplete or misleading. No limitations were imposed by Sterling's Board or management with respect to the investigations made or procedures followed by Chaffe in rendering its opinion.

      Chaffe expressed no view as to, and in its opinion does not address, the relative merits of the transaction as compared to
(i) any alternative business strategy that might exist for Sterling, or (ii) the effect of the Split Transaction with respect to the tax consequences that may arise as a result. Although Chaffe evaluated the consideration to be paid in the Split Transaction from a financial point of view, it was not asked and did not recommend the specific consideration to be paid. Chaffe gave only the range of consideration which it, in its professional opinion, deemed appropriate. While Chaffe rendered its opinion and provided certain financial analysis to Sterling's Board, Chaffe's opinion was only one of the factors taken into consideration by Sterling's Board. The Board independently determined the amount of consideration to be paid in connection with the Split Transaction.

      Sterling's Financial Condition: Chaffe noted the wide variance in Sterling's historical earnings over the past six fiscal years, ranging from a loss of $0.89 per share in FY 2003 to earnings of $0.66 per share in FY 2004. Profitability in FY 2004 was dependent largely on receipt of a disaster relief payment of $1.5 million paid to Sterling by the Commodity Credit Corporation in compensation for certain weather related economic losses in FY 2003. Chaffe noted also that the majority of the Company's earnings are generated by its land holdings, and that its manufacturing operations appear to be operating at a loss or
                             -69-
near breakeven.

     In FY 2003, Sterling's customers began purchasing sugar over a twelve-month cycle rather than a nine-month cycle. This had the effect of increasing Sterling's need for working capital. Chaffe noted that this change combined with recent losses and somewhat higher than average capital expenditures caused Sterling to increase its bank debt. The Company did not pay down its line of credit to a zero balance in FY 2004 as it has typically done in past years and does not expect to do so in FY 2005.

      Management  of Sterling initially provided  Chaffe  with  a forecast of earnings for FY 2005, which assumed that the  Company is  able  to sell its current allotment of sugar under  the  2002
Farm Bill in full.

     The material assumptions underlying the projection were:
     !  900,000 tons of sugarcane were processed;
     !  The yield of the sugarcane was 10.2% for raw yield and
        5.5 gallons of molasses/ton of s sugarcane. These yields were provided by Management based on typical historic results;
     ! Sugar was priced on the average of New York Board of Trade futures contracts on sugar #14 as of October, 2004 for contracts: November 2004, January 2005, March 2005, May 2005 and September 2005;
     ! Molasses was priced by Management based on its expectation of prices in the market;
     ! Cost of sales was based on the Company's contractual obligations to compensate its growers for sugar and molasses plus the estimated costs of manufacture and shipping;
     ! A gain of $199,500 was recorded to account for the gain on the sale the certain property in the First Quarter of 2005;
     ! Oil and gas royalties on wells owned by Sterling were projected by Management to be $1.0 million.

       Given these assumptions, net income after taxes was projected to be $1.4 million.

   Chaffe  noted  that Sterling's initial forecast  for  FY  2005 projected its earnings from agriculture and manufacturing near the high end of its earnings from those sources over the past six years. Chaffe noted also the difficult regulatory and economic environment for the sugar industry, which adds an additional element of risk in Sterling achieving results on an ongoing basis similar to those initially projected for FY 2005.

      Chaffe further noted that the Company's oil and gas revenue is derived primarily from one well, which was recently re-
completed. Based on the history of that well, the Company anticipates that production from that well will decrease sharply during FY 2005, reducing earnings from that source in the future.

       At the November 5, 2004 Board Meeting, Management reported
                               -70-
the initial results of the 2004/2005 harvest showing a lower than expected sugarcane crop. Management of Sterling revised its forecast for FY 2005 to assume a reduction in sugarcane processing. The material assumptions underlying the projection were the same as Sterling's initial forecast except that the tonnage of sugarcane processed was reduced to 800,000 tons. Sterling's revised forecast of FY 2005 net income after tax was $382,471, still including a $199,500 gain on sale of property and $1.0 million in royalties from oil and gas wells. Chaffe noted that the Company's oil and gas revenue is derived primarily from one well, which was recently re-completed. Based on the history of that well, the Company anticipates that production from that well will decrease sharply during FY 2005, reducing future earnings from that source.

      Finally, Chaffe noted that Sterling has cash in excess of its normal level. Management estimated that the Company is holding "excess" cash of approximately $1.5 million. Chaffe considered this "excess" cash to be a "non-operating asset", to be added to the equity value found for the operating company in order to determine the value of the total company.

      Valuation Analysis: In preparing its opinion, Chaffe performed a variety of financial and comparative analyses, including those described below. The following is a summary of the material analyses performed by Chaffe, but is not a complete description of all of the analyses underlying Chaffe's opinion. The summary includes information presented in a tabular format. In order to fully understand the financial analyses, these tables must be read together with the accompanying text. The tables alone do not constitute a complete description of the financial analyses. The presentation of a fairness opinion is a complex process involving subjective judgments as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. The process, therefore, is not necessarily susceptible to a partial analysis or summary description. Chaffe believes that its analyses must be considered as a whole and that selecting parts of the summary without considering all of its analyses, or attempting to ascribe relative weights to some or all such factors and analyses, could create an incomplete or misleading view of the processes underlying its analyses and the opinion.

      In performing its analyses, Chaffe also made numerous assumptions with respect to industry performance, business and economic conditions and various other matters, many of which cannot be predicted and are beyond the control of Sterling. Chaffe prepared its analyses solely for purposes of rendering its opinion and provided such analyses to Sterling. The analyses performed by Chaffe are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses. Estimates on the values of companies do not necessarily reflect the prices at which companies or their securities may actually be sold. Such estimates are inherently subject to uncertainty and actual values may be materially different.
                              -71-
      Chaffe performed a valuation analysis of Sterling using the following methodologies: comparable company trading analysis, discount cash flow analysis, leverage buyout analysis, precedent transaction analysis and liquidation/break-up analysis. Each of these analyses was used to generate a reference for the equity value of Sterling's operations. These valuation indications were then adjusted to add the value of the "non-operating" assets, in order to derive a value for the total company. Chaffe also considered Sterling's recent stock market performance relative to the Purchase Price. The valuation methodologies that Chaffe found material to its analysis are described below.

      Comparable Companies Analysis: Using publicly available information, Chaffe reviewed and compared the market values and trading multiples of Sterling and a composite of selected peer companies meant to approximate the business of Sterling. This methodology was meant to provide a market valuation based on the common stock trading multiples of the selected comparable companies, which Chaffe referred to as the "Guideline Companies".

      Chaffe noted that there is no publicly traded company of which it is aware that is identical to Sterling in its asset mix and operations. Therefore, Chaffe developed a composite of peer groups meant to be comparable to Sterling's manufacturing and land operations, which jointly were representative of the Company. The analysis of comparable public companies necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies reviewed and other factors that would affect the market values of comparable companies. Chaffe analyzed the Company as if it were two separate entities, manufacturing operations and land holding; and compared information for the separate entities as of July 31, 2004, and the median data for each group of Guideline Companies as of the most recent period available for each comparable company.

      Chaffe chose Imperial Sugar Co. as the sole Guideline Company for comparison to Sterling's manufacturing operations. Imperial Sugar Co. was considered generally similar to the manufacturing operations of Sterling because of its industry, although Imperial Sugar Co. processes sugar from both beets and sugarcane. Chaffe developed two groups of Guideline Companies generally comparable to Sterling's land operations. The first group, consisting of ALICO, Inc., ML Macadamia Orchards, L.P. and Scheid Vineyards, Inc. (Class A), derive revenue largely through their agricultural operations, although each holds some land with development potential. The second group consists of publicly traded real estate limited partnerships ("RELPs"), including Inland Capital Fund, Inland Land Appreciation Fund I, L.P., and Inland Land Appreciation Fund II, L.P., which generally hold undeveloped land. These RELPs are thinly traded, as is Sterling. All Guideline Companies are significantly larger than Sterling. The tables below list the comparative data for Sterling's manufacturing and land sectors, and the Guideline Companies.


                                -72-

                              Sterling            Imperial
                              Manufacturing       Sugar Co.
                              -------------      -----------
Total Assets (000)            $26,282             $382,956
Leverage Ratio                31.70%              6.34%
Current Ratio                 1.92x               2.23x
Return on Sales               (2.40%)             2.05%
Return on Assets              (1.85%)             6.29%
Return on Equity              (5.91%)             16.01%
1-Year Growth in Earnings     N/A                 (88.02%)
4-Year Growth in Earnings     N/A                 NM
Dividend Payout Ratio         0.0%                0.0%

                                                  Guideline Land
                              Sterling            Companies
                              Land                Median
                              --------            --------------
Total Assets (000)            $9,911              $63,819
Leverage Ratio                52.33%              25.55%
Current Ratio                 0.31x               3.81x
Return on Sales               41.06%              11.29%
Return on Assets              10.86%              5.57%
Return on Equity              32.45%              8.71%
1-Year Growth in Earnings     N/A                 45.84%
4-Year Growth in Earnings     N/A                 32.71%
Dividend Payout Ratio         0.0%                17.72%

                                                  Guideline
                              Sterling            RELPs
                              Land                Median
                              --------            ---------
Net Asset Value/(000)         $2,878              $26,743
Distribution Payout           0.0%                0.0%

       For the first two peer groups, Chaffe reviewed the appropriate market values as a multiple of, among other things, last 12 months ("LTM")earnings, LTM cash flow after tax, book value, LTM earnings before interest, taxes, depreciation and amortization ("EBITDA") and LTM revenues of the Guideline Companies. No earnings estimates were available for the Guideline Companies. All multiples were based on closing prices on November 1, 2004.

                                        Guideline
                                        Land Companies
                                        Median
                                        --------------
Price to LTM Earnings                   14.89x
Price to LTM Cash Flow After Tax        11.55x
Price to Book Value                     0.90x
Market Capitalization to EBITDA         8.70x
Market Capitalization to Revenue        2.22x

      Chaffe reviewed the appropriate market values of the RELPs as a multiple of, among other things, the discount or premium to
                                -73-
net asset value ("NAV") and distribution yield. All multiples were based on closing prices on November 1, 2004.

                                        RELPs
                                        Median
                                        -------
(Discount) Premium to NAV               (19.53%)
Distribution Yield                      0.0%

     Chaffe then applied a range of selected multiples implied by the Guideline Companies to Sterling's estimated LTM earnings, LTM cash flow after tax, book value, LTM EBITDA and LTM revenue for its manufacturing and land operations, respectively. Chaffe also applied these multiples to Sterling's projected earnings for FY 2005, projected cash flow after tax for FY 2005, projected EBITDA for FY 2005 and projected revenue for FY 2005, for Sterling's manufacturing and land operations, respectively. Because Sterling is smaller in financial terms, capabilities and market penetration than the Guideline Companies, Chaffe applied a discount of 20% to the value indicated by comparison to Imperial Sugar Co., and a discount of 10% to the values indicated by comparison to the Guideline Land Companies and Guideline RELPs. As evidence of the applicability of these discounts, Chaffe noted that in MergerStat's review of acquisitions for 2003, the median price to earnings ratio paid for companies valued at $25 million or less were 28% less than those paid for companies valued at more than $100 million. Chaffe used a smaller discount for the Guideline land companies and RELPs than for Imperial Sugar Co. because of the relatively smaller difference in size when compared to Sterling. Chaffe then added the value of the "non-operating" assets held by Sterling. This analysis resulted in the following implied per share median equity indication for the Company, as compared to the Purchase Price:

                                        Implied Median Equity
Composite 1:                            Value for Sterling
-------------------------------------------------------------
Peer Value (Manufacturing)                   $2.16
Peer Value (Land Companies)                  $5.60
Composite Peer Value                         $7.76
Non-Operating Assets                         $0.61
Value Per Share Indicated                    $8.37

     Implied Median Equity
Composite 2:                            Value for Sterling
-----------------------------------------------------------
Peer Value (Manufacturing)                   $2.16
Peer Value (RELPs)                           $6.61
Composite Peer Value                         $8.77
Non-Operating Assets                         $0.61
Value Per Share Indicated                    $9.38

Purchase Price                               $9.00

      Chaffe determined that the Purchase Price is within the range of values implied by comparison to the two composites of
                             -74-
selected comparable companies.

     Discounted Cash Flow Analysis: Chaffe derived implied equity value indications for Sterling by determining the net present value of after-tax cash flows. Chaffe developed a four-year discounted cash flow analysis on the after-tax free cash flows of the Company for the FYs 2005 through 2008 based on the Company's revised forecast of FY 2005 earnings and the Company's initial forecast for FY 2005 earnings as a proxy for FY 2006, except that FY 2006 cash flow was adjusted for the lower level of revenue anticipated from mineral royalties. The cash flows for FYs 2007 and 2008 were projected to grow by 2.0% per annum, in line with an estimated rate of inflation. The estimated terminal value for the Company was calculated by capitalizing the sustainable free cash flow in FY 2008 at the appropriate discount rate.

      Chaffe considered two discount rates in its discounted cash flow analysis. The first rate, 9.53%, represented Sterling's cost of capital as calculated by the capital asset pricing model (ordinary least squares method) ("CAPM") on a leveraged basis. The second rate, 14.49%, is based on the industry in which the Company operates, adjusted for the small size of Sterling compared to the industry. The cash flows and terminal values were then discounted to present value using the selected discount rates, and the value of the "non-operating" assets held by Sterling was then added to the indicated figures. This analysis resulted in the following implied per share equity value indications for the Company, as compared to the Purchase Price.

                                   Implied Equity Values
                                       for Sterling
                                   ---------------------
9.53% Discount Rate                     $10.48
Non-Operating Assets                    $ 0.61
Value Per Share Indication              $11.09

14.49% Discount Rate                    $6.23
Non-Operating Assets                    $0.61
Value Per Share Indication              $6.84

Purchase Price                          $9.00

     Chaffe noted that because Sterling's stock is thinly traded, the direct market analysis of Sterling's cost of capital utilizing  a  CAPM does not provide a reliable  estimate  of  the
Company's cost of capital or an appropriate discount rate for this analysis. Chaffe noted also the uncertainty of Sterling being able to earn the after-tax free cash flow projected in this model on an on-going basis. Chaffe believed that it was inappropriate to, and therefore did not, rely on this quantitative result. Chaffe believed that the discount rate developed by comparison to Sterling's industry was more representative of a market-based rate of return. Chaffe noted that this value indication is substantially less than the Purchase Price.

                              -75-
     Breakup/Liquidation Analysis: In addition to considering the Company as a going concern, Chaffe calculated the net value of the Company's assets that may be available to shareholders upon a liquidation of the Company, as a way to derive an implied equity value. Chaffe performed a breakup/liquidation analysis based on recent appraisals of the Company's land, buildings, minerals and crops. In addition, Chaffe assumed a writedown of some of the Company's equipment to an estimated market value, based on information provided by Company management. The analysis was based on an assessment of balance sheet assets, net of liabilities of the Company, and assumed certain transaction costs such as legal, brokerage fees or other miscellaneous winding up expenses. Chaffe also assumed that Sterling would pay tax on the gain from sale of its assets at its approximate historical rate of 37%. This analysis resulted in the following implied per share equity value indication for the Company, as compared to the Purchase Price:

                                   Implied Equity Value
                                      for Sterling
                                   --------------------

Breakup Value                           $7.21
Non-Operating Costs                     $0.61
Value Per Share Indication              $7.82

Purchase Price                          $9.00

      This analysis demonstrates that a breakup/liquidation value indication is less than the Purchase Price. Chaffe noted that the minority shareholders of the Company are not in a position to force the liquidation of Sterling.

      Premiums Analysis: Chaffe analyzed a summary of the various premiums paid in merger and acquisition transactions completed during the second quarter of 2004 as reported in MergerStat Review Second Quarter 2004. The analysis by MergerStat included 70 domestic transactions for this period, and indicated a median merger and acquisition premium (calculated on the same five day pre-announcement basis) of 24.2%. The sample provided a range of -57.6% to 205.3%. Chaffe then compared the premiums paid in these transactions to Sterling's average stock price in the Second Quarter of 2004, and against the Company's stock price on November 1, 2004. Chaffe determined that the Purchase Price represented a 44% premium over Sterling's $6.50 per share average stock price in the Second Quarter of 2004 and a 37.4% premium over the Company's stock price on November 1, 2004.

      Additionally, Chaffe compared the Purchase Price to the closing price of Sterling's Common Stock on November 1, 2004, as well as to the Company's 52 week high and low stock values for the year ending November 1, 2004, and provided the following analysis:



                              -76-
                                        Price Per Offer Price
                                        Share          Premium
                                        -----------------------
Merger Consideration per Share          $9.00          0.0%
Market price at closing 11/1/04         $6.55          37.4%
Premium over 52 week high               $8.00          12.5%
Premium over 52 week low                $6.00          50.0%

       Chaffe noted that the Purchase Price represented a significant premium over Sterling's November 1, 2004 stock price and its 52 week high and low stock prices. It also represented a larger premium than the median premium indicated by the MergerStat analysis. Although the premiums to Sterling's historical price per share and to the MergerStat analysis do not imply fairness on their own, they do suggest fairness.

     Chaffe's opinion is based on financial, economic, market and other conditions as they existed and could be evaluated as of the date of the opinion. Subsequent developments may affect the written opinion dated November 16, 2004. Chaffe does not have an obligation to update, revise or reaffirm the opinion.

     For conducting its analyses and rendering its Split Opinion, Sterling paid Chaffe professional fees in the amount of $30,000. Sterling has also agreed to reimburse Chaffe for direct expenses related to its services, such reimbursement estimated at $760.00. In addition, Sterling has agreed to indemnify Chaffe and related persons against liabilities, including liabilities under the federal and state securities laws, arising out of this engagement.
      Further, Chaffe will be compensated on an hourly basis for any additional work related to the Company's responses to or further communication with the SEC.

      Neither Chaffe nor any of its principal officers or shareholders have an ownership interest in Sterling. Sterling and Sterling's affiliates have had prior relationships with Chaffe. In 1996, Sterling hired Chaffe to advise it on the potential for going private. At least one Board Member, Mr. Bernard E. Boudreaux, Jr., a holder of 1,000 Pre-Split Shares, serves as a Member of the Board of Directors of another publicly traded company by which Chaffe has been employed.

Land and Mineral Appraisals

      In an effort to determine the value of the Company, the Board engaged Logan Babin Real Estate ("Babin") to perform an independent appraisal of the value of the surface rights to the land owned by Sterling, Collarini Associates ("Collarini") to perform an independent appraisal of the value of the Company's mineral interests and Calvin Viator, PhD and Associates, L.L.C. ("Viator") to perform an independent appraisal of the sugarcane owned by Sterling. Each of these appraisers was selected by the Board from a pool of potential qualified appraisers, based on the appraiser's relative qualifications and availability.

                              -77-
      Appraisal of the Surface Rights. This section contains a summary of the Babin Appraisal. It includes the procedures followed, the findings and recommendations of Babin, as well as the basis for and methods of arriving at the findings and recommendations. Babin was directly engaged by Chaffe, and no instructions or limitations were provided by Sterling to Babin. Babin provides real estate valuation and consultation services to government agencies, private and public corporations, law firms, and financial institutions. In approving selecting Babin as the land appraiser, the Board considered Babin's extensive Gulf South regional experience and reputation in the community.

      In preparing its appraisal, Babin inspected Sterling's property and researched comparable sales and market information.
Babin considered the three customary approaches to value: cost, sales comparison and income capitalization.

      The Cost Approach was used in the valuation of certain improvements on the subject property. Certain areas of the subject property involving buildings and property leases (not agricultural leases) were valued using the income approach. The sales comparison approach was used in the valuation of the subject property.

     Babin considered the highest and best use of most of the St. Mary Parish property to be agricultural farmland, while the woods and swamp have a highest and best use of accessory use. Several of the sites had a highest and best use of single family residential tracts. The Sterling factory site had a highest and best use of commercial/industrial waterfront. The Iberia Parish property had a highest and best use of agricultural, while the Port of Iberia had a highest and best use for industrial use. Sufficient land sales were available for Babin to conduct its sales comparison, and after analyzing seven (7) comparable agricultural plantation sales, nine (9) industrial/commercial sales and thirteen (13) wooded swampland sales, Babin concluded Sterling's surface rights have an estimated market value of approximately $22,787,608.

      The agricultural use property was valued at $1,100.00 per acre; the residential property was valued at $25,000.00 per acre for waterfront tracts and $10,000 per acre for all other tracts; the industrial/commercial property was valued at $5,000.00 per acre for the industrial property near the Port of Iberia and $10,000 per acre for the parcels in Calumet and the factory site; the woods and swampland were valued at $300.00 per acre.

      A  copy of the Babin Appraisal is attached hereto as  Annex
"E".   Also attached as Annex E and set forth below is a  tabular summary of the comparable properties used by Babin in the Babin appraisal.





                                  -78-
                      STERLING SUGARS, INC.
           SUMMARY OF INFORMATION ON COMPARABLE SALES
      IN ST. MARY, IBERIA, LAFOURCHE & ST. LANDRY PARISHES
             FROM LOGAN BABIN REAL ESTATE APPRAISAL


    AGRICULTURAL PLANTATION SALES

  SALE    TRANSACTION    ACREAGE         PRICE      PRICE PER
             DATE                                     ACRE
-------------------------------------------------------------
1          01/20/04       3,352        $4,107,885   $1,225.50
2          09/30/03       3,232        $9,500,000   $2,939.36
3          03/02/00       2,250        $1,400,000   $   622.22
4          06/10/99       4,113        $5,100,000   $ 1,239.97
5          12/08/98      10,121        $4,650,000   $   469.41
6          01/  /97       8,751        $6,500,000   $   742.77
7 (6)      06/18/96       3,847        $3,250,000   $   844.81
8 (7)      04/12/96   2,406.018        $3,500,000   $ 1,454.69

    RESIDENTIAL SALES

  SALE   TRANSACTION      ACREAGE      PRICE      PRICE PER
             DATE                                    ACRE
-----------------------------------------------------------
1          11/16/00       37,510 SF    $32,000      0.85/SF
2          11/16/00       75,020 SF    $64,000      0.85/SF
3          11/29/00       37,550 SF    $31,940      0.85/SF
4          10/22/01       3.507        $43,084      $12,285
5          03/15/02       3.662        $45,775      $12,500
6          03/15/04       3.812        $49,556      $13,000
7          PENDING        8.0         $200,000      $25,000

    INDUSTRIAL/COMMERCIAL SALES

  SALE   TRANSACTION    ACREAGE         PRICE      PRICE PER
             DATE                                    ACRE
------------------------------------------------------------
1          06/26/98       170.13      1,020,780     $ 6,000
2          06/12/97       46.91        $418,000     $ 8,910.68
3          04/24/02       10           $250,000     $25,000
4          04/24/02       10           $250,000     $25,000
5          02/23/01       10.055       $360,000     $35,803.08
6          11/  /00      52          $1,141,316  $21,948.39
7          12/08/98       222.17     $1,800,000   $8,101.90
8          03/16/98       16.5221      $310,000     $18,762.75
9          10/23/96       13.503       $210,000     $15,552.10

    WOODED/SWAMP/MARSH SALES

  SALE    TRANSACTION    ACREAGE       PRICE      PRICE PER
             DATE                                   ACRE
------------------------------------------------------------
1          11/08/96       190.129      $175,600       $923.58
2          01/22/97       74.526       $103,448     $1,388.06
3          02/18/97       131.866      $246,985     $1,873
                               -79-
4          04/16/97       195.882      $180,000       $918.87
5          12/20/00       151.19       $122,476.
                          (23.44
                          acres cane
                          land)
6          04/17/01       141.53       $114,945.50
                          (22.09
                          acres cane
                          land)
7          08/27/01       141.93       $118,165.50
                          (23.60
                          acres cane
                          land)
8          02/06/02       144.40       $119,015.50
                          (21.95
                          acres cane
                          land plus
                          access
                          road)
9          08/28/02       196.37       $119,925.50
                          (10.87
                          acres cane
                          land +
                          185.5 low)
10         07/  /03       337.062      $222,583.50     37.81 @$2,500
                          (37.81 high
                          land + 60'                  299.252 @$500
                          servitude,
                          299.252
                          low)
11         06/23/92       7,068       $1,696,340           $240
12         09/25/92       4,618       $1,130,624           $244.93
13         11/12/02       2,704       $1,300,000           $480.77


 See page 36 through page 47 of the Babin Appraisal for more detailed information on the comparable properties. See page 48 through page 68 for more detailed information on how Babin derived the market value from the comparable properties. The full Babin Appraisal, which includes photographs and maps of Sterling's property, is available for inspection and copying at the principal executive offices of Sterling during regular business hours. See "AVAILABLE INFORMATION" below.

     Appraisal of the Mineral Interests. Collarini also has extensive experience in the Gulf South area, more particularly, with Louisiana, Texas and offshore oil and gas exploration, development, exploitation, and production. Its appraisal division has served may of the area's largest exploration companies, as well as smaller independents.

     Sterling owns royalty interests in three properties in St. Mary Parish. Collarini tabulated the production shown on these stubs and compared this to data from the Louisiana Department of Natural Resources. The latest available monthly revenue totaled $125,610. Production rates and revenue have been changing as
                               -80-
wells have been reworked and product prices have risen.
     Collarini examined the production data on each of these wells and estimated remaining reserves. It then used Nymex futures prices, as of the close of the day October 7, 2004, to project future cash flow from each well. Based on information from the Society of Petroleum Evaluation Engineers (SPEE), the fair market value for proved producing reserves has historically been approximately 90% of the net present value, discounted at 15% annually. In recent times, however, royalty interests have commanded a premium price. Therefore Collarini based its estimates of fair market value on 95% of the net present value, discounted at 12% annually. Based on the above, Collarini estimates the fair market value of the producing properties as of October 1, 2004, to be $2,228,000.

     Sterling owns an interest in two wells and one three-well unit. Collarini estimates the fair market value of Sterling's
3.186% royalty interest to be approximately $2,032,000.

     The Sterling Sugars #1, located in the Patterson Field  in
St. Mary Parish, is operated by Zinke & Trumbo. Sterling's 20% royalty interest is estimated to have a fair market value of approximately $173,000.

     The total fair market value of these three Sterling properties is estimated to be $2,228,000. This value is based only on the currently producing zones. No data was available to evaluate additional value in these wells or for future wells in which Sterling may own an interest.

     A copy of Collarini's appraisal is attached hereto as Annex
"E", and is available for inspection and copying at the principal executive offices of Sterling. See "AVAILABLE INFORMATION" below.

     Appraisal of Sugarcane. Viator, an agricultural consultant, reviewed agricultural leases on properties owned by Sterling. In determining the value of the sugarcane crop, Viator considered the cost of planting, yield potential and the current economic conditions in the sugar industry. Viator estimated Sterling's sugarcane acreage to have a value of $2,105,910. The per acre values were estimated as follows:

     Plant Cane          $450/acre
     First Stubble       $300/acre
     Second Stubble      $150/acre
     Third Stubble       $ 75/acre

     Appraisers. Neither Sterling nor any of its management-related Stockholders has or during the preceding two (2) years has had any material ongoing relations with Babin, Collarini or Viator. Babin was paid $23, 000 for the appraisal of the real estate. Collarini was paid $1,675 for the appraisal of the mineral interests. Viator studies and maintains valuation information on sugar crops in the field for various agricultural interests, provided this information on a courtesy basis to the
                              -81-
Company and was not compensated by Sterling nor any of its management-related Stockholders for the appraisal of the sugarcane.

Certain Effects of the Split Transaction

     The Split Transaction constitutes a "going private" transaction under the U.S. Securities laws. Following the Split Transaction, the Company expects that its Common Stock will no longer be publicly traded or quoted on the OTC, that the Company will no longer be required to file periodic and other reports with the SEC, and that the Company will formally terminate its reporting obligations under the 1934 Act.

Vote Required

     Approval of the Split Transaction requires a vote in favor of the Split Transaction of at least a majority of the voting power present, either in person or by proxy, at the Annual Meeting. Since a proportionately small number of shares will be cashed out in the Split Transaction, the Louisiana Business Combination statute is not triggered and, the proposed amendment does not require the affirmative vote of two-thirds of the unaffiliated Stockholders. You are entitled to one vote per share of Common Stock held as of the Record Date. Abstentions will have the effect of a vote against the approval of the amendment, while non-votes will not affect the outcome. As of the Record Date, the Company had 2,500,000 shares of Common Stock issue and outstanding. Sterling's affiliate, Patout, owns and/or represents approximately 63% of the Company's Common Stock outstanding as of the Record Date. Since representatives of the Board holding greater than a majority of the Company's stock have voted to submit the Split Transaction to a vote of the Stockholders, there is a likelihood that the requisite Stockholder approval will be obtained.

Board's Reservation of Rights

     The Board retains the right to abandon (and not implement) the Split Transaction (even after approval thereof) if it determines subsequently that the Split Transaction is not then in the best interests of Sterling and its Stockholders. The Board also reserves the right to delay the Split Transaction if there is litigation pending regarding the Split Transaction. If the Split Transaction is not approved, or, if approved, is not implemented, the proposed deregistration of Sterling's Common Stock will not be implemented.

Effective Date

     The Effective Date of the Split Transaction will occur when the Secretary of State of Louisiana accepts for filing the amendments to the Articles of Incorporation of Sterling, as amended.


                                -82-
Exchange of Certificates and Payment of Certain Fractional Shares


     It is currently anticipated that the Company will serve as its own exchange agent to receive stock certificates of Sterling and to send cash payments to the Stockholders entitled to receive them. Promptly after the Effective Date, the exchange agent will mail to each holder of record a letter of transmittal (which shall contain a certification as to the number of shares held and such other matters as Sterling may determine and shall specify that delivery shall be effected, and risk of loss and title to the certificates shall pass, only upon delivery of the certificates to the exchange agent) and instructions to effect the surrender of the certificates in exchange for a new certificate and a cash payment, if any, payable with respect to such certificates. Upon surrender of a certificate for cancellation to the exchange agent, together with such letter of transmittal, duly completed and executed and containing the certification of the number of shares held, and such other customary documents as may be required pursuant to such instructions, the holder of such certificate will receive a new certificate or a cash payment payable with respect to the shares formerly represented by such certificate and the certificate so surrendered shall be canceled. No interest will accrue on the cash consideration after the Effective Date. In the event of a transfer of ownership of shares which is not registered in the share transfer records of Sterling, the cash payment, if any, payable in respect of such shares may be paid or issued to the transferee if the certificate representing such shares is presented to the exchange agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid.

     Stockholders' Right to Aggregate Shares

     Stockholders who own greater than 2,000 shares in separate accounts, whether held of record, in street name or both, may aggregate their shares according to the following rules:

     (1)  In accordance with the definition of "affiliate" under section 12b-2 of the Securities Exchange Act of 1934, an "affiliate" of, or a person "affiliated" with, a Stockholder is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Stockholder; or

      2) In accordance with the constructive ownership of stock rules under section 318 of the Internal Revenue Code and the regulations promulgated thereunder, a Stockholder may aggregate the shares owned by certain members of his family or entities in which such Stockholder owns an interest.

     If either Sterling or such Stockholder can establish that he in fact holds greater than 2,000 shares, such Stockholder will be
                                -83-
issued one (1) share of stock for each 2,000 shares owned in the aggregate. Otherwise, Sterling will presume that all of the shares are held by a holder of fewer than 2,000 shares and were, therefore, converted into the right to receive $9.00 per Pre-Split Share.

YOU SHOULD NOT SEND YOUR STOCK CERTIFICATES NOW.  YOU SHOULD SEND
THEM  ONLY  AFTER  YOU RECEIVE A LETTER OF TRANSMITTAL  FROM  THE
EXCHANGE AGENT.  LETTERS OF TRANSMITTAL WILL BE MAILED SOON AFTER
THE SPLIT TRANSACTION IS COMPLETED.

Regulatory Approvals

       Sterling is not aware of any material governmental or regulatory approval required for completion of the transaction, other than compliance with the relevant federal and state securities laws and the corporate laws of Louisiana.

Appraisal Rights

      No appraisal rights are available under the Louisiana General Corporation Law to Stockholders who dissent from the Split Transaction. There may exist other rights or actions under state law for Stockholders who are aggrieved by reverse stock splits generally. Although the nature and extent of such rights or actions are uncertain and may vary depending upon facts or circumstances, Stockholder challenges to corporate action in general are related to the fiduciary responsibilities of corporate officers and directors and to the fairness of corporate transactions.

      For example, Stockholders could, if they deemed such to be applicable, take appropriate legal action against Sterling and its Board, and claim that the transaction was unfair to the unaffiliated Stockholders, and/or that there was no justifiable or reasonable business purpose for the Split Transaction. Sterling is not aware of any other right or relief that may be available to Stockholders in law or in equity.

Information  and  Security Ownership of  Management  and  Certain
Beneficial Owners

       Beneficial  Owners  of  More  Than  5%  of  the  Company's
Outstanding Stock

      See  "ELECTION OF DIRECTORS-Voting Securities and Principal
Holding Thereof".

                  SUMMARY FINANCIAL INFORMATION

Summary Historical and Pro Forma Financial Information

      The following summary of historical and pro forma financial data was derived from Sterling's audited financial statements as of and for the fiscal year ended July 31, 2004, adjusted to give effect to the cash payments anticipated to be made in connection
                               -84-
with the Split Transaction. This financial information is only a summary and should be read in conjunction with the financial statements of Sterling, including the notes thereto, and other financial information contained in Sterling's Annual Report on Form 10-K for the year 2005, which information is incorporated by reference in this proxy statement. The complete financial statements, together with a copy of Management's Discussion and Analysis of Financial Conditions and Results of Operation for fiscal year 2004 are attached hereto as Annex D.

      The pro forma financial statements give effect to the Split Transaction as if it had occurred on or before July 31, 2004, and are based on the assumption that an aggregate of approximately 103,872 shares will result in fractional shares and will be purchased by Sterling for approximately $934,849 with approximately $190,000 of costs incurred. This $190,000 of costs will reduce income for the year and is reflected on the pro forma income statement for July 31, 2004. The $934,849 for cash in lieu of fractional shares will not affect net income, but will be accounted for as a reduction in cash and a corresponding reduction in shareholders' equity as reflected in the pro forma balance sheet for July 31, 2004. The $190,000 of costs similarly reduces cash and shareholders' equity on the pro forma balance sheet for July 31, 2004, so that the total reduction in cash and shareholders' equity as a result of the Split Transaction is shown to equal $1,124,849. The pro forma information set forth below is not necessarily indicative of what Sterling's actual financial position would have been had the Split Transaction been consummated as of the above-referenced date or of the financial position that may be reported by Sterling in the future.

Condensed Statements of Operations Data

              YEAR ENDED   YEAR ENDED    PROFORMA     PROFORMA
               JULY 31,     JULY 31,     REVERSE      JULY 31,
                 2003         2004     STOCK SPLIT      2004
----------------------------------------------------------------
Gross Revenue 41,521,770    37,016,357                37,016,357
Net Income    (2,234,283)    1,638,202    (190,000)    1,448,202
Earnings
 per Share         (0.89)         0.65      (0.08)*       0.60**

 * Based upon the $190,000 in expenses only being a charge against income and the equivalent of 2,396,128 shares outstanding post-split.
** Based on the equivalent of 2,396,128 shares outstanding post-split.

Condensed Balance Sheet Data

              YEAR ENDED   YEAR ENDED    PROFORMA     PROFORMA
               JULY 31,     JULY 31,     REVERSE      JULY 31,
                 2003         2004     STOCK SPLIT      2004
----------------------------------------------------------------
Current Assets  4,826,367   11,866,740  (1,124,849)   10,741,891
Other Assets   24,928,615   25,890,109                25,890,109
                              -85-
TOTAL ASSETS   30,440,865   37,756,859                36,632,000


Current
 Liabilities    8,476,789   13,826,547                 5,970,109
Other
 Liabilities   30,440,865   37,756,849                36,632,000
Shareholder
 Equity        16,321,991   17,960,193    (934,849)   17,025,344
TOTAL
 LIABILITIES
 AND
 SHAREHOLDER
 EQUITY        30,440,865   37,756,849                36,822,000
Book Value
 Per Share          12.18        15.10                     14.73
Ratio of
 Earnings to
 Fixed Charges      (0.59)*        2.45**

*  Net  Income  of  ($2,234,283) Interest and  Loan  Expenses  of
   $396,832.
** Net  Income  of  $1,638,202 Interest  and  Loan  Expenses  of
   $668,577.

                      ELECTION OF DIRECTORS


      In  accordance with the Company's by-laws, seven  directors are  to be  elected at the annual meeting to serve a term of  one year from the date of the Annual Meeting or until their successors are elected and qualified. The election of directors shall be determined by a majority of the votes actually cast, and the abstention or failure of any stockholder to vote will not affect
this determination.  Each shareholder is entitled  to  one   vote
per  share.   The  Board  of  Directors recommends  a  vote for all
the director nominees listed below. Unless you specify otherwise, proxy holders will vote for election of the management nominees named below. Should any of the nominees become unavailable for election, which is not anticipated, proxy holders may, in their discretion, vote for other nominees recommended by the Board.

      The  following  table lists the nominees  for  election  as director.
                                                       First
                                                       Elected
Name                                    Age            Director
----------------------------------------------------------------
Bernard E. Boudreaux, Jr.               67             1996

Peter V. Guarisco  (1)                  76             1986

Victor Guarisco, II  (1)                40             1992

James R. Keys  (3)                      63             2003

                              -86-
Frank William Patout  (3)               64             2003

Robert B. Patout  (2)(3)                63             2003
William S. Patout, III  (2)(3)(4)       72             2003

     (1)  Peter V. Guarisco is the father of Victor Guarisco, II.
     (2) William S. Patout, III and Robert B. Patout are brothers.
      (3) James R. Keys, Frank William Patout, Robert B. Patout and William S. Patout, III are related.
      (4) William S. Patout, III is the father of Rivers Patout, an executive officer of the Company.

Business Experience of Directors

      The following paragraphs describe all Company offices held by nominees and their principal occupations for the last five years.

          Bernard  E.  Boudreaux, Jr., is Chairman  of  the
          Board and General Counsel of the Company and has served in those positions since May, 1996, and January, 1982, respectively. Mr. Boudreaux served as District Attorney for the 16th Judicial District of Louisiana from the period August, 1981, to January, 2000. He also served as Executive Counsel to the Governor of the State of Louisiana for the period January, 2000, to
          January, 2004. Commencing on January 1, 2004, he became Of Counsel to the law firm of Breazeale, Sachse & Wilson, L.L.P., which has served as counsel to the Company in this matter.

          Peter G. Guarisco is Chairman of the Board (1972-
          2005), formerly President (1982-1997) of Hellenic, Inc., a closely-held company with interests in real estate, oil and gas, security investment, construction, wholesale and retail fuel sales (Exxon Mobil distributor) in and around the area of Morgan City, Louisiana.

          Victor Guarisco is Director and President  (l984-
          2005) of Cottonwood, Inc., a closely-held company with interests in commercial and residential real estate development and property management in and around the area of Morgan City, Louisiana.

          James R. Keys, prior to his retirement in October of 1996, was Executive Director of State Government
          Operations for Tenneco, Inc.

          Frank William Patout is a Texas architect working, since October of 1995, in commercial and medical real estate development in Houston, Texas, for Medistar
          Corporation.


                                  -87-
Directors' Compensation

      Directors receive an attendance fee of $500 per meeting and
reimbursement  for  travel  and  related  expenses  incurred   in
attending board and committee meetings.

Board Compensation Committee Report on Executive Compensation

      The Board of Directors does not have a compensation committee and executive compensation determinations are made by the entire Board. Mr. Rivers Patout's compensation is based on his performance and the overall profitability of the Company, as well as the Board's forecasted future performance as determined in the best judgment of the Board. Mr. Patout's compensation is not directly tied to one specific factor such as an increase in the price of the Company's stock, return on equity or net profit and there are no specific formulas used in the calculation of compensation. Mr. Craig Caillier, President, does not receive any compensation from the Company.

                     COMMITTEES OF THE BOARD

Nominating or Compensation

      The Company has no standing nominating or compensation committees or committees performing similar functions. The entire Board serves as the nominating committee. The Board does not consider it appropriate to have a separate nominating committee since it values input from the entire Board on the selection of directors that will lead the Company.

Audit Committee

      The Company does not have a separate Audit Committee. Accordingly, the Company's full Board of Directors is empowered to engage and evaluate the performance of the Company's public accountants and fulfill its responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Board has not adopted a written charter.

      The Company currently does not have a Board member that would qualify as a financial expert as defined under the Sarbanes-Oxley Act of 2002 due to the significant costs involved in finding a candidate that is suitable and willing to serve in such capacity.

      The Company had not yet adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

      Due to the significant costs involved, administrative burden, and the small number of executive officers involved with the Company, the Company did not believe this was an immediate priority. The Company's Board of Directors will continue to
                               -88-
consider from time to time whether a code of ethics should be developed and adopted.

Audit Committee Report

     The full Board, in its capacity as the Audit Committee, has not met in fiscal year 2004 to review and discuss the audited financial statements with management and discuss material required by the Statement on Auditing Standards No. 61 with the independent auditors. The Audit Committee has not in fiscal year 2004 reviewed the written disclosure letter from the independent accountant required by the Independence Standard Boards Standard No. 1 and discussed with the independent accountant the independent accountants independence. Since the Audit Committee has not met for the review and discussions referred to above, the Audit Committee has not made an actual recommendation to the Board of Directors that the audited financial statements be included in the Companys Annual Report on Form 10-K for the fiscal year ended July 31, 2004 as filed with the Securities and Exchange Commission.

               Submitted by the Board of Directors

               Bernard E. Boudreaux, Jr.
               Frank William Patout
               Peter V. Guarisco
               Robert B. Patout
               Victor Guarisco, II
               William S. Patout, III
               James R. Keys

   The information contained in the foregoing report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

	Meetings of the Board of Directors

    Four meetings of the Board of Directors were held during the last fiscal year. Directors attended all meetings with the exception of two meetings missed by Mr. Victor Guarisco.

	Compensation Committee Interlocks and Insider Participation in
Compensation

	Decisions

    The Board of Directors does not have a compensation committee and executive compensation determinations are made by the entire Board. None of the directors had any relationship requiring disclosure under the caption Compensation Committee Interlocks and Insider Participation. No officer, former
                             -89-
officer or employee of the Company participated in the determination of executive officer compensation during the Companys last fiscal year.

	VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Beneficial Owners of More Than 5% of the Company's Outstanding
Stock

		The following table provides information as of September 20, 2004 concerning each stockholder known by the Company to be the beneficial owner (as determined by Rule 13d-3 of the Securities and Exchange Commission) of more than five percent (5%) of its outstanding stock:

Name and Address of  		Shares Beneficially  	Percent of
Beneficial Owner            	Owned (1)(4) 		Class
----------------------------------------------------------------
M. A. Patout & Son, Ltd.        1,580,250    		63.21%
3512 J. Patout Burns Road
Jeanerette, Louisiana 70544

Peter V. Guarisco       	    531,531 (2)(3)	21.26%
P. O. Box 2588
Morgan City, Louisiana 70380

Capital Management Consultants,   204,431 (3)	       8.18%
Inc.
P. O. Box 2588
Morgan City, Louisiana 70380

Hellenic, Inc.            	    143,100 (3)          5.72%
P. O. Box 2588
Morgan City, Louisiana 70380
	(1) 	Based on information furnished by beneficial owners.
 	Includes direct and indirect ownership and, unless
	otherwise indicated, also includes shared voting and investment power with respect to reported holdings.
	(2)	Includes 143,100 shares owned by Hellenic, Inc. and
	224,431 shares owned by Capital Management Consultants,
	Inc.
	(3) 	Mr. Guarisco shares voting and investment power with
	respect to shares owned by Hellenic, Inc. and Capital Management Consultants, Inc. Mr. Guarisco disclaims beneficial ownership of these shares. In addition to Mr. Guarisco, Scott Tucker, President of Hellenic and Secretary-Treasurer of Capital Management Consultants, shares voting and investment power with respect to shares owned by Hellenic, Inc. and Capital Management
	Consultants, Inc.

	(4)	Shares held in street name and not listed above are
	estimated to be: (1) 3,500 additional shares for Patout, bringing the total shares beneficially owned to 1,583,750 or 63.4%; and (2) 199,090 additional shares for Guarisco, bringing the total shares beneficially owned to 710,621
                               -90-
	or 28.4%.




	Security Ownership of Management

		The following table lists the nominees for election as director and the Company's executive officers and shows as of September 20, 2004, the beneficial ownership (as determined in accordance with Rule 13d-3 of the Securities and Exchange
Commission) of the Company's outstanding common stock by each nominee, executive officer and by all directors and executive officers as a group:

								 Shares	 Percent
								Beneficially   of
Name      		  		Position    	  Owned (1)   Class
--------------------------------------------------------------------
Bernard E. Boudreaux, Jr. 	Chairman		  1,000	     *
Peter V. Guarisco			Director    	531,531 (2)    21.26%
Victor Guarisco, II		Director   	       18,990          *
James R. Keys			Director                0          *
Frank William Patout		Director        1,580,250 (3)     63.21%
Robert B. Patout			Director                0 		*
William S. Patout, III		Director      	    100       	*
Craig P. Caillier			President &CEO        100       	*
Rivers M. Patout			VP & Gen.Manager      100		*
All directors and
named executive officers
as a group   	     			  	    2,112,071         84.48%
----------------------------------------------------------------------
* Less than 1%

		(1) 	Based on information furnished by nominees.  Includes
	direct and indirect ownership and, unless otherwise indicated, includes shared voting and investment power with respect to reported holdings.

		(2)	Mr. Guarisco's reported holdings reflect shared voting
	and investment power with respect to 143,100 shares owned by Hellenic, Inc. and 204,431 shares owned by Capital Management Consultants, Inc. Mr. Guarisco disclaims ownership of such shares.

		(3) 	Includes shared voting and investment power with
      respect to 1,580,250 shares owned by M. A. Patout & Son, Ltd.

		The Company does not have any equity compensation plans, agreements or arrangements with any of the Company's Directors, Executive Officers or Employees.





                                -91-
	INFORMATION CONCERNING MANAGEMENT

	Business Experience of Executive Officers

		The following information concerning the Company's executive officers, including their principal occupation for the past five years and all positions and offices held with the Company by such executive officers. The term of each of the below named executive officers, elected November 25, 2003, expires on the Annual
Meeting date or when their successors have been chosen.

		Craig P. Caillier, age 42, has been President and CEO of the Company since February 2, 1996. Mr. Caillier was Senior Vice
President and General Manager of the Company from January 1994 until February 1, 1996.

		Rivers M. Patout*, age 39, for five years prior to his association with the Company, was Assistant General Manager of M.
A. Patout & Son, Ltd., Jeanerette, La.

		Stanley H. Pipes, age 69, has been Vice President and Treasurer of the Company since January 1994. Prior to that date, Mr. Pipes was Senior Vice President of the Company from August
1989 until January 1994, and Vice President from 1977 until
August 1989, and Treasurer since 1971.

		* Rivers Patout is the son of William S. Patout, III, director of the Company.

	Executive Compensation

		The following table sets forth information concerning compensation for the Company's executive officers who served as executive officers during the Company's last fiscal year and whose annual compensation and bonus was $100,000 or more during the Company's last fiscal year.

	ANNUAL COMPENSATION

	Name and Principal     					  	Other Annual
	Position               Year	Salary     Bonus  	Compensation
------------------------------------------------------------------------
Craig P. Caillier            2004  	$    0    $     0     $     0
President & CEO              2003        0          0
		   	   	     2002   25,000          0 	2,536
Rivers M. Patout (2)         2004   90,000          0  	2,700
Vice President and           2003   77,412     25,000       2,572
General Manager
------------------------------------------------------------------------
		(1) 	Company contributions to 401(k) savings plan.
		(2) 	Mr. Patout, the Company's Vice President and General
	Manager, became an executive officer of the Company in
	fiscal year 2003.

		As amended in 1986, the Company's Retirement Plan provides

                                 -92-
benefits at retirement to full-time salaried and hourly factory employees and to full-time agricultural employees who are at least 21 years of age and have at least one year of service. Contributions to the plan, which are funded entirely by the Company, are computed on an actuarial basis. The plan classifies employees as agricultural and factory employees. Benefits for factory employees (a classification that includes the Company's executive officers) are determined by multiplying the employee's years of service by the sum of (i) .60 percent times Final Average Earnings up to Covered Compensation and (ii) 1.20 percent times Final Average Earnings in excess of Covered Compensation. The term "Covered Compensation" means the average annual earnings used to calculate the participant's social security benefit.

		This average covers his entire employment history (including employment prior to employment by Sterling Sugars, if any), and assumes continued employment to age 65. It also assumes that, during each year of employment, the participant always earned the maximum amount subject to social security withholding (the
Taxable Wage Base). Each year, the Plan's actuaries provide a table that determines the Covered Compensation level for participants reaching age 65 in each of the succeeding years.
The Covered Compensation level increases over time (generally every year) as the Taxable Wage Base itself increases. As a result, Covered Compensation is relatively low for participants nearing the average retirement age of 65 and increases for younger participants. The actual final determination of a Participant's Covered Compensation amount is therefore made at the time of termination of employment or retirement.

		Mr. Patout is 39 years old and has approximately four years of credited service. Set out below is a table that shows the estimated annual pension benefits for employees retiring at age
65 with varying years of credited service and final earnings.

	                    PENSION TABLE

				Years of Service
----------------------------------------------------------------
Final Earnings     10         15            20          25
----------------------------------------------------------------
$ 50,000         $ 4,632    $ 6,948       $ 9,264     $11,580
  75,000       	 7,632     11,448        15,264      19,080
 100,000        	11,632     15,948        21,264      26,580
----------------------------------------------------------------

		Effective February 1, 1992 the Company established the Sterling Sugars, Inc. Employee's Savings Plan and Trust for the benefit of all eligible full-time salaried and hourly employees and full-time salaried agricultural employees who are at least 21 years old and have completed at least one year of service with the Company. The Plan is referred to as a 401(k) retirement plan, a form of a defined contribution plan. Through elective deferrals, employees may contribute from one to six percent of

                            -93-
their annual gross compensation into the Plan. The Company is obligated to match contributions to the extent of fifty percent of the first six percent of an employee's elective deferrals. Any additional Company contributions are discretionary. The Plan was amended effective February 1, 1994 to change eligibility requirements and investment election dates and to credit service for a related employer. Newly hired employees are now eligible to participate on the first day of the calendar month following completion of age and service requirements. Investment changes will be made effective April 1 instead of February 1 and October 1 instead of August 1 of each year. Credited service was also amended to include service with M. A. Patout & Son, Ltd., a related employer.

		On August 1, 2000, the Company established a nonqualified deferred compensation plan for a select group of management and highly compensated employees.  An employee is eligible to become a participant in the plan if such employee is designated as a participant by the Board of Directors or the Plan Administrator
in writing.  Employees so designated can elect to defer up to
100% of their compensation from the Company including bonuses.
The Board of Directors has designated Craig Caillier, President &
CEO of  the Company and Rivers Patout, Vice President and General
Manager, as participants in the plan.   As of July 31, 2004,  Mr.
Rivers Patout had deferred compensation of $27,222. At retirement, benefits are paid to participants from general corporate assets and the corporation's obligation under the plan shall be an unfunded and unsecured promise to pay.

	Stock Performance Graph

	     The following graph presents the cumulative total return on the Company's common stock for the five year period ended July
31, 2004 compared to the cumulative total return assuming
reinvestment of dividends for all stocks quoted on the NASDAQ
Market Value Index.  Because there is no published industry or line of business index comparable to the Company, a peer group was selected based on similar publicly traded companies with a market capitalization of approximately $15 million as of July 31,
2004.
	YEAR			STERLING		NASDAQ	   PEER GROUP
---------------------------------------------------------------------
      1999	      		100		   100		100
	2000				 88		   146		 87
	2001				 88		    80		 28
	2002				 85		    53	 	 19
	2003		 		 84		    70		 19
	2004				 93		    77		 18




	Certain Transactions

		The Company reimbursed M. A. Patout & Son, Ltd., which is

                                  -94-
the beneficial owner of approximately 63.21% of the Company's outstanding stock, certain expenses paid by them on behalf of the Company. Reimbursements were $ 50,016 in fiscal 2004 and $900,743 in fiscal 2003. The majority of the reimbursements for 2003 were for differences in swapped raw sugar sales whereby M.
A. Patout & Son, Ltd. sold and delivered sugar for the Company and vice versa.

		Mr. Bernard E. Boudreaux, Jr., Chairman of the Board of the Company, served in fiscal 2004 and will serve in fiscal 2005, as general counsel for the Company on a retainer basis.

		There are no personal loans or other extensions of credit outstanding for any Director or Executive Officer of the Company.

		Section 16(a) Beneficial Ownership Reporting Compliance-Persons who are directors or executive officers of the Company, and persons who beneficially own more than 10% of the Company's common stock, are required to file with the Securities and Exchange Commission periodic reports of changes in their ownership of the Company's stock. Based solely on a review of the forms furnished to the Company pursuant to the rules of the Securities and Exchange Commission, such persons complied with the filing requirements during the most recent fiscal year of the Company.

		Robert B. Patout, William S. Patout, III, and M.A. Patout & Son, Ltd., own interests in a company, Wm. Patout, Inc., that leases land to sugarcane growers, the sugarcane products of which are ultimately sold to Sterling. Sterling pays the rent directly to Wm. Patout, Inc. This amounted to less than $10,000 both in FY 03 and in FY 04.

		In 2004, M.A. Patout & Son, Ltd., purchased from Sterling its (1/2) one-half interest in a sugar warehouse which M.A. Patout
& Son, Ltd., and Sterling had built cooperatively. At the time of construction of the warehouse, M.A. Patout & Son, Ltd., and Sterling each put up $500,000 for construction costs and associated expenses. M.A. Patout & Son, Ltd., paid $500,000 to
Sterling in 2004 to purchase its (1/2) one-half interest in the warehouse facility.

	INDEPENDENT ACCOUNTANTS

	Independent Accountants

		It is anticipated that Broussard, Poche', Lewis & Breaux, LLP will be asked to serve as the Company's independent public accountants for the fiscal year ending July 31, 2005. A representative of the firm is expected to be present at the annual meeting and to be available to respond to appropriate questions. He will have the opportunity to make a statement if he desires.



                              -95-
	Audit Fees and Related Matters

		Broussard, Poche', Lewis & Breaux, LLP was paid $15,000 for the audit of the Company's financial statements for the fiscal year ended July 31, 2004.

		The independent accountants did not render professional services to the Company relating to financial information systems design and implementation during the fiscal year ended July 31, 2004.


		The Company was billed $10,000 by Broussard, Poche', Lewis & Breaux, LLP for audits of the Company's defined benefit pension plan for two years and $6,696 for income tax preparation and estimates, for review of quarterly reports filed with the Securities and Exchange Commission and preparation of depreciation schedules. The full Board, in its capacity as the Audit Committee, has considered whether these non-audit services are compatible with maintaining the independence of the Company's independent auditors, Broussard, Poche', Lewis & Breaux, LLP.



	OTHER MATTERS

		The matters to be acted upon at the Annual Meeting of Stockholders are set forth in the accompanying notice. The Board knows of no other business to come before the meeting, but if other matters requiring a vote are properly presented to the meeting or any adjournments thereof, proxy holders will vote, or abstain from voting hereon in accordance with their best judgment.

	AVAILABLE INFORMATION

		The following documents, which Sterling has filed with the Securities and Exchange Commission are incorporated herein by reference: (a) Sterling's annual report on Form 10-K for the fiscal year ended July 31, 2004;(b) Sterling's quarterly report on Form 10-Q for the fiscal quarter ended October 31, 2004.

		Sterling has filed a Rule 13e-3 Transaction Statement on
Schedule 13E-3 under the 1934 Act with respect to the Split
Transaction. The Schedule 13E-3 contains additional information about Sterling. Copies of the Schedule 13E-3 are available for inspection and copying at the principal executive offices of Sterling during regular business hours by any interested
Stockholder of Sterling, or a representative who has been so designated in writing, and may be inspected and copied, or obtained by mail, by written request the Secretary of Sterling at P.O. Box 572, Franklin, LA 70538.

		We are currently subject to the information requirements of the 1934 Act and in accordance therewith we file periodic reports, proxy statements and other information with the SEC
                             -96-
relating to our business, financial and other matters. Copies of such report, proxy statements and other information, as well as the Schedule 13E-3, may be copied (at prescribed rates) at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.D. 20549.
For further information concerning the SEC's public reference rooms, you may call the SEC at 1-800-SEC-0330. This information may also be accessed on the World Wide Web through the SEC's
Internet address at http://www.sec.gov.

		Sterling's Annual Report on Form 10-K for the fiscal year ended July 31, 2004 is incorporated herein by reference.

		We will amend this proxy statement and our Schedule 13E-3 to include or incorporate by reference any additional documents that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this document to the extent required to fulfill our disclosure obligations under the 1934
Act. Any statement contained in this proxy statement, or in a document incorporated by reference, shall be deemed to be modified or superseded to the extent that a statement contained in this proxy statement or in any other subsequently filed document incorporated by reference, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

		You can obtain any of the documents incorporated by reference in this proxy statement from Sterling or from the Securities and Exchange Commission through its Web site at the address provided above. Documents incorporated by reference are available from Sterling without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference in this proxy statement, by written request directed to the Secretary of Sterling at P.O. Box 572, Franklin, LA 70538.

	                            	By Order of the
							Board of Directors


	                              Tim Soileau, Secretary


	                         ANNEX A

	                     AMENDMENT TO THE
	                ARTICLES OF INCORPORATION
	                           OF
	                    STERLING SUGARS, INC.


		BE IT KNOWN, that on this ____ day of
______________________, 2004, before me, the undersigned Notary
Public in and for the Parish of St. Mary, Louisiana, therein


                              -97-
residing, and in the presence of the undersigned competent witnesses, personally came and appeared:

		CRAIG P. CAILLIER, appearing in his capacity as
President 	and Chief Executive Officer of Sterling
Sugars, Inc.; and

		TIM SOILEAU, appearing in his capacity as Secretary of Sterling Sugars, Inc.;

	who declared that they are appearing on behalf of Sterling Sugars, Inc., a corporation domiciled in St. Mary Parish, Louisiana, organized under the laws of the State of Louisiana by Act dated February 7, 2000, who declared that, acting pursuant to a resolution of the shareholders of Sterling Sugars, Inc., they do hereby appear for the purpose of executing this act of amendment to the Articles of Incorporation of Sterling Sugars, Inc., and putting into authentic form the amendments which were approved by majority vote of the shareholders of this Corporation, cast in person at the Annual meeting held on _________ __, 2005 or by proxy, by amending the below articles as follows:

		Article THIRD is hereby amended and restated as follows:

	"THIRD:    The total number of shares of stock which
the Corporation shall have authority to issue is one thousand two hundred fifty (1,250) and the par value of each of such shares is one dollar ($1.00), amounting in the aggregate to one thousand two hundred fifty dollars ($1,250.00).

	Effective as of the close of business on the date of filing this Amendment to the Articles of Incorporation (the
"Effective Time"), the filing of this Amendment shall effect a reverse stock split pursuant to which each two-thousand
(2,000) shares of Common Stock issued and outstanding shall be combined into one (1) validly issued, fully paid and nonassessable share of Common Stock. The number of authorized shares will be reduced proportionately to 1,250 shares. The par value of the Common Stock shall not be affected by the reverse stock split. The Corporation shall not issue fractional shares to shareholders holding less than one (1) share of Common Stock as a result of the reverse stock split. Rather, all fractional shares held by shareholders holding less than one (1) share of Common Stock will be converted into the right to receive $9.00 in cash per share on a pre-split basis. The Corporation shall require each holder of record of issued and outstanding shares of Common Stock who holds less than one (1) share of Common Stock as a result of the reverse stock split to surrender for cancellation the certificates representing such shares and receive $9.00 in cash per share on a pre-split basis."


                              -98-
		Executed this ____ day of __________________, 2005.



	WITNESSES:



	__________________________			_________________________
									Craig P. Caillier,
									President & CEO


	__________________________			_________________________
								Tim Soileau, Secretary


	______________________________
	NOTARY PUBLIC







	                               ANNEX B

	                   FAIRNESS OPINION FOR SPLIT TRANSACTION



	November 16, 2004

	Board of Directors
	Sterling Sugars, Inc.
	P. O. Box 572
	Franklin, LA 70538

	Gentlemen:

		We understand that Sterling Sugars, Inc. ("Sterling" or the "Company") has proposed to its stockholders a 1 for 2,000 reverse stock split transaction of Sterling's common stock (the "Reverse
Split"), which will result in Sterling becoming a privately held company. The Company proposes to pay its stockholders who would otherwise be left with less than one share of common stock after giving effect to the Reverse Split $9.00 in cash per pre-split share of common stock (the "Purchase Price"). The Reverse Split and cash payments are referred to, collectively, as the "Split
Transaction".

		You have asked our opinion as to whether as of the date hereof, the Purchase Price is fair and adequate, from a financial point of view, to the stockholders of Sterling.

                              -99-
		Chaffe & Associates, Inc. ("Chaffe"), as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, fairness opinions, minority stockholder representations, and valuations for estate, corporate, and various other purposes. Neither Chaffe nor any of its principal officers or shareholders has an ownership interest in the Company. In 1996, Chaffe performed certain financial advisory services for Sterling in its analysis of the potential for going private, for which we received customary compensation. In the current matter, we are financial advisors to the Board of Directors of Sterling in connection with the proposed transaction and we will receive a fee for our services, which includes the rendering of this Opinion. Compensation for our services, including the preparation and delivery of these opinions, is not dependent or contingent upon the completion of a transaction, and is not related to or based upon the nature of the findings made herein. The Company has agreed to indemnify us for certain liabilities that may arise out of rendering this opinion.

		In connection with rendering this opinion, Chaffe, among other things: (i) reviewed the draft S.E.C. Schedule 13E-3 related to the Split Transaction; (ii) reviewed certain publicly-available information concerning the business, financial condition and operations of Sterling which we believed to be relevant to our inquiry, along with certain internal financial and operating information and forecasts related to Sterling's business, provided by its management; (iii) interviewed and discussed the past and current operations, financial condition and prospects of the Company with members of the Company's senior management and discussed the strategic rationale for the Split
Transaction with them; (iv) reviewed the publicly reported prices and trading activity for the Company common stock; (v) compared the financial performance of the Company and the prices and trading activity of the Company's common stock with similar publicly available information for certain comparable publicly-traded companies and their securities; (vi) reviewed the financial terms, to the extent publicly available, of certain comparable business combinations; (vii) reviewed an independent appraisal of the land value of Sterling as prepared by Logan
Babin Real Estate and also conducted an interview with Mr. Logan
H. Babin, Jr., C.R.E.; (viii) reviewed an independent appraisal of the mineral value of Sterling as prepared by Collarini
Associates and also conducted an interview with Mr. Dennis
Jordan, P.E., President of Collarini Associates; (ix) review an independent appraisal of the sugarcane owned by Sterling as prepared by Calvin Viator, PhD and Associates, L.L.C.; and (x) performed such other analyses and examinations, and considered such other financial, economic and market criteria as Chaffe deemed appropriate to this opinion.

		In our review, Chaffe relied, without independent verification, upon the accuracy and completeness of the historical and projected financial information and all other information publicly available or furnished to us by Sterling or

                             -100-
otherwise reviewed by us for purposes of our opinion. Chaffe has not been asked to perform and has not undertaken an independent verification of any such information, and we do not assume any responsibility or liability for the accuracy or completeness thereof. We did not make an independent evaluation or appraisal of the value of the Company's assets or liabilities (contingent or otherwise), but relied on valuations and appraisals provided to us. With respect to the Company's forecasted financial results, Chaffe has assumed, with your consent, that they are reasonably prepared on bases reflecting Sterling senior management's best currently available estimates of future financial performance. We express no opinion with respect to such forecasts or the assumptions on which they were based. We have further relied upon the assurances of the Company's senior management that they are not aware of any facts that would render the above information inaccurate, incomplete or misleading. Our opinion is necessarily based upon financial, economic, market and other conditions as they exist and can be evaluated as of the date hereof.

		In connection with the preparation of our opinion, we have not considered the relative merits of the Split Transaction as compared to (i) any alternative business strategy that might exist for the Company or (ii) the effect of the Split Transaction with respect to tax consequences that may arise as a result.
Although we evaluated the consideration to be paid to Sterling's stockholders who would otherwise be left with less than one share of common stock after the Reverse Split from a financial point of view, we were not asked, and did not recommend, the specific consideration payable in the Split Transaction. We have assumed that the Split Transaction will be consummated on substantially the same terms as set forth in the draft Schedule 13E-3. It should be understood that subsequent developments may affect this opinion, and we do not have any obligation to update, revise or reaffirm this opinion. Further, we express no opinion as to the prices or trading ranges at which the Company common stock will trade at any time in the future.

		Our opinion is addressed to the board of directors of the Company. It does not constitute a recommendation to any stockholder as to how such stockholder should vote at a meeting called to consider and vote upon the Split Transaction, and it should not be relied upon as a recommendation as to how such stockholder should vote his or her shares. This opinion is directed only to the fairness and adequacy, from a financial point of view, of the Purchase Price to be paid to the stockholders who would otherwise be left with less than one share of common stock after the Reverse Split. Our opinion may not be reproduced, summarized, described or referred to or given to any other person without our prior consent. Notwithstanding the foregoing, this opinion may be included in the Schedule 13E-3 to be mailed to the holders of Company's common stock in connection with the Split Transaction, provided that this opinion will be reproduced in such Schedule 13E-3 in full, and any description of or reference to us or our actions, or any summary of the opinion

                             -101-
in such Schedule 13E-3, will be in a form reasonably acceptable to us.

		Based upon and subject to the foregoing and based upon such other matters as we considered relevant, it is our opinion as of the date hereof, that the Purchase Price of $9.00 per pre-split share of Sterling common stock is fair and adequate, from a financial point of view, to the stockholders of Sterling.

	Very truly yours,



	_________________________
	CHAFFE & ASSOCIATES, INC.

	                              ANNEX C

	Stanley H. Pipes 200
	4380 Irish Bend Road
	Franklin, La. 70538

	                        PROXY (PRELIMINARY COPY)
	                          STERLING SUGARS, INC.

	                 Proxy Solicited by the Board of Directors
	             Annual Meeting of Stockholders - December 3, 2004


		The undersigned hereby nominates, constitutes and appoints Peter V. Guarisco and Robert B. Patout, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of STERLING
SUGARS, INC., which the undersigned is entitled to represent and vote at the 2004 Annual Meeting of Stockholders of the Company to be held in the St. Mary Parish Library, 206 Iberia Street,
Franklin, Louisiana on _________ _____, 2005, at 10:00 a. m., and
at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

	THE DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1 AND 2.

	1.	To approve amendments to STERLING'S Charter, as amended, to
	effect a 2,000-for-1 reverse stock split and cash payment for of certain fractional shares, as described in STERLING'S proxy statement dated _________ ___, 2005.

		FOR 				AGAINST 				ABSTAIN

	2.	For election of the following slate of directors to serve
for one year or until their successors are elected and qualified:

		FOR 				AGAINST


                                -102-
			Bernard E. Boudreaux, Jr.,
			Peter V. Guarisco,
			Victor Guarisco, II,
			James R. Keys,
			Frank William Patout,
			Robert B. Patout,and
			William S. Patout, III

	INSTRUCTION:

	  (To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below)

	____________________________

	3. In their discretion, on such other business as may properly come before the meeting or any adjournment thereof, provided STERLING'S management had no knowledge of such matters a reasonable time before the date of proxy solicitation.


	IMPORTANT - PLEASE SIGN AND DATE BELOW AND RETURN PROMPLY. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE
STOCKHOLDER.  WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE
VOTED "FOR" PROPOSAL NUMBERS 1 AND 2 SET FORTH ABOVE.

5824:
Date____________________________,2005


5828:
	____________________________
5831:



NOTE: 	Please sign your name exactly as it appears hereon.
	Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should state their full titles as such.


	WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME
PRIOR TO ITS USE.











                               -103-
	                            ANNEX D

	                       FINANCIAL STATEMENTS
	                       FORM 10Q (Unaudited)
	                        October 31, 2004

	    	UNITED STATES
	SECURITIES AND EXCHANGE COMMISSION
	WASHINGTON, D. C.  20549
	FORM 10-Q

	[X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
	OF THE SECURITIES EXCHANGE ACT OF 1934

	For the quarterly period ended October 31, 2004

	OR

	[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d)
	OF THE SECURITIES EXCHANGE ACT OF 1934

	For the transition period
from_________________to__________________

	COMMISSION FILE NUMBER:   0-1287

	 STERLING SUGARS, INC.
	Exact name of registrant as specified in its charter


	 Louisiana                              72-0327950
	State or other jurisdiction of 		IRS employer
identification
	incorporation or organization                    number


		 P. O. Box 572, Franklin, La.               	 70538
	Address of principal executive offices			Zip Code

	 337-828-0620
	Registrant's telephone number
	including area code


	 Not Applicable
	Former name, former address and former fiscal year, if changed since last report.

	Indicate by check mark whether registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months
(or such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.


                             -104-
	        	YES [X]  		NO

	Indicate by check mark whether the registrant is an accelerated filer (as defined in Rule 12b-2 of the Act).

	        	YES  		NO	[X]


	There were 2,500,000 common shares outstanding at November 30, 2004.


	Total number of pages:   17


	                       STERLING SUGARS, INC.
	 	                      I N D E X


						       			       PAGE
											NUMBER
	PART I:  FINANCIAL INFORMATION:

		ITEM 1. FINANCIAL STATEMENTS

			Condensed balance sheets October 31, 2004
			(unaudited) and July 31, 2004                       I-1

			Statements of earnings and retained earnings
			Three months ended October 31, 2004
			(unaudited) and 2003 (unaudited)                    I-2

			Statements of cash flows
			Three months ended October 31, 2004
			(unaudited) and 2003 (unaudited)                    I-3

			Notes to condensed financial statements
			Three months ended October 31, 2004 and 2003        I-5


		ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF
			   FINANCIAL CONDITION AND RESULTS OF OPERATIONS    I-6

	     ITEM 4. CONTROLS AND PROCEDURES                            I-9

	PART II. OTHER INFORMATION:

		ITEM 1. LEGAL PROCEEDINGS                                II-1

		ITEM 6. EXHIBITS AND REPORTS ON FORM 8K                  II-1






                                 -105-
	                      STERLING SUGARS, INC.
	                    CONDENSED BALANCE SHEETS


	                               		October 31,    July 31,
	                                           2004          2004
	                                         UNAUDITED       NOTE
							--------------------------------
	ASSETS:

	CURRENT ASSETS:
		Cash and short-term investments       55,776      1,550,726
		Accounts receivable		     3,446,431      1,405,538
		Inventories at lower of cost
		   or market  			    13,159,822      8,406,006
		Other current assets			 409,204        504,470
							--------------------------------
	TOTAL CURRENT ASSETS                    17,071,233     11,866,740
            					--------------------------------

	Property, plant and equipment - net	    25,190,062     25,471,499
							--------------------------------
	Expenditures for future crops		       106,870	    106,870
							--------------------------------
	Notes receivable  No allowance
		for doubtful accounts
		considered necessary  			 220,403        228,174
							--------------------------------
	Other assets			  		  95,765	     83,566
							--------------------------------
							    42,684,333	 37,756,849
							================================

	LIABILITIES AND STOCKHOLDERS EQUITY:

	CURRENT LIABILITIES:
	Notes Payable					 11,635,500	    8,404,000
	Accounts payable and accrued expenses	  1,699,047       420,446
	Due cane growers					  3,611,964     3,872,774
	Current portion long-term debt		  1,129,327     1,129,327
							--------------------------------
	TOTAL CURRENT LIABILITIES	 		 18,075,838    13,826,547
							--------------------------------




	Long-term debt					  3,549,782	    4,306,491
							--------------------------------
	Deferred income taxes				  1,663,618	    1,663,618
							--------------------------------





                                    -106-
	STOCKHOLDERS  EQUITY:
		Common stock				  2,500,000	    2,500,000
		Additional paid in capital		     40,455        40,455
		Retained earnings				 16,854,640    15,419,738
							--------------------------------
                                                 19,395,095	   17,960,193
							--------------------------------
								 42,684,333	   37,756,849
                                          ================================

	NOTE:	The balance sheet at July 31, 2004 has been taken from
		the audited financial statements at that date and condensed.

			See notes to condensed financial statements.




                                  I-1




	                            STERLING SUGARS, INC.
	                  STATEMENT OF EARNINGS AND RETAINED EARNINGS
	                                  (UNAUDITED)

								THREE MONTHS ENDED OCTOBER 31
								-----------------------------
							             2004	        2003
									------       ------
								    (Unaudited)  (Unaudited)
	REVENUES:

	Sugar and molasses sales			    4,716,724 	6,422,358
	Interest earned					        3,037	      920
	Mineral leases and royalties		            404,921	  130,356
	Other (Note B)					      846,361	2,160,254
								    ----------   ----------
								    5,971,043	8,713,888
								   ----------    ----------

	COSTS AND EXPENSES:

	Cost of products sold			         2,984,525	6,082,543
	General and administrative		           371,075	  212,984
	Interest expense 				           301,086        136,414
								  ----------     ----------
								   3,656,686	6,431,941
								  ----------     ----------

	NET EARNINGS (LOSS) BEFORE
		INCOME TAXES				   2,314,357	2,281,947
	INCOME TAX EXPENSE (CREDIT)		           879,456        867,140
								  ----------      ----------
                                    -107-
NET EARNINGS (LOSS)				   1,434,901	1,414,807

	RETAINED EARNINGS AT BEGINNING
		OF PERIOD   				  15,419,739     13,781,536
								  ----------     ----------
	RETAINED EARNINGS AT END OF PERIOD          16,854,640     15,196,343
							        ==========     ==========
	NET EARNINGS (LOSS) PER SHARE			        0.57	     0.57
								  ==========     ==========

	See notes to condensed financial statements



	                                I-2








	                             STERLING SUGARS, INC.
	                            STATEMENT OF CASH FLOWS


								THREE MONTHS ENDED OCTOBER 31
								-----------------------------
							  	          2004         2003
									   ------       ------
								      (Unaudited)  (Unaudited)
	OPERATING ACTIVITIES:
		Net earnings (Loss)				 1,434,901	  1,414,807
		Adjustments to reconcile net
		  earnings to net cash provided
		  by (used in) operating
	       activities:
			Depreciation				   622,350      607,224
		Changes in operating assets and
		  liabilities:
			Increase in accounts
			  receivable			      (2,040,893)  (2,818,466)
			(Increase) decrease in
			  inventories                       (4,753,816)  (6,476,806)
	     	Increase (decrease) in
			  other current assets              (   92,566)  (   89,661)
	     	Increase in accounts
			  payable, accrued
			  expenses and due cane
			  growers					 1,017,791    2,320,920
		Other items - net			            (  245,369)     184,907
								    -------------  ------------
	Net cash used in
	operating activities			            (4,057,602)  (4,857,075)
								    -------------  ------------
                                       -108-
	INVESTING ACTIVITIES:
		Purchase of property, plant
		  and equipment			            (  337,138)  (2,461,332)
								    ------------- -------------
	Net cash used in
	investing activities			            (  337,138)  (2,461,332)

	FINANCING ACTIVITIES:
		Proceeds from short-term debt	            11,257,000   10,580,000
	     Payments on short-term debt                (7,600,500)  (2,787,023)
	     Payments on long-term debt                 (  756,710)  (   89,430)
								    -------------  ------------



	     Net cash provided by
		  (used in) financing
		  activities					 2,899,790	 7,703,547
								    ------------- ------------
		Increase (decrease) in cash
		 and temporary investments	            (1,494,950)	   385,140
	     Cash and temporary investments
		 at the beginning of the period	       1,550,726       1,110
								    ------------- ------------
		Cash and temporary investments
		at the end of the period			    55,776	   386,250
								   ============== ============


























	                               I-3


	                              -109-

	                             STERLING SUGARS, INC.
	                           STATEMENT OF CASH FLOWS
	                                 (CONTINUED)


								THREE MONTHS ENDED OCTOBER 31
								-----------------------------
										2004         2003
						                       ------       ------
								        (Unaudited)  (Unaudited)

	Supplemental information:


      	Interest paid					    187,309		141,357
								        ==========   ==========
		Income taxes paid				        $    -       $     -
								        ==========   ==========




























	                                        I-4








                                      -110-
	                               STERLING SUGARS, INC.
	                    NOTES TO CONDENSED FINANCIAL STATEMENTS
	                  THREE MONTHS ENDED OCTOBER 31, 2004 AND 2003
	                                   (UNAUDITED)


	A. CONDENSED FINANCIAL STATEMENTS:

		The condensed balance sheet as of October 31, 2004, the statements of earnings and retained earnings for the three months ending October 31, 2004 and 2003, and condensed statements of cash flows for the three month periods then ended have been prepared by the Company, without audit. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows at October 31, 2004 and for all periods presented have been made.

		Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. It is suggested that these condensed financial statements be read in conjunction with the July 31, 2003 annual report to stockholders and the Form 10-K filed with the Securities and Exchange Commission on October 28, 2004. The results of operations for the period ending October 31, 2004 are not necessarily indicative of the operating results for the full year.

	B. DISASTER RELIEF SUBSIDY

		Under the Agricultural Assistance Act of 2003, the Commodity Credit Corporation (CCC) has been directed to pay $60,000,000 in compensation to Louisiana sugarcane producers and processors suffering economic losses from the effects of Tropical Storm
Isadore, Hurricane Lili and excessive rains in October, 2002.
Under the plan, the CCC paid in October, 2003, the processors 93% of the total based on a predetermined formula, less a 7% holdback for appeals purposes. The processors then paid the cane suppliers based on existing contracts between the mills and the farmers.
The 7% holdback will be disbursed at the conclusion of the appeals process.





		Management estimates the gross amount to be paid to the Company to be $4,386,000 before the 7% holdback and payments to farmers of 65%. After farmer payments, the Company's portion of the proceeds is estimated to be approximately $1,535,000. These amounts are before rentals to be received from producers on Company owned land. The 7% holdback was received in October, 2004 and the Company's portion was $84,882.19.
	                             I-5

                                   -111-


	                            STERLING SUGARS, INC.
	                   MANAGEMENT'S DISCUSSION AND ANALYSIS OF
	                FINANCIAL CONDITION AND RESULTS OF OPERATIONS

	Forward-Looking Information
	----------------------------


		This Form 10-Q contains certain statements that may be deemed "forward-looking statements." All statements, other than historical statements, in this Form 10-Q that address activities, events or developments that the Company intends, expects, projects, believes or anticipates will or may occur in the future, are forward-looking statements. Such statements are based on assumptions and analysis made by management the Company in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate. The forward-looking statements in the Form 10-Q are also subject to a number of material risks and uncertainties, including weather conditions in south Louisiana during the sugarcane growing season, the success of sugarcane pest and disease abatement procedures, the quality and quantity of the sugarcane crops, mechanical failures at the Company's sugar mill, and prices for sugar and molasses produced by the Company. Such forward-looking statements are not guarantees of future performance and actual results. Development and business decisions may differ from those envisioned by such forward-looking statements.

	Results of Operations:
	----------------------

	General Information:
	--------------------

		The Company commenced grinding on September 21, 2004. As of December 1, 2004, the Company is averaging 207 pounds of sugar per ton of cane compared to 207 and 172 pounds of sugar per ton for the last two years, respectively. Sugar yields are about the same as last year. However, dry weather and excessive rainfall at inappropriate times, has reduced the tonnage of sugarcane per acre. The Company expects to grind approximately 770,000 tons of cane this crop compared to 901,639 and 1,027,182 tons for the previous two years, respectively. In all probability, the Company will produce about 17,000 tons less sugar than the previous year because of the unusually short crop.


		Lost time percent is excellent at 2.61 percent for the current crop compared to 4.96 percent and 7.94 percent for the previous two years.

		Average tons ground per crop day was 9,753 at December 1, 2004 compared to 9,827 and 9,911 on the same day for the
                               -112-
previous two years. The basis price paid to farmers for the crop years 2003, 2002 and 2001 was 20.35 cents per pound, 20.68 and 20.45, respectively. The price for the current year (2004 crop) is down to around 20.00 cents per pound as of October 31, 2004.


	Sugar and Molasses Sales:
	-------------------------

		Sugar and molasses sales for the three months ended October
31, 2004 and 2003 were as follows:
	                                                2004         2003
	                                               ------       ------
	Raw sugar sales					   4,168,897      6,135,213
	Molasses sales					     547,827        287,145
								   --------------------------
								     4,716,724    6,422,358
								   ==========================


		As of October 31, 2004, the Company had shipped 9,926 tons of raw sugar compared to 14,416 tons shipped as of October 31, 2003. Raw sugar sales are down from last year and inventories up due to lesser demand from refiners. Shipments of raw sugar are dictated by the refiners based on their needs and production schedules.

		Molasses production is up slightly at 5.06 gallons per ton of sugarcane as of October 31, 2004 compared to 5.27 gallons per ton and 4.92 gallons per ton for the last two years. As of October 31, 2004, the Company had shipped 1,821,466 gallons of molasses compared to 1,061,662 gallons the previous year. The molasses price is down slightly this year over the previous two years. Currently, the molasses price is fixed at $51.40 per ton compared to $53.75 and $60 for the previous two years.

	Interest Earned:
	----------------

		Interest earned was $3,037 for the three months ending October 31,2004 compared to $920 for the same period last year.

	Mineral Leases and Royalties:
	-----------------------------

		Mineral leases and royalties were $404,921 for the three months ended October 31, 2004 compared to $130,356 for 2003 and
$86,274 for 2002.   There were no new oil and gas leases granted
for the three month period ended October 31, 2004. The increase in 2004 compared to 2003 is a result of royalties received on a new well completed in May, 2003.

		All royalties are applied to the Company's long-term debt.



                                -113-
	Other Revenues:
	---------------

		Other revenues consist mainly of miscellaneous income and cane land rentals. Cane land rentals for the three months ended
October 31, 2004 were $572,366 compared to $580,542 for the same period in the prior year. Other revenue for October 31, 2003 includes a disaster payment received under the Agricultural
Assistance Act of 2003. The Company received the final 7% holdback totaling $84,882.19 in October 2004 and that amount was accrued at July 31, 2004. See Note B to the financial statements for further information on the disaster payment.

	Cost of Products Sold:
	----------------------

		Cost of products sold decreased to $2,961,590 for the three months ended October 31, 2004 compared to $6,082,543 for the three month period ending October 31, 2003. The two storms during the previous year's crop contributed to the large cost of products sold at October 31, 2003. Higher inventories also contributed to the lower cost of products sold for the current year. At October 31, 2003, inventories were $9,111,937 compared to $13,159,822 this year. Refiners continue to require the Company to hold sugar for longer periods. Costs relating to sales are charged to cost of products sold.

	General and Administrative Expenses:
	------------------------------------

		General and administrative expenses were $371,075 for the current period and $212,984 for the same period last year. The increase was primarily caused by increases in legal expenses relating to the Company going private, bonuses and hospitalization costs.

	Interest Expense:
	-----------------

		Interest expense increased to $301,086 for the three months ended October 31, 2004 from $136,414 for the three months ended
October 31, 2003.  The increase includes $157,215 due M. A.
Patout & Son, Ltd. for interest cost incurred by them on the Company's behalf.

	Income Taxes:
	-------------

		Income taxes (credit) for the three month periods ending October 31, 2004 and 2003 were recorded at the statutory rate of 38 percent which reflects the 34 percent federal corporate rate plus 4 percent state income taxes.




                                -114-
	Liquidity and Capital Resources:
	--------------------------------

		At October 31, 2004, the Company had negative working capital of $1,004,605 compared to negative working capital of $4,173,568 at October 31, 2003. Working capital ratios were
..94:1 and .77:1 respectively.


		Typically, the Company begins short-term borrowing during the idle season to finance company operations and capital additions. At July 31, 2004, short-term debt outstanding was $8,404,000 and at October 31, 2004 short-term debt had increased to $11,635,500. At July 31, 2003, short-term debt was $4,207,023 and had increased to $12,000,000 by October 31, 2003.

	     With refiners requiring the Company to store sugar longer, short-term borrowings have increased to finance operations. At
October 31, 2004, the Company had inventories of $13,159,822 compared to $9,114,937 on October 31, 2003. Inventories on hand at July 31, 2004 were $8,406,006 whereas on July 31, 2003 inventories totaled $2,638,131. The $12,000,000 short-term debt outstanding at October 31, 2003 includes financing for a new boiler costing approximately $3,500,000 installed and placed in service in early






























	                               I-8
                                    -115-


		October, 2003. In November, 2003 the Company financed $3,000,000 payable in twelve consecutive semi-annual payments of $250,000 plus interest at the rate of 5.75% per annum. The first payment on the note was due March 31, 2004. The Company will continue to use the proceeds from oil and gas royalties to pay down long-term debt. The Company has a $17,000,000 line of credit with a bank.

	ITEM 4 - DISCLOSURE CONTROLS AND PROCEDURES

		Our management, with the participation of our principal executive officer and principal financial officer, has evaluated the effectiveness of our disclosure controls and procedures (as such term is defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) as of the end of the period covered by this report. Based on such evaluation, our principal executive and principal financial officer have concluded that, as of the end of such period, our disclosure controls and procedures are effective in recording processing, summarizing and reporting on a timely basis, information required to be disclosed by us in reports that it files or submits under the Exchange Act.

	INTERNAL CONTROL OVER FINANCIAL REPORTING

		There have not been any changes in our internal control over financial reporting (as such term is defined in Rules 13-15(f) and 15d-15(f) under the Exchange Act) during the first fiscal quarter that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.













                                     	I-9








                                -116-

PART II - OTHER INFORMATION

		ITEM 1  - LEGAL PROCEEDINGS

		There have been no material developments in the legal proceedings reported in the Company's Annual Report on Form 10-K for the year ended July 31, 2004.

		ITEM 6  - EXHIBITS AND REPORTS ON FORM 8K


			(a) Exhibits

		Exhibit   Description 		                        Page
		------------------------------------------------------------
		11        Computation of Earnings per Share     		14
		31.1      Section 906 Certification of Chief    		14
					Executive Officer
		31.2		Section 906 Certification of Chief			15
					Financial Officer
		32.1		Certification Pursuant to 18 U.S.C.		16
					Section 1350, as Adopted Pursuant
					to Section 906 of the Sarbanes-Oxley
					Act of 2002

			(b) Reports on Form 8K

				No reports on Form 8-K have been filed for the
					period.





















	                                 II-2





                                      -117-
                         	SIGNATURES

		Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



							STERLING SUGARS, INC.
							--------------------
								(REGISTRANT)




	DATE	December 13, 2004		  By: /s/ Craig P. Caillier
		-----------------         	---------------------
							CRAIG P. CAILLIER
							PRESIDENT AND CEO

	DATE	December 13, 2004		  By: /s/ Stanley H. Pipes
		-----------------         	---------------------
							STANLEY H. PIPES
							VICE PRESIDENT AND TREASURER






















	                                     II-2








                                      -118-
EXHIBIT 11

	                              STERLING SUGARS, INC.
	                        COMPUTATION OF EARNINGS PER SHARE

									Years Ended October 31
							          -----------------------
										2004        2003
									-------------------------
	Primary
		Income (Loss)	                         1,434,901   1,414,807
					 				=========================

	Shares
		Weighted average number of common
		shares outstanding				 2,500,000   2,500,000
									-------------------------
		Primary earnings (loss) per share		      0.57	      0.57
									=========================





	EXHIBIT 31.1

	CERTIFICATIONS

		I, Craig P. Caillier, certify that:

		1.	I have reviewed this quarterly report on Form 10-Q of
	Sterling Sugars, Inc.;

		2.	Based on my knowledge, this report does not contain any
		untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which statements were made, not misleading with respect to the period covered by this report;

		3.	Based on my knowledge, the financial statements, and
	other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report.

		4.	The registrant's other certifying officer and I are
	responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules
	13a-15(e) and 15d-15(e)) for the registrant and have:

		a) 	Designed such disclosure controls and procedures,
                  or caused such disclosure controls and procedures to be designed under our supervision, to ensure that
      		material information relating to the registrant,
                                     -119-
	            including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report if being prepared;

		b)	Evaluated the effectiveness of the registrant's
	      	disclosure controls and procedures and presented in
		      this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

		c)	Disclosed in this report any change in the
	            registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

		5.	The registrant's other certifying officer and I have
	            disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

		a)	All significant deficiencies and material
                  weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

		b)	Any fraud, whether or not material, that involves
			management or other employees who have a
                  significant role in the registrant's internal control over financial reporting.



	Date: 	December 13, 2004
			-----------------


	  						/s/ Craig P. Caillier
	  						----------------------
	  						Craig P. Caillier
	  						President and Chief Executive Officer






                                  -120-
	EXHIBIT 31.2


		I, Stanley H. Pipes, certify that:

		1.	I have reviewed this quarterly report on Form 10-Q of
	      Sterling Sugars, Inc.;

		2.	Based on my knowledge, this report does not contain any
		untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which statements were made, not misleading with respect to the period covered by this report;

		3.	Based on my knowledge, the financial statements, and
	      other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report.

		4.	The registrant's other certifying officer and I are
	      responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

			a) 	Designed such disclosure controls and procedures,
                  or caused such disclosure controls and procedures to be designed under our supervision, to ensure that
		      material information relating to the registrant,
	            including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report if being prepared;

			b)	Evaluated the effectiveness of the registrant's
		      disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

			c)	Disclosed in this report any change in the
	            registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

		5.	The registrant's other certifying officer and I have
	      disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the
                                       -121-
	      registrant's board of directors (or persons performing the equivalent functions):

			a)	All significant deficiencies and material
                  weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

			b)	Any fraud, whether or not material, that involves
			management or other employees who have a
                  significant	role in the registrant's internal
                  control over financial reporting.


	Date: 	December 13, 2004
			-----------------




	  						/s/ Stanley H. Pipes
	  						----------------------
	  						Stanley H. Pipes
	  						Vice President and Treasurer
							(Principal Financial and Accounting
							Officer)





	EXHIBIT 32.1


	CERTIFICATION PURSUANT TO
	18 U.S.C. SECTION 1350,
	AS ADOPTED PURSUANT TO
	SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


		In connection with the Quarterly Report of Sterling Sugars, Inc. (the "Company") on Form 10-Q for the quarter ending October
31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Craig P. Caillier, President and Chief Executive Officer of the Company, and I, Stanley H.
Pipes, Vice President and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

	(1)	The Report fully complies with the requirements of
	section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


                                  -122-
	(2)	The information contained in the Report fairly
      presents, in all material respects, the financial condition and results of operations of the Company.



						/s/ Craig P. Caillier
	Date: December 13, 2004      	---------------------
						Craig P. Caillier
						President and Chief Executive Officer


						/s/ Stanley H. Pipes
	Date: December 13, 2004		---------------------
						Stanley H. Pipes
						Vice President & Treasurer






	                              ANNEX E


	Land appraisal prepared by Logan Babin Real Estate

	Mineral appraisal prepared by Collarini & Associates, Inc.

	Crop appraisal prepared by Calvin Viator, Ph.D.
	and Associates, L.L.C.


	STERLING SUGARS, INC.
	SUMMARY OF INFORMATION ON COMPARABLE SALES
	IN ST. MARY, IBERIA, LAFOURCHE & ST. LANDRY PARISHES
	FROM LOGAN BABIN REAL ESTATE APPRAISAL




	AGRICULTURAL PLANTATION SALES

	SALE	  TRANSACTION                         PRICE PER
                 DATE       ACREAGE    PRICE         ACRE
      -----------------------------------------------------
	1        01/20/04      3,352   $4,107,885   $1,225.50
	2        09/30/03      3,232   $9,500,000   $2,939.36
	3        03/02/00      2,250   $1,400,000   $  622.22
	4        06/10/99      4,113   $5,100,000   $1,239.97
	5        12/08/98  10,121.77   $4,650,000   $  469.41
	6        01/  /97      8,751   $6,500,000   $  742.77
	7 (6)    06/18/96      3,847   $3,250,000   $  844.81
	8 (7)    04/12/96  2,406.018   $3,500,000   $1,454.69


                                 -123-
	RESIDENTIAL SALES
	SALE	 TRANSACTION                          PRICE PER
                DATE       ACREAGE      PRICE       ACRE
      -----------------------------------------------------
	1        11/16/00     37,510 SF   $32,000    0.85/SF
	2        11/16/00     75,020 SF   $64,000    0.85/SF
	3        11/29/00     37,550 SF   $31,940    0.85/SF
	4        10/22/01      3.507      $43,084  12,285.14
	5        03/15/02      3.662      $45,775    $12,500
	6        03/15/04      3.812      $49,556    $13,000
	7        PENDING         8.0     $200,000    $25,000

	INDUSTRIAL/COMMERCIAL SALES

	SALE	 TRANSACTION                           PRICE PER
                DATE        ACREAGE      PRICE       ACRE
      ------------------------------------------------------
	1        06/26/98     170.13   $1,020,780     $ 6,000
	2        06/12/97      46.91     $418,000     $ 8,910.68
	3        04/24/02      10        $250,000     $25,000
	4        04/24/02      10        $250,000     $25,000
	5        02/23/01      10.055    $360,000     $35,803.08
	6        11/  /00      52      $1,141,316     $21,948.39
	7        12/08/98     222.17   $1,800,000      $8,101.90
	8        03/16/98      16.5221   $310,000     $18,762.75
	9        10/23/96      13.503    $210,000     $15,552.10

	WOODED/SWAMP/MARSH SALES

	SALE   TRANSACTION                             PRICE PER
                 DATE        ACREAGE     PRICE        ACRE
      --------------------------------------------------------
	1       11/08/96       190.129    175,600        $923.58
	2       01/22/97        74.526   $103,448      $1,388.06
	3       02/18/97       131.866   $246,985      $1,873
	4       04/16/97       195.882   $180,000        $918.87
	5       12/20/00        151.19
                              (23.44
                          acres cane
                                land)  $122,476.

	6       04/17/01        141.53
                              (22.09
                          acres cane
                                land)  $114,945.50

	7       08/27/01        141.93
                              (23.60
                          acres cane
                                land)   $118,165.50

	8       02/06/02        144.40
                              (21.95
                          acres cane
                           land plus
                              access
                                  -124-
                                road)   $119,015.50

	9       08/28/02        196.37
                              (10.87
                          acres cane
                              land +
                           185.5 low)   $119,925.50

	10      07/  /03       337.062
                         (37.81 high
                           land + 60'
                           servitude,
                              299.252
                                  low)  $222,583.50      37.81 @
                                                        $2,500
 	                                                     299.252 @
                                                          $500
	11      06/23/92         7,068  $1,696,340          $240
	12      09/25/92         4,618  $1,130,624          $244.93
	13      11/12/02         2,704  $1,300,000          $480.77




















                                -125-